     As filed with the Securities and Exchange Commission on April 23, 2004

                                                    1933 Act File No. 333-113675

                                                     1940 Act File No. 811-21416

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

/X/    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 / /    Pre-Effective Amendment No. 1

 / /    Post-Effective Amendment No. ______

                                     and/or

/X/    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

/X/    Amendment No. 5



                JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
           (formerly, "John Hancock Preferred & Equity Income Fund")

                Exact Name of Registrant as Specified in Charter

               101 Huntington Avenue, Boston, Massachusetts 02199
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 375-1500
               Registrant's Telephone Number, including Area Code

  Susan S. Newton, Secretary, John Hancock Tax-Advantaged Dividend Income Fund
               101 Huntington Avenue, Boston, Massachusetts 02199
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to: David C. Phelan, Esq.        Thomas A. Hale, Esq.
           Hale and Dorr LLP            Skadden, Arps, Slate, Meagher & Flom LLP
           60 State Street              333 West Wacker Drive, Suite 2100
           Boston, Massachusetts 02109  Chicago, IL 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ___


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities   Amount Being        Proposed Maximum           Proposed Maximum               Amount of
 Being Registered      Registered      Offering Price Per Unit    Aggregate Offering Price      Registration Fee
----------------------------------------------------------------------------------------------------------------
Preferred Shares      15,200 shares          $25,000.00               $380,000,000.00              $48,146.00


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer to sell is not permitted.



PRELIMINARY PROSPECTUS            Subject to completion           April 26, 2004

--------------------------------------------------------------------------------

3,800 SHARES SERIES M


3,800 SHARES SERIES W


3,800 SHARES SERIES TH


3,800 SHARES SERIES F


[JHF LOGO]

John Hancock Tax-Advantaged
Dividend Income Fund
AUCTION PREFERRED SHARES
--------------------------------------------------------------------------------


John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund is offering 3,800 shares of its Series M Auction Preferred Shares, 3,800 shares of its Series W Auction Preferred Shares, 3,800 shares of its Series TH Auction Preferred Shares, and 3,800 shares of its Series F Auction Preferred Shares (collectively, the "Preferred Shares" or "APS").


INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowing for investment purposes) in dividend-paying common and preferred securities that John Hancock Advisers, LLC (the "Adviser") believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% ("tax-advantaged dividends"). The Fund may invest the remainder of its assets in other equity and fixed income securities the income from which does not qualify for such tax treatment. In selecting securities for the Fund's portfolio, the Adviser also considers the potential for capital appreciation. The Fund intends to concentrate its investments in securities issued by U.S. corporations in the related groups of industries comprising each of the utilities sector and the financial services sector and will be subject to certain risks due to such emphasis. The Fund allocates its investments among various industries and issuers in such sectors based on the Adviser's evaluation of market and economic conditions.

INVESTMENT ADVISER. John Hancock Advisers, LLC is the Fund's investment adviser and administrator.


BEFORE BUYING ANY PREFERRED SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN "RISK FACTORS" BEGINNING ON PAGE 28. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--SPECIAL RISK CONSIDERATIONS" BEGINNING ON PAGE 5.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                                                PROCEEDS TO
                                                              PRICE TO PUBLIC    SALES LOAD         FUND(1)
-----------------------------------------------------------------------------------------------------------
Per share                                                      $     25,000      $       250    $    24,750
-----------------------------------------------------------------------------------------------------------
Total                                                          $380,000,000      $ 3,800,000    $376,200,000
-----------------------------------------------------------------------------------------------------------



(1) Plus accumulated dividends, if any, from the date the APS are issued, but before offering expenses payable by the Fund estimated to be $425,000.



The APS are being offered by the underwriters subject to certain conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered to the nominee
of The Depository Trust Company on or about April   , 2004.



UBS INVESTMENT BANK


                   MERRILL LYNCH & CO.


                                    WACHOVIA SECURITIES


                                                 A.G. EDWARDS & SONS, INC.

Investors in APS will be entitled to receive cash dividends at an annual rate that may vary for successive Dividend Periods for such shares. The dividend rate on the Series M APS for the initial period from and including the date of issue
to, but excluding,           , 2004 will be   % per year. The dividend rate on
the Series W APS for the initial period from and including the date of issue to,
but excluding,           , 2004 will be   % per year. The dividend rate on the
Series TH APS for the initial period from and including the date of issue to,
but excluding,           , 2004 will be   % per year. The dividend rate on the
Series F APS for the initial period from and including the date of issue to, but
excluding,           , 2004 will be   % per year. For each subsequent period,
the Auction Agent will determine the dividend rate for a particular period by an Auction conducted in accordance with the procedures described in this Prospectus and, in future detail, in Appendix D to the Statement of Additional Information.


The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a selling shareholder that sells APS between Auctions may receive a price per share of less than $25,000. The Fund may redeem APS as described under "Description of Preferred Shares--REDEMPTION."


The APS will be senior in liquidation and distribution rights to the Fund's outstanding Common Shares. The Fund's Common Shares are trading on the New York Stock Exchange under the symbol "HTD." This offering is conditioned upon the APS receiving a rating of "Aaa" from Moody's Investors Service, Inc. and a rating of "AAA" from Standard & Poor's Ratings Group.



You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A
Statement of Additional Information, dated April   , 2004, containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 68 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6020 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of the Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Prospectus summary.............................    1
Financial highlights (unaudited)...............   16
The Fund.......................................   17
Use of proceeds................................   17
Capitalization (unaudited).....................   18
Portfolio composition..........................   18
Investment objective and principal investment
  strategies...................................   19
Risk factors...................................   28
Description of Preferred Shares................   39
The Auction....................................   49
Management of the Fund.........................   56
Net asset value................................   58
U.S. federal income tax matters................   58
Description of shares..........................   62
Certain provisions of the Agreement and
  Declaration of Trust and By-laws.............   64
Underwriting...................................   66
Custodian, transfer agent, registrar and
  dividend disbursing agent....................   67
Legal matters..................................   67
Table of contents for the Statement of
  Additional Information.......................   68
Glossary.......................................   69


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the APS, especially the information set forth under the heading "Risk factors." You should review the more detailed information contained in this Prospectus, the Statement of Additional Information and the Fund's By-laws. Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND


John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "the 1940 Act"). See "The Fund." John Hancock Advisers, LLC (the "Adviser") acts as the Fund's investment adviser and administrator. The Fund's common shares ("Common Shares") are traded on the New York Stock Exchange under the symbol "HTD." As of March 31, 2004, the Fund had 41,007,487 Common Shares outstanding and net assets of $779.2 million.


THE OFFERING


The Fund is offering an aggregate of 3,800 Series M APS, 3,800 Series W APS, 3,800 Series TH APS and 3,800 Series F APS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The APS are being offered through a group of underwriters led by UBS Securities LLC (collectively, the "Underwriters"). See "Underwriting."


The APS entitle their holders to receive cash dividends at an annual rate that may vary for the successive Dividend Periods. In general, except as described under "--DIVIDENDS AND DIVIDEND PERIODS" below and "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS," the Dividend Period for the APS will be seven days. Deutsche Bank Trust Company Americas (the "Auction Agent") will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period. See "The Auction."


The APS are not listed on an exchange. Instead, investors may buy or sell APS in an Auction that normally is held weekly by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent or to certain other Broker-Dealers. The Auction Agent reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, APS. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding APS continuing to be held. The first Auction
Date for Series M APS will be           , 2004, for Series W APS will be
          , 2004, for Series TH APS will be           , 2004, and for Series F
APS will be           , 2004, each (except in the case of Series TH APS) being
the Business Day before the Initial Dividend Payment Date for the Initial
Dividend Period for the relevant Series of APS,           , 2004 for Series M
APS,           , 2004 for Series W APS and           , 2004 for Series F APS.
During the Initial Dividend Period of Series TH APS, dividends will be payable
monthly on the first Business Day of each month, commencing on           , 2004,
and the final dividend payment with respect to the Initial Dividend Period will
be made on           , 2004. After the Initial Dividend Period, dividends on
Series TH APS will be paid weekly except during a Special Dividend Period. Unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day, the Auction Date for Series M APS generally will be Monday, for Series W APS generally will be Wednesday, for Series TH APS generally will be Thursday and for Series F APS generally will be Friday.


Generally, investors in the APS will not receive certificates representing ownership of their shares. The Securities Depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of APS in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of the APS.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

PORTFOLIO CONTENTS
Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% ("tax-advantaged dividends"). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders. For the Fund to receive tax-advantaged dividends, the Fund must, in addition to other requirements, hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121 days and 181 days, respectively. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income tax returns. The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual holder of APS to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-advantaged dividends, the shareholder must hold his or her APS for more than 90 days during the 181-day period beginning 90 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends. There can be no assurance as to the portion of the Fund's dividends that will be tax-advantaged. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-advantaged dividends are currently effective through December 31, 2008 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. The Fund may invest its portfolio of equity securities in companies of any market capitalization.

The Fund may invest the remainder of its assets in equity securities and in investment grade and below investment grade fixed income securities, including debt instruments and real estate investment trusts, that generate income taxable at ordinary income rather than long-term capital gain rates. Under normal market conditions, the Fund's investments in preferred stock and other fixed income securities will primarily be rated investment grade. However, the Fund may, from time to time, invest up to 20% of its total assets in preferred stocks and other fixed income securities rated below investment grade at the time of acquisition. For any year, so long as the Fund's ordinary income, tax-exempt income (if any) and net realized short-term capital gains in excess of net long-term capital losses are fully offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. Although the Fund intends to invest at least 80% of its assets in equity securities that pay tax-advantaged dividends and to satisfy the holding period and other requirements, a portion of the Fund's income distributions may be taxable as ordinary income (i.e., income other than tax-advantaged dividends).

TAX-MANAGEMENT STRATEGIES
The Fund also seeks to achieve favorable after-tax returns in part by seeking to reduce the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Adviser attempts to minimize distributions of long-term capital gains taxable to shareholders by seeking to avoid, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a portion of the Fund's holdings of a particular appreciated security, the Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment for common shareholders, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Adviser may also sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales and forward sales of securities). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There can be no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-advantaged dividends, and the use of put and call options may reduce the Fund's holding period for the underlying stock for purposes of determining whether dividends paid on such stock are eligible to be passed through to shareholders as tax-advantaged dividends.

In selecting securities for the Fund's portfolio, the Adviser focuses on dividend-paying common and preferred stocks that produce an attractive level of tax-advantaged income. The Adviser also considers a security's potential for capital appreciation. The Adviser generally uses a value approach in selecting the Fund's equity investments. Using this investment style, the Adviser seeks securities selling at what the Adviser believes are substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Investment decisions are made primarily on the basis of fundamental research. The Adviser relies upon information provided by, and the expertise of, the Adviser's research staff in making investment decisions. In selecting stocks, the Adviser considers (among other factors) a company's earnings or cash flow capabilities, dividend prospects and the federal income tax treatment of a company's dividends, the strength of the company's business franchises and estimates of the company's net value. In the case of the utilities sector, the Adviser focuses on factors such as balance sheet strength, growth rates and valuation relative to peers and changes in the regulatory environment. With respect to the financial services sector, the Adviser generally emphasizes the strength of the management teams, established market position and transparency of financial reporting.

INDUSTRY AND ISSUER CONCENTRATION
The Fund intends to concentrate its investments (i.e., invest at least 25% of its net assets) in securities issued by U.S. corporations in the related groups of industries comprising each of the utilities sector and the financial services sector and will be subject to certain risks due to such emphasis. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric energy, water, sanitary services, natural gas and pollution control services. Companies in the financial services sector include commercial banks, savings and loan associations, brokerage and investment companies, insurance companies and consumer and industrial finance companies. The Adviser believes that these sectors currently offer attractive investment opportunities for the Fund because issuers in these sectors tend to offer tax-advantaged dividends and capital appreciation potential and, historically, issuers in these sectors have had low correlation of returns relative to each other and to traditional fixed income categories. The Fund will allocate its investments among industries and issuers in such sectors based on the Adviser's evaluation of market and economic conditions.

DIVIDEND CAPTURE TRADING
The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a security after having held the security long enough to satisfy the holding period requirements for tax-advantaged dividends, but shortly after the security's ex-dividend date. The Fund then uses the sale proceeds to purchase one or more other securities that are expected to pay dividends before the next dividend payment date on the security being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single security. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income received by the Fund. For example, during the course of a single year, it may be possible through dividend capture trading for the Fund to receive five or more dividend payments on different securities which have been held for the requisite holding period to qualify as a tax-advantaged dividend, whereas it may only have received four payments in a hold strategy. The use of dividend capture strategies will expose the Fund to increased trading costs and the potential for recognizing short-term capital gains or losses on the sale of security. Also, any net short-term capital gains recognized by the Fund and distributed to shareholders will be taxed to individual shareholders at ordinary federal income tax rates, whereas if the Fund held the security for more than one year, any gain recognized on the sale of the security and distributed to shareholders would be taxable to individual shareholders at federal long-term capital gain rates. Consequently, the Adviser intends to employ dividend capture trading as a strategy only to the extent that the Adviser believes it will have a positive net effect on the Fund's total after-tax return.

FOREIGN SECURITIES
Although the Fund will invest primarily in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars.

ILLIQUID SECURITIES
The Fund may invest up to 20% of its total assets in illiquid securities, which are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. The Fund may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

OTHER SECURITIES
Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities, fixed income securities and securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash or cash equivalents. During such periods, the Fund may not be able to achieve its investment objective.

HEDGING AND INTEREST RATE TRANSACTIONS

The Fund may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and not eligible for treatment as tax-advantaged dividends.

THE INVESTMENT ADVISER AND ADMINISTRATOR

John Hancock Advisers, LLC is the Fund's investment adviser and administrator. The Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and principal investment strategies. The Adviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities. The Adviser also provides office space to the Fund and administrative and clerical services relating to the Fund's books and records and preparation of reports.

The Adviser was organized in 1968 and had, as of December 31, 2003, approximately $29 billion in assets under management, of which approximately $16 billion was invested in common and preferred securities. The Adviser currently serves as investment adviser to 10 leveraged, closed-end funds with total assets as of December 31, 2003 of over $4.3 billion. The Adviser is an indirect wholly-owned subsidiary of John Hancock Financial Services, Inc., a financial services company. On September 28, 2003, Manulife Financial Corporation and John Hancock Financial Services, Inc. announced plans to merge, which transaction is expected to occur in the first half of 2004.

LEVERAGE


The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. After completion of the offering of the APS, the Fund anticipates its total leverage from the issuance of APS will be approximately 34% of the Fund's total capital. This amount may change, but total leverage will not exceed 50% of the Fund's total capital. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to do so.


The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to common shareholders over time. Use of financial leverage creates an opportunity for increased income for common shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends). There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Adviser will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the APS) is utilized, giving the Adviser an incentive to utilize leverage. See "Risks factors--RISKS OF INVESTMENT IN PREFERRED SHARES--Leverage risk."

SPECIAL RISK CONSIDERATIONS

Risks of investing in the Preferred Shares include:

THE PRIMARY RISKS

+ If an Auction fails you may not be able to sell some or all of your APS and the Fund is not obligated to redeem your APS if the Auction fails

+ Because of the nature of the market for APS, you may receive less than the price you paid for your shares if you sell them outside of the Auction, especially when market interest rates are rising

+ A rating agency could downgrade the rating assigned to the APS, which could affect liquidity

+ The Fund may be forced to redeem APS to meet regulatory or rating agency requirements or may voluntarily redeem the APS in certain circumstances

+ In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the APS

+ If interest rates rise, the value of the Fund's investment portfolio generally will decline, reducing the asset coverage for the APS

LEVERAGE RISK

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility of the net asset value of the Fund and the APS asset coverage.


INTEREST RATE RISK
The APS pay dividends based on shorter-term interest rates. The Fund may invest the proceeds from the issuance of the APS in dividend-paying common and preferred securities which bear intermediate to longer-term dividend or interest rates. The interest or dividend rates on equity securities are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to long-term interest rates may fluctuate. The dividend yield on the equity securities in the Fund's portfolio will be influenced by a number of factors. If shorter-term interest rates rise, the amount of dividends to be paid to holders of APS may exceed the income from the equity securities and other investments purchased by the Fund with the proceeds from the sale of the APS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the APS, however, dividend rates on the APS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the APS would be jeopardized. If intermediate- to longer-term interest rates rise or if the market value of the equity securities in the Fund's portfolio declines, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

AUCTION RISK
The dividend rate for the APS normally is set through an Auction process. In the Auction, Existing Holders of APS may indicate the dividend rate at which the Existing Holders would be willing to hold or sell their APS or purchase additional APS. The Auction also provides liquidity for the sale of APS. An Auction fails if there are more APS offered for sale than there are buyers. You may not be able to sell your APS at an Auction if the Auction fails. Also, if you place Bid Orders, orders to retain shares at an Auction only at a specified dividend rate and that rate exceeds the rate set at the Auction, you will not retain your APS. Additionally, if you buy APS or elect to retain APS without specifying a dividend rate below which you would not wish to buy or continue to hold those APS, you could receive a lower rate of return on your shares than the market rate. Finally, the Dividend Period for the APS may be changed by the Fund, subject to certain conditions with notice to the holders of APS, which could also affect the liquidity of your investment.

SECONDARY MARKET RISK
If you try to sell your APS between Auctions, you may not be able to sell any or all of your APS, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period, changes in interest rates could affect the price you would receive if you sold your APS in the secondary market.

You may transfer APS outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Auction Agent or other person as the Fund permits.

RATINGS AND ASSET COVERAGE RISK

While it is expected that Moody's Investor Service, Inc. ("Moody's") will assign a rating of "Aaa" to the APS and Standard & Poor's Ratings Group ("S&P") will assign a rating of "AAA" to the APS, such rating does not eliminate or necessarily mitigate the risks of investing in APS.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and the APS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to comply with minimum distribution requirements that it must satisfy to maintain its favorable tax treatment as a regulated investment company for U.S. federal income tax purposes.

General risks of investing in the Fund include:

LIMITED OPERATING HISTORY

The Fund is a recently organized closed-end management investment company which has been operational for approximately two months.


TAX RISK
The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of after-tax total return, the attractiveness of investing in common and preferred securities that pay tax-advantaged dividends in relation to other investment alternatives is affected by changes in federal income tax laws and regulations, including changes in the tax-advantaged dividend provisions. Absent further legislation, higher tax rates will apply to taxable years beginning after December 31, 2008. Any proposed or actual changes in such rates, therefore, can significantly affect the after-tax returns of the Fund's investments in equity securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of equity securities at desirable returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-advantaged. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

COMMON STOCK RISK

The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Common stocks are susceptible to adverse changes in market value due to issuer-specific events. The market values of common stocks are also sensitive to changes in investor perceptions as well as to general movements in the equities markets. Common stockholders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.


The Fund may invest its portfolio of equity securities in companies of any market capitalization. Small-capitalization companies and their equity securities are likely to be more sensitive to changes in the economy, earnings results and investor perceptions, have limited product lines and capital resources, experience sharper swings in market values, and may be more difficult to sell than those of larger-capitalization companies.

PREFERRED SECURITIES RISK
There are special risks associated with investing in preferred securities:

+ LIMITED VOTING RIGHTS. Generally, holders of preferred securities (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

+ SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

+ DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

+ SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

+ LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

INTEREST RATE RISK
Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. To the extent the Fund invests in securities that primarily trade on the basis of yield, the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are currently low relative to historical levels, and interest rates may rise in the short- to intermediate-term if the economy continues to show strength. Fixed income securities with longer maturities are generally more sensitive to changes in interest rates than those with shorter maturities.

During periods of declining interest rates, an issuer may exercise its option to redeem preferred securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

INDUSTRY CONCENTRATION RISK
Under normal market conditions, the Fund will concentrate its investments (i.e., invests at least 25% of its net assets) in securities issued by U.S. corporations in the related groups of industries comprising each of the utilities sector and the financial services sector.

The utilities industries in which the Fund may invest include companies engaged in:

+  the generation, transmission, sale or distribution of electric energy

+  the distribution, purification and treatment of water

+  the provision of sewage management, treatment or other sanitary services

+  the production, transmission or distribution of natural gas

+  the provision of pollution control or abatement services

The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting that sector than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including:

+  high interest costs in connection with capital construction programs

+  governmental regulation of rates charged to customers

+  costs associated with environmental and other regulations

+  the effects of economic slowdowns and surplus capacity

+  increased competition from other providers of utility services

+  uncertainties concerning the availability of fuel at reasonable prices

+  the effects of energy conservation policies

+ inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading

Issuers in the utilities sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Generally, prices charged by utilities are regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future. The nature of regulation of industries in the utilities sector is evolving. Changes in regulation increasingly allow participants in the utilities sector to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within such industries. The emergence of competition may result in certain companies being forced to defend their core businesses, which may cause such companies to be less profitable.

The Fund will also concentrate its investments in the related group of industries comprising the financial services sector. Industries in the financial services sector include:

+  bank holding companies

+  commercial banks

+  savings and loans associations

+  brokerage and investment companies

+  life, property, casualty and multi-line insurance companies

+  consumer and industrial finance companies

These industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. These regulations have undergone substantial change in the past two decades and are likely to continue to experience change in the coming years. Significant developments in the financial services sector have included deregulation of interest rates, increased competition with other types of financial institutions, regional expansion, increased numbers of mergers and acquisitions, and increases in capital requirements. Governmental regulation may limit a financial service business's activities, as well as the ability to earn a profit. Each of these industries may also be significantly affected by intense competitive pressures, including market share and price competition, and by changes in prevailing interest rates, general economic conditions and industry specific risks. The earnings of issuers in the financial services sector, and particularly the banking industry, may be sensitive to certain economic factors, such as interest rate changes or depressed market conditions both nationally and in regions or in industries serviced by institutions in this sector. The companies in which the Fund may invest also may be exposed to risks from creating, dealing or holding derivative instruments. The revenue and income from brokerage and investment management companies can be significantly affected by changes in the equity and fixed income markets. The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, as well as other anticipated and unanticipated liabilities. Insurance companies are also subject to extensive government regulation, including the imposition of maximum rate levels, and may be adversely affected by potential tax law changes.

The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks, bank holding companies, broker-dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.

Fiscal and monetary policies and general economic and political conditions can affect the availability and cost of funds to the industries within the financial services sector, loan demand and asset quality, thereby impacting the earnings and financial condition of such institutions in those industries. Downturns in a regional or local economy or in a general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a financial services business's loan portfolio and the value of the collateral, including real estate, held with respect to such loans, particularly if the loan portfolio is concentrated in the affected region or industry.

CREDIT RISK

Credit risk is the risk that fixed income securities, including preferred securities, in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Under normal market conditions, the Fund's investments in preferred stock and other fixed income securities will generally be rated at the time of investment at least investment grade (that is, rated at least BBB- as determined by S&P or Fitch Ratings ("Fitch") or Baa3 by Moody's) or, if unrated, determined to be of comparable credit quality by the Adviser. However, the Fund may, from time to time, invest up to 20% of its total assets in preferred stocks and other fixed income securities rated below investment grade at the time of acquisition (that is, rated BB, Ba or lower, as determined by S&P, Fitch or Moody's) or, if unrated, determined to be of comparable credit quality by the Adviser. These securities may be rated as low as Ca by Moody's and CC by S&P or Fitch, provided that the Fund will not invest more than 5% of its total assets in securities rated below B at the time of investment. Securities rated Baa by Moody's are considered by Moody's as medium to lower-medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and, in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. A rating of Ca by Moody's means the securities are speculative in a high degree and may be in default. A rating of CC by S&P means there is a currently identifiable vulnerability to default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.


CONVERTIBLE SECURITIES
The preferred stocks and other fixed income securities in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Income payments received by the Fund on convertible fixed income obligations will not be eligible for treatment as tax-advantaged dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-advantaged dividends.

ILLIQUID SECURITIES
The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value, and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

FOREIGN SECURITIES
Although the Fund will only invest in securities of non-U.S. issuers that are traded or denominated in U.S. dollars, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

+ less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices

+ many non-U.S. markets are smaller, less liquid and more volatile, and in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

+ currency exchange rates or controls may adversely affect the value of the Fund's investments

+ the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

+ economic, political and social developments may adversely affect the securities markets


+  withholdings and other non-U.S. taxes may decrease the Fund's return


DERIVATIVES
The Fund's hedging and interest rate transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and interest rate transactions are not otherwise available to the Fund for investment purposes.

MARKET DISRUPTION AND GEOPOLITICAL RISK
The war with, and the continuing occupation of, Iraq may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of such impact cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period. Similar events and market disruptions may occur in the future. Geopolitical risks have, and may in the future, contribute to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers.

FEDERAL INCOME TAXATION


The Fund intends to take the position that under present law, the APS will constitute stock of the Fund. Distributions with respect to the APS (other than distributions in redemption of the APS that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Most of such dividends generally are expected to qualify as tax-advantaged dividends. There can be no assurance, however, as to the portion of the Fund's dividends that will be tax-advantaged. To the extent such dividends are not attributable to tax-advantaged dividends received by the Fund, the dividends generally will be taxable to shareholders as ordinary income at ordinary federal income tax rates. Distributions of net capital gain that are designated by the Fund as capital gain dividends, if any, will be treated as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund.


TRADING MARKET

The APS will not be listed on an exchange. Instead, you may buy or sell APS at an Auction that normally is held every seven days by submitting orders to a Broker-Dealer that has entered into an agreement with the Auction Agent, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer APS outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

DIVIDENDS AND DIVIDEND PERIODS

The APS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for each series of APS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day immediately preceding the start of such Dividend Period.


The table below shows the initial dividend rate, the Dividend Payment Date and the number of days for the Initial Dividend Period on each series of the APS offered in this Prospectus. For subsequent Dividend Periods, the APS will pay dividends based on a rate set at Auctions, normally held every seven days. In most instances, dividends are payable on the first Business Day following the end of the Dividend Period. The rate set at Auction will not exceed the Maximum Applicable Rate. See "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS." Dividends on the APS will be cumulative from the date the APS are first issued and will be paid out of legally available funds.



                         INITIAL        ENDING DATE OF                                                     NUMBER OF DAYS OF
                         DIVIDEND      INITIAL DIVIDEND     INITIAL DIVIDEND       SUBSEQUENT DIVIDEND     INITIAL DIVIDEND
                           RATE             PERIOD            PAYMENT DATE            PAYMENT DATES             PERIOD
----------------------------------------------------------------------------------------------------------------------------
Series M.............       %                     , 2004               , 2004    Normally every 7 days
Series W.............       %                     , 2004               , 2004    Normally every 7 days
Series TH............       %                     , 2004               , 2004    Monthly for Initial
                                                                                 Dividend Period;
                                                                                 normally every 7 days
                                                                                 thereafter(1)
Series F.............       %                     , 2004               , 2004    Normally every 7 days



(1) During the Initial Dividend Period of Series TH APS, dividends will be payable monthly on the first Business Day of each month, commencing on
               , 2004, and the final dividend payment with respect to the
     Initial Dividend Period will be made on           , 2004. After the Initial
     Dividend Period, dividends on Series TH APS will be paid weekly except during a Special Dividend Period

After the Initial Dividend Period, each subsequent Dividend Period will generally consist of seven days for each series; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, after giving notice to the holders of one or more series of APS, to declare a Special Dividend Period with respect to such series. A "Special Dividend Period" is a Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than 14 nor more than 364 (a "Short-Term Dividend Period") or a Dividend Period of one year or more but not greater than five years (a "Long-Term Dividend Period"). A requested Special Dividend Period will not be effective unless Sufficient Clearing Bids were made in the Auction immediately preceding the Special Dividend Period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. See "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Designation of Special Dividend Periods" and "The Auction."


Dividends for the APS will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS."

MAXIMUM APPLICABLE RATE


Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The Maximum Applicable Rate will be the higher of the Applicable Percentage of the Reference Rate or the Reference Rate plus the Applicable Spread. The Reference Rate is (i) with respect to any seven day Dividend Period or any Short-Term Dividend Period having 182 or fewer days, the applicable "AA" Financial Composite Commercial Paper Rate, (ii) with respect to any Short-Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long-Term Dividend Period, the applicable U.S. Treasury Note Rate. The Applicable Percentage and the Applicable Spread will be determined based on the credit rating assigned on such date to the APS by Moody's and S&P (or, if either Moody's or S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:



CREDIT RATINGS
----------------------------------------     APPLICABLE PERCENTAGE        APPLICABLE SPREAD
MOODY'S                         S&P            OF REFERENCE RATE         OVER REFERENCE RATE
------------------------------------------------------------------------------------------------
Aaa                             AAA                   125%                     125 bps
Aa3 to Aa1                  AA- to AA+                150%                     150 bps
A3 to A1                     A- to A+                 200%                     200 bps
Baa3 to Baa1               BBB- to BBB+               250%                     250 bps
Ba1 and lower              BB+ and lower              300%                     300 bps


RATINGS


The APS are expected to receive a rating of "Aaa" from Moody's and a rating of "AAA" from S&P. This rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell APS inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating also does not address the likelihood that an owner of APS will be able to sell such APS in an Auction or otherwise. The rating is based on information obtained from the Fund and other sources. The rating may be changed, suspended or withdrawn in Moody's or S&P's discretion as a result of changes in, or the unavailability of, such information. See "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE."

REDEMPTION

The Fund is required to redeem APS if the Fund does not meet an asset coverage ratio required by the 1940 Act or the rating agency guideline in a timely manner. The Fund may voluntarily redeem APS, in whole or in part, under certain conditions. Unless otherwise established in connection with a Special Dividend Period, the redemption price per Preferred Share will be $25,000 plus accumulated and unpaid dividends through the date of redemption. See "Description of Preferred Shares--REDEMPTION" and "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE."

ASSET MAINTENANCE

Under the By-laws which establish and fix the rights and preferences of the APS, the Fund must maintain:

+ asset coverage of the APS as required by the rating agency or agencies rating the APS

+ asset coverage of at least 200% with respect to senior securities of the Fund that are stock, including the APS


In the event that the Fund does not maintain or cure these coverage tests, some or all of the APS will be subject to mandatory redemption. See "Description of Preferred Shares--REDEMPTION." Based on the composition of the Fund's portfolio as of March 31, 2004, adjusted for the exercise of the over-allotment option on April 13, 2004, the asset coverage of the APS as measured pursuant to the 1940 Act would be approximately 309% if the Fund were to issue the APS offered hereby.


LIQUIDATION PREFERENCE

The liquidation preference for shares of each series of APS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of Preferred Shares--LIQUIDATION."

VOTING RIGHTS

The holders of preferred shares, including the APS, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times. Such holders also have the right to elect a majority of the Trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining Trustees will be elected by holders of Common Shares. The holders of preferred shares, including the APS, will vote as a separate class or classes on certain other matters required under the Declaration of the Trust, the By-laws, the 1940 Act and Massachusetts law. See "Description of Preferred Shares--VOTING RIGHTS," and "Certain provisions of the Agreement and Declaration of Trust and By-laws."

AUCTION PROCEDURES

Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of APS may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of APS subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of APS subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the APS of a series (the Business Day immediately preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

+ Hold Order--indicating its desire to hold the APS of such series without regard to the Applicable Rate for the next Dividend Period for such APS.

+ Bid--indicating its desire to hold the APS of such series, provided that the Applicable Rate for the next Dividend Period for such APS is not less than the rate per annum specified in such Bid.

+ Sell Order--indicating its desire to sell the APS of such series without regard to the Applicable Rate for the next Dividend Period for such APS.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the APS of a series then held by such Beneficial Owner, provided that the total number of APS covered by such Orders does not exceed the number of APS of such series held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS of a series in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the APS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

Potential Beneficial Owners of APS may submit Bids through their Broker-Dealers in which they offer to purchase APS, provided that the Applicable Rate for the next Dividend Period for such APS is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.


If Sufficient Clearing Bids exist in an Auction for the APS of a series (that is, in general, the number of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of APS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders who have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and the Beneficial Owners they represent may not have liquidity of investment. If all of the applicable outstanding APS are subject to submitted Hold Orders (or Hold Orders deemed to have been submitted), then the Dividend Period will be a seven day Dividend Period and the Applicable Rate for the next Dividend Period will be the "AA" Financial Composite Commercial Paper Rate for a seven day Dividend Period.


A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the APS subject thereto, if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per Preferred Share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the APS subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "The Auction."

--------------------------------------------------------------------------------

Financial highlights (unaudited)

Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on February 27, 2004 through March 31, 2004. Since the Fund was recently organized and commenced investment operations on February 27, 2004, the table covers approximately one month of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments, pending investment in equity securities that meet the Fund's investment objective and policies. Accordingly, the information presented does not provide a meaningful picture of the Fund's future operating performance.


                                                        FOR THE PERIOD
                                                  FEBRUARY 27, 2004(1)
                                                THROUGH MARCH 31, 2004
                                                           (UNAUDITED)
----------------------------------------------------------------------
Per Common Share operating performance:
Net asset value, beginning of period........................  $  19.10
                                                              --------
Increase/(decrease) from investment operations:
  Net investment income.....................................      0.08
  Net realized and unrealized gain/(loss) on investments....     (0.16)
  Dividends to preferred shareholders.......................        --
                                                              --------
Net increase/(decrease) from investment operations..........     (0.08)
                                                              --------
Offering costs charged to capital...........................     (0.02)
                                                              --------
Net asset value, end of period(2)...........................  $  19.00
                                                              ========
Market value, end of period(2)..............................  $  20.01
                                                              ========
     Total investment return(3).............................      0.00%(4)
                                                              ========
Ratios to average net assets applicable to common
  shareholders:
Ratio of expenses to average net assets.....................      0.78%(5)
Ratio of adjusted expenses to average net assets............      0.98%(5)(6)
Net investment income before preferred share dividends......      4.40%(5)
Preferred share dividends...................................        --%
Net investment income applicable to common shareholders.....      4.40%(5)
Supplemental data:
Average net assets of common shareholders (000).............  $756,788
Portfolio turnover..........................................         0%
Net assets applicable to common shareholders, end of period
  (000).....................................................  $779,243
Preferred shares outstanding (000)..........................        --


(1)  Commencement of investment operations
(2) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday
(3) Total investment return is calculated assuming a purchase of Common Shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns of less than a full period are not annualized. Past performance is not a guarantee of future results
(4)  Not annualized
(5)  Annualized

(6)  Does not take into consideration expense reductions during the period


The information above represents the unaudited operating performance for a Common Share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's Common Shares.

--------------------------------------------------------------------------------
 16

--------------------------------------------------------------------------------

The Fund

John Hancock Tax-Advantaged Dividend Income Fund is a recently organized, diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts on August 7, 2003, and is registered under the 1940 Act. The Fund's principal office is located at 101 Huntington Avenue, Boston, Massachusetts 02199, and its telephone number is
(800) 225-6020.


On February 27, 2004, the Fund issued an aggregate of 38,000,000 Common Shares of beneficial interest, no par value, pursuant to an initial public offering. The Fund issued 3,000,000 Common Shares on March 11, 2004 and 1,070,000 Common Shares on April 13, 2004 pursuant to an over-allotment option. The Fund's Common Shares are traded on the NYSE under the symbol "HTD."



The following provides information about the Fund's outstanding shares as of April 13, 2004.



                                                                     AMOUNT HELD
                                                        AMOUNT     BY THE FUND OR       AMOUNT
TITLE OF CLASS                                        AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
-------------------------------------------------------------------------------------------------
Common Shares.......................................  Unlimited           0            42,077,487

                                                      Unlimited
                                                       for each
Auction Preferred Shares............................     series           0                     0
  Series M
  Series W
  Series TH
  Series F


Use of proceeds


The net proceeds of this offering of APS will be approximately $375,775,000 after payment of offering costs (including sales load) estimated to be approximately $4,225,000. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below under "Investment objective and principal investment strategies." The Fund expects that there will be an initial investment period of up to three months following the completion of this offering before all of the proceeds from the sale of the APS are invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high-grade, short-term money market instruments. See "Investment objective and principal investment strategies."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capitalization (unaudited)


The following table sets forth the capitalization of the Fund as of March 31, 2004, and as adjusted to give effect to (i) the issuance of the APS offered hereby (including estimated offering expenses and a sales load of $250 per APS) and (ii) the common shares issued on April 13, 2004.



                                                                 ACTUAL      AS ADJUSTED
-----------------------------------------------------------------------------------------
Auction Preferred Shares, no par value per share (no shares
  issued; 15,200 shares issued, as adjusted at $25,000 per
  share liquidation preference).............................  $         --   $380,000,000
                                                              ============   ============
Shareholder's equity:
  Common Shares, no par value per share 41,007,487 shares
    outstanding; 42,077,487 shares outstanding as
    adjusted)(1)............................................   782,376,002    798,588,002
                                                              ------------   ------------
Paid-in surplus
  Balance of undistributed net investment income............     3,092,670      3,092,670
                                                              ------------   ------------
  Accumulated net realized gain/(loss) from investment
    transactions............................................            --             --
                                                              ------------   ------------
  Net unrealized appreciation/(depreciation) of
    investments.............................................    (6,226,141)    (6,226,141)
                                                              ------------   ------------
  Net assets attributable to Common Shares..................   779,242,531    795,454,531
                                                              ============   ============


(1)  None of these outstanding shares are held by or for the account of the Fund

Portfolio composition


As of March 31, 2004, approximately 92% of the market value of the Fund's portfolio was invested in equity securities and approximately 8% of the market value of the Fund's portfolio was invested in other securities and short-term instruments. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of March 31, 2004, based on the highest rating assigned to each investment.



              CREDIT RATING (MOODY'S/S&P)                 NUMBER OF ISSUES   VALUE (000)   PERCENT
--------------------------------------------------------------------------------------------------
  Common stock..........................................                58   $   545,304        69%
  Preferred securities and other securities.............
     Aa/AA..............................................                 4        12,336         2
     A/A................................................                 8        69,931         9
     Baa/BBB............................................                15        53,348         7
     Ba/BB..............................................                11        27,243         3
     B/B................................................                 1         1,223         0
     Caa/CCC............................................                 1        13,781         2
     Short-Term.........................................                 1        63,900         8
                                                          ----------------   -----------   -------
       Total............................................                99       787,066       100
                                                          ================   ===========   =======


--------------------------------------------------------------------------------
 18

--------------------------------------------------------------------------------

Investment objective and principal investment strategies

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation. The Fund's investment objective is a non-fundamental policy and may be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will realize its objective.

PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY

The Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay tax-advantaged dividends. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund. Shareholders will be provided with at least 60 days prior written notice of any change in this policy, as required by the rules under the 1940 Act. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its holders of APS, provided certain holding period and other requirements are satisfied by the shareholders. For the Fund to receive tax-advantaged dividends, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stocks, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121 days and 181 days, respectively. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income tax returns. The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. There can be no assurance as to the portion of the Fund's dividends that will be tax-advantaged. For an individual holder of APS to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-advantaged dividends, the shareholder must hold his or her APS for more than 90 days during the 181-day period beginning 90 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July
1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 121-day period from May 2 to and including August 30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to APS of the Fund is August 1, a holder of the APS must have held the APS on the record date and have held the APS for at least 91 days during the period from May 3 to and including October 30 for the shareholder to receive tax-advantaged dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends. The provisions of the Code applicable to tax-advantaged dividends are currently effective through December 31, 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

The Fund may invest the remainder of its assets in equity securities and in investment grade and below investment grade fixed income securities, including debt instruments and real estate investment trusts, that generate income taxed at ordinary income rather than long-term capital gain rates. For any year, so long as the Fund's ordinary income, tax-exempt income (if any), and net realized short-term capital

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

gains in excess of net long-term capital losses are fully offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. Although the Fund intends to invest at least 80% of its assets in equity securities that pay tax-advantaged dividends and to satisfy the holding period and other requirements, a portion of the Fund's income distributions may be taxable at higher federal income tax rates applicable to ordinary income.


The Fund may invest its portfolio of equity securities in companies of any market capitalization. In selecting securities for the Fund's portfolio, the Adviser focuses on dividend-paying common and preferred securities that produce an attractive level of tax-advantaged income. The Adviser also considers a security's potential for capital appreciation. The Adviser generally uses a value approach in selecting the Fund's equity investments. Using this investment style, the Adviser seeks securities selling at what the Adviser believes are substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Investment decisions are made primarily on the basis of fundamental research. The Adviser relies upon information provided by, and the expertise of, the Adviser's research staff in making investment decisions. In selecting stocks, the Adviser considers (among other factors) a company's earnings or cash flow capabilities, dividend prospects and federal income tax treatment of a company's dividends, the strength of the company's business franchises and estimates of the company's net value. In the case of the utilities sector, the Adviser focuses on factors such as balance sheet strength, growth rates and valuation relative to peers and changes in the regulatory environment. With respect to the financial services sector, the Adviser generally emphasizes the strength of the management teams, established market position and transparency of financial reporting.


TAX-MANAGEMENT STRATEGIES


Taxes have a major influence on the net returns that investors receive on their taxable investments. Distributions of income, other than tax-advantaged dividends, and distributions of net realized short-term gains (on securities held by the Fund for one year or less) to individual shareholders of the Fund are taxable as ordinary income at federal income tax rates as high as 35%, whereas distributions of tax-advantaged dividends and net capital gain (on securities held by the Fund for more than one year) are taxable at a maximum federal income tax rate of 15%. As described above, the Fund seeks to provide a high level of total after-tax return in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.


The Fund seeks to achieve favorable after-tax returns in part by seeking to reduce the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Adviser attempts to minimize distributions of long-term capital gains taxable to shareholders by seeking to avoid, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a portion of the Fund's holdings of a particular appreciated security, the Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment for shareholders, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Adviser may also sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as purchase and sale of futures contracts on securities and securities indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales and forward sales of securities). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make

--------------------------------------------------------------------------------
 20

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-advantaged dividends, and the use of put and call options may reduce the Fund's holding period for the underlying stock for purposes of determining whether dividends paid on such stock are eligible to be passed through to shareholders as tax-advantaged dividends.

DIVIDEND CAPTURE TRADING

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a security after having held the security long enough to satisfy the holding period requirements for tax-advantaged dividends, but shortly after the security's ex-dividend date. The Fund then uses the sale proceeds to purchase one or more other securities that are expected to pay dividends before the next dividend payment date on the security being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single security. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income received by the Fund. For example, during the course of a single year, it may be possible through dividend capture trading for the Fund to receive five or more dividend payments on different securities which have been held for the requisite holding period to qualify as a tax-advantaged dividend, whereas it may only have received four payments in a hold strategy. The use of dividend capture strategies will expose the Fund to increased trading costs and the potential for recognizing short-term capital gains or losses on the sale of a security. Also, any net short-term capital gains recognized by the Fund and distributed to shareholders will be taxed to individual shareholders at ordinary federal income tax rates, whereas if the Fund held the stock for more than one year, any gain recognized on the sale of the security and distributed to shareholders would be taxable to individual shareholders at federal long-term capital gain rates. Consequently, the Adviser intends to employ dividend capture trading as a strategy only to the extent that the Adviser believes it will have a positive net effect on the Fund's total after-tax return.

PORTFOLIO CONTENTS AND PRINCIPAL INVESTMENT STRATEGIES

COMMON STOCKS
The Fund will invest a substantial portion of its assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund generally expects to focus on the security's dividend paying capacity as well as its potential for capital appreciation.

INDUSTRY AND ISSUER CONCENTRATION
The Fund intends to concentrate its investments (i.e., invest at least 25% of its net assets) in securities issued by U.S. corporations in the related groups of industries comprising each of the utilities sector and the financial services sector and will be subject to certain risks due to such emphasis. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric energy, water, sanitary services, natural gas and pollution control services. Companies in the financial services sector include commercial banks, savings and loan associations, brokerage and investment companies, insurance companies and consumer and industrial finance companies. The Adviser believes that these sectors currently offer attractive investment opportunities for the Fund because issuers in these sectors tend to offer tax-advantaged dividends and capital appreciation potential and, historically, issuers in these sectors have had low correlation of returns relative to each other and to traditional fixed income categories. The Fund will allocate its investments

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

from time to time among industries and issuers in such sectors based on the Adviser's evaluation of market and economic conditions.

TRADITIONAL PREFERRED SECURITIES
Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based upon periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

DEBT SECURITIES
Debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-advantaged dividends.

TAXABLE PREFERRED SECURITIES
Taxable preferred securities are typically issued by corporations. Taxable preferred securities may also be issued by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat" (i.e., without accrued dividend income) and which are typically callable at par value five years after their original issuance date. The institutional segment

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
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is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

Taxable preferred securities normally constitute junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit the issuer to defer the payment of income for a specified period, which may be eighteen months or more, without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), issuers and investors generally treat taxable preferred securities as close substitutes for traditional preferred securities. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Taxable preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, the final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected. Income payments received by the Fund on taxable preferred securities will not be eligible for treatment as tax-advantaged dividends.

FOREIGN SECURITIES
While the Fund primarily invests in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States. The Fund will only invest in securities of foreign issuers that are traded or denominated in U.S. dollars.

ILLIQUID SECURITIES
The Fund may invest up to 20% of its total assets in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

MONEY MARKET INSTRUMENTS
Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term

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credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself. Income payments received by the Fund on money market securities will not be eligible for treatment as tax-advantaged dividends.

U.S. GOVERNMENT SECURITIES
U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by:
(i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. Income payments on U.S. government securities received by the Fund will not be eligible for treatment as tax-advantaged dividends.

REITS
The Fund may invest in common and preferred interests in real estate investment trusts ("REITs"). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs. Generally, REIT income distributions will not, subject to certain limited exceptions, be eligible for treatment as tax-advantaged dividends.

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OTHER INVESTMENT COMPANIES
The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and principal investment strategies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund and its affiliates or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. Income generated from the Fund's investment in another investment company may not be eligible for treatment as tax-advantaged dividends.

CREDIT QUALITY


Under normal market conditions, the Fund expects that its investments in preferred stock and other fixed income securities will primarily be rated investment grade (that is rated at least BBB- as determined by S&P or Fitch or Baa3 by Moody's) or, if unrated, determined to be of comparable credit quality by the Adviser. However, the Fund may, from time to time, invest up to 20% of its total assets in preferred stocks and other fixed income securities rated below investment grade at the time of acquisition (that is rated BB, Ba or lower as determined by S&P, Fitch or Moody's) or, if unrated, determined to be of comparable credit quality by the Adviser. The below investment grade securities in which the Fund invests may be rated as low as Cc or Ca, provided that no more than 5% of the Fund's total assets will be invested in securities rated below B at the time of investment. Securities of below investment grade quality are considered to be predominantly speculative because of the credit risk of the issuers.


Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. Securities rated Baa by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. A rating of Ca by Moody's means the securities are speculative in a high degree and may be in default. A rating of CC by S&P means there is a currently identifiable vulnerability to default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The descriptions of the investment grade and below investment grade rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's, S&P and Fitch in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (e.g., Baa1, Baa2 and Baa3 in the case of Moody's and BBB+, BBB and BBB- in the case of S&P and Fitch). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or weighted average portfolio. In the event of such security downgrade, the Fund will sell the portfolio security as soon as the Adviser believes it to be prudent to do so in order to again cause the Fund to be within the percentage and ratings limitations set forth in this Prospectus. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

HEDGING AND INTEREST RATE TRANSACTIONS

The Fund may, but is not required to, use various hedging and interest rate transactions described below to earn income, facilitate portfolio management and mitigate risks. Such transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use such practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any preferred shares issued by the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income payments received by the Fund from Strategic Transactions generally will not be eligible for treatment as tax-advantaged dividends.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGIES

There may be times when, in the Adviser's judgment, conditions in the securities market would make pursuit of the Fund's investment strategies inconsistent with achievement of the Fund's investment objective. At such times, the Adviser may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund's assets. In implementing these temporary defensive strategies, depending on the circumstances, the Fund may invest an unlimited portion of its portfolio in U.S. dollar denominated corporate debt securities, short-term money market instruments, U.S. government

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
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securities and cash. It is impossible to predict when, or for how long, the Fund may use these alternative strategies.

OTHER INVESTMENT POLICIES

SHORT SALES
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within 30 days after the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next 60 days after the hedging transaction is closed and certain other conditions are met. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends).

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. Income payments received by the Fund from repurchase agreements generally will not be eligible for treatment as tax-advantaged dividends.

LENDING OF PORTFOLIO SECURITIES
The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
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the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets. Income realized by the Fund from securities lending and payments in lieu of dividends on loaned stock will not be eligible for treatment as tax-advantaged dividends.

WHEN-ISSUED AND DELAYED DELIVERY PURCHASES
The Fund may make contracts to purchase securities on a "when-issued" or "delayed delivery" basis. Pursuant to such contracts, delivery and payment for the securities occurs at a date later than the customary settlement date. The payment obligations and the interest rate on the securities will be fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities is made. An amount of cash or high quality securities equal to the amount of the Fund's commitment will be deposited in a segregated account at the Fund's custodian to secure the Fund's obligation. Although the Fund would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options or futures contracts it has entered into) and not for leverage purposes, the Fund could dispose of a security prior to settlement if the Adviser deemed it advisable. The purchase of securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of a decline in value of the Fund's other assets. Furthermore, when such purchases are made through a dealer, the dealer's failure to consummate the sale may result in the loss to the Fund of an advantageous yield or price.

PORTFOLIO TURNOVER
The Fund may engage in portfolio trading when considered appropriate, but short-term trading, other than pursuant to a dividend capture program, will not be used as the primary means of achieving the Fund's investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. To the extent the Fund engages in dividend capture strategies, the portfolio turnover rate will increase and may exceed 100%. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income (i.e., income other than tax-advantaged dividends). See "U.S. federal income tax matters."

Risk factors

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

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RISK FACTORS
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RISKS OF INVESTMENT IN PREFERRED SHARES

AUCTION RISK
The dividend rate for the APS normally is set through an auction process. In the Auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The Auction also provides liquidity for the sale of APS. You may not be able to sell your APS at an Auction if the Auction fails. An Auction fails if there are more APS offered for sale than there are buyers. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, of such APS in the Auction. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction. Also, if you place Hold Orders (orders to retain APS) at an Auction only at a specified rate and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your APS. Additionally, if you buy APS or elect to retain APS without specifying a dividend rate below which you would not wish to buy or continue to hold those APS, you could receive a lower rate of return on your APS than the market rate. Finally, the dividend period for the APS may be changed by the Fund, subject to certain conditions with notice to the holders of APS, which could also effect the liquidation of your investment. See "Description of Preferred Shares" and "The Auction--AUCTION PROCEDURES."

RATINGS AND ASSET COVERAGE RISK

While it is expected that Moody's will assign a rating of "Aaa" to the APS and S&P will assign a rating of "AAA" to the APS, such rating does not eliminate or necessarily mitigate the risks of investing in APS. Moody's or S&P could downgrade its rating of the APS or withdraw its rating of the APS at any time, which may make your APS less liquid at an Auction or in the secondary market. If Moody's or S&P downgrades the APS, the Fund may alter its portfolio or redeem APS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE," the Fund will be required to redeem a sufficient number of APS in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem APS at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem APS under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the APS voting as a separate class as discussed under "Description of Preferred Shares--VOTING RIGHTS," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the APS, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE." See "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE" for a description of the asset maintenance tests the Fund must meet.


SECONDARY MARKET RISK
If you try to sell your APS between Auctions, you may not be able to sell any or all of your APS, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period (a rate period of more than seven days for any series), changes in interest rates could affect the price you would receive if you sold your APS of that series in the secondary market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the APS. You may transfer APS outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's Auction Agent, Deutsche Bank Trust Company Americas, and the Fund or other person as the Fund permits. The

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RISK FACTORS
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Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer agreement with the Auction Agent, that person will not be able to submit Bids at Auctions with respect to the APS. Broker-Dealers that maintain a secondary trading market for APS are not required to maintain this market, and the Fund is not required to redeem APS if an Auction or an attempted secondary market sale fails because of a lack of buyers. The APS will not be listed on any stock exchange or the Nasdaq National Market. If you sell your APS to a Broker-Dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction.

INTEREST RATE RISK
The APS pay dividends based on short-term interest rates. The Fund may invest the proceeds from the issuance of the APS in dividend-paying common and preferred securities which bear dividends or interest rates reflecting intermediate and long-term interest rates. The interest or dividend rates on equity securities are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate to longer-term interest rates may fluctuate. The dividend yield on the equity securities in the Fund's portfolio will be influenced by a number of factors. If shorter-term interest rates rise, dividend rates on the APS may rise so that the amount of dividends to be paid to holders of APS may exceed the income from the equity securities and other investments purchased by the Fund with the proceeds from the sale of APS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the APS, however, dividend rates on the APS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the APS would be jeopardized. If intermediate- to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

LEVERAGE RISK

The Fund expects to use financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the Common Shares. If the dividend rate on the APS exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the APS would be reduced. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa/AAA" rating on the APS or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the APS. To counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the APS.



It is currently anticipated that, taking into account the APS being offered in this Prospectus, the initial amount of leverage will represent approximately 34% of the Fund's total capital.


The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the

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circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fee paid to the Adviser will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the Common Shares plus the liquidation preference of the APS), the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and APS, both by the 1940 Act and by requirements imposed by Moody's, S&P or a Substitute Rating Agency, might impair the Fund's ability to satisfy minimum distribution requirements that it must satisfy to receive favorable treatment as a regulated investment company for federal income tax purposes. While the Fund intends to redeem APS to enable the Fund to distribute its income as required to maintain its favorable tax treatment as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "U.S. federal income tax matters."


GENERAL RISKS OF INVESTING IN THE FUND

GENERAL
The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's APS may be speculative in that it involves risk. The Fund should not constitute a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

LIMITED OPERATING HISTORY

The Fund is a recently organized, closed-end management investment company which has been operational for approximately two months.


TAX RISK

The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of after-tax total return, the attractiveness of investing in common and preferred securities that pay tax-advantaged dividends in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the tax-advantaged dividend provisions. Absent further legislation, higher tax rates will apply to taxable years beginning after December 31, 2008. Under current law, tax-advantaged dividends are taxed at a maximum federal income tax rate of 15%. Any proposed or actual changes in such rates, therefore, can significantly affect the after-tax returns of the Fund's investments in equity securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of equity securities at desirable returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-advantaged. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. For an individual holder of APS to receive tax-advantaged dividends from the Fund, the shareholder, in addition to other requirements, must have held his or her APS for more than 91 days during the 181-day period beginning 90 days before the ex-dividend date. Although current law only provides a 180-day period for holding such stock, a proposed technical correction to the law would extend such period to 181 days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income


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tax returns. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends.

COMMON STOCK RISK
The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Common stocks are susceptible to adverse changes in market value due to issuer specific events, such as unfavorable earnings reports, negative press releases and market related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stockholders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

The Fund may invest its portfolio of equity securities in companies of any market capitalization. Small-capitalization companies and their equity securities are likely to be more sensitive to changes in the economy, earnings results and investor perceptions, have limited product lines and capital resources, experience sharper swings in market values, and may be more difficult to sell than those of larger-capitalization companies.

PREFERRED SECURITIES RISK
There are special risks associated with investing in preferred securities:

+ LIMITED VOTING RIGHTS. Generally, holders of preferred securities (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

+ SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

+ DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

+ SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

+ LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

+ SUPPLY OF TAXABLE PREFERRED SECURITIES. The Financial Accounting Standards Board is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

+ NEW TYPES OF SECURITIES. From time to time, preferred securities, including taxable preferred securities, have been, and may in the future be, offered having features other than those described

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herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objective and principal investment strategies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

INTEREST RATE RISK
Interest rate risk is the risk that fixed income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. To the extent the Fund invests in securities that primarily trade on the basis of yield, the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are currently low relative to historical levels, and interest rates may rise in the short- to intermediate-term if the economy continues to show strength. Fixed income securities with longer maturities are generally more sensitive to changes in interest rates than those with shorter maturities.

Fixed income securities are subject to certain common risks, including:

+ if interest rates go up, the value of fixed income securities in the Fund's portfolio generally will decline

+ during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred securities and other fixed income securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer

+ during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

INDUSTRY CONCENTRATION RISK
The Fund will concentrate its investments (i.e., invest at least 25% of its net assets) in securities issued or guaranteed by U.S. corporations in the groups of related industries comprising each of the utilities sector and the financial services sector.

The utilities industries in which the Fund may invest include companies engaged in:

+  the generation, transmission, sale or distribution of electric energy

+  the distribution, purification and treatment of water

+  the provision of sewage management, treatment or other sanitary services

+  the production, transmission or distribution of natural gas

+  the provision of pollution control or abatement services

The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting that sector than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including:

+  high interest costs in connection with capital construction programs

+  governmental regulation of rates charged to customers

+  costs associated with environmental and other regulations

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+  the effects of economic slowdowns and surplus capacity

+  increased competition from other providers of utility services

+ technological innovations that may render existing plants, equipment or products obsolete

+ inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading

+ increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers

+ the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes

There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The nature of regulation of the utilities industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

In addition, the Fund will concentrate its investments in the group of related industries comprising the financial services sector. The industries in the financial services sector include:

+  bank holding companies

+  commercial banks

+  savings and loans associations

+  brokerage and investment companies

+  life, property, casualty and multi-line insurance companies

+  consumer and industrial finance companies

These industries are subject to extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. These regulations have undergone substantial

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RISK FACTORS
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change in the past two decades and are likely to continue to experience change in the coming years. Significant developments in the financial services sector have included deregulation of interest rates, increased competition with other types of financial institutions, regional expansion, increased numbers of mergers and acquisitions, and increases in capital requirements. Governmental regulation may limit a financial service business's activities as well as the ability to earn a profit. Each of these industries may also be significantly affected by intense competitive pressures, including market share and price competition and by changes in prevailing interest rates, general economic conditions and industry specific risks. The earnings of issuers in the financial services sector, and particularly the banking industry, may be sensitive to certain economic factors, such as interest rate changes or depressed market conditions both nationally and in regions or the industries serviced by institutions in this sector. The companies in which the Fund may invest also may be exposed to risks from creating, dealing or holding derivative instruments. The revenue and income from brokerage and investment management companies can be significantly affected by changes in the equity and fixed income markets. The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, as well as other anticipated and unanticipated liabilities. Insurance companies are also subject to extensive government regulation, including the imposition of maximum rate levels, and may be adversely affected by potential tax law changes.

The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks, bank holding companies, broker-dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.

Fiscal and monetary policies and general economic and political conditions can affect the availability and cost of funds to the industries within the financial services sector, loan demand and asset quality, thereby impacting the earnings and financial condition of such institutions in those industries. Downturns in a regional or local economy or in a general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a financial services business's loan portfolio and the value of the collateral, including real estate, held with respect to such loans, particularly if the loan portfolio is concentrated in the affected region or industry.

Section 12(d)(3) of the 1940 Act and the rules and regulations enacted thereto limit the acquisition by registered investment companies of securities of issuers engaged in securities-related activities. The Adviser believes that these limitations will not compromise the Fund's ability to concentrate its investments in the securities of issuers in the financial services sector or materially adversely affect the Fund's ability to achieve its investment objective.

CREDIT RISK
Credit risk is the risk that fixed income securities, including preferred securities, in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Although the Fund will primarily invest in investment grade securities, the Fund is authorized to invest up to 20% of its total assets in preferred stocks and fixed

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income securities that are rated below investment grade at the time of acquisition. These securities may be rated as low as Ca by Moody's and CC by S&P, provided that the Fund will not invest more than 5% of its total assets in securities rated below B at the time of investment. Securities rated Baa by Moody's are considered by Moody's as medium to lower-medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. A rating of Ca by Moody's means the securities are speculative in a high degree and may be in default. A rating of CC by S&P means there is a currently identifiable vulnerability to default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities. Convertible preferred securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The Fund may invest in convertible securities of any maturity and will determine whether to hold, sell or convert any security in which it has invested depending upon the Adviser's outlook for the market value for such security and the security into which it converts. Income payments received by the Fund on convertible fixed income obligations will not be eligible for treatment as tax-advantaged dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-advantaged dividends.

ILLIQUID SECURITIES
The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

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FOREIGN SECURITIES
Although the Fund will invest primarily in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the U.S. Although the Fund only invests in securities of non-U.S. issuers that are traded or denominated in U.S. dollars, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

+ less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices

+ many non-U.S. markets are smaller, less liquid and more volatile, and in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

+ currency exchange rates or controls may adversely affect the value of the Fund's investments

+ the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

+ economic, political and social developments may adversely affect the securities markets


+  withholdings and other non-U.S. taxes may decrease the Fund's return


There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable growth rates of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payment positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the value of the Fund's investments and the availability to the Fund of additional investments in such countries.

DERIVATIVES
Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally,

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amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain the required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its expected rating on the preferred shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

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--------------------------------------------------------------------------------

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

MARKET DISRUPTION AND GEOPOLITICAL RISK
The war with, and the continuing occupation of, Iraq may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of such impact cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period. Similar events and market disruptions may occur in the future. Geopolitical risks have, and may in the future, contribute to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers.

Description of Preferred Shares

The following is a brief description of the material terms of the APS. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the By-laws, including the provisions thereof establishing the APS. The By-laws establishing the terms of the APS have been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

The APS are preferred shares that entitle their holders to receive dividends when, as and if declared by the Fund's Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for successive Dividend Periods for each such series of APS. The Applicable Rate for a particular Dividend Period for the APS will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate in order to continue to hold their APS. For an explanation of Auctions and the method of determining the Applicable Rate, see "--DIVIDENDS AND DIVIDEND PERIODS" below and "The Auction."

The nominee of the Securities Depository is expected to be the sole holder of record of the APS. Accordingly, each purchaser of APS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the APS.

The APS will rank on parity with each other and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of APS carries one vote on matters on which APS can be voted. When issued and sold, the APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not declared) and will be fully paid and, except as discussed under "Certain provisions of the Agreement and Declaration of Trust and By-laws," non-assessable. See "--LIQUIDATION." The APS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The APS will not be subject to any sinking fund but will be

--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

subject to redemption at the option of the Fund on any Dividend Payment Date for the APS (except during the Initial Dividend Period and during a Non-Call Period) of such series at a redemption price of $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the APS will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See "--REDEMPTION."

DIVIDENDS AND DIVIDEND PERIODS

The holders of APS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Calculation of dividend payment," payable on the dates set forth below. Dividends on the APS so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares. The following is a general description of dividends for the APS.

DIVIDEND PERIODS

The Initial Dividend Payment Date for each series of APS is set forth below. Any subsequent Dividend Period will generally be seven (7) days for each series of APS; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein and upon giving notice to Existing Holders, a Special Dividend Period. See "--Designation of Special Dividend Periods."


DIVIDEND PAYMENT DATES
Dividends on the APS will be payable, when, as and if declared by the Fund's Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the By-laws and applicable law. Initial Dividend Payment Dates are scheduled as follows:


                                                              INITIAL DIVIDEND
                                                                  PAYMENT DATE
------------------------------------------------------------------------------
Series M....................................................              2004
Series W....................................................              2004
Series TH...................................................              2004(1)
Series F....................................................              2004



(1) During the Initial Dividend Period of Series TH APS, dividends will be payable monthly on the first Business Day of each month, commencing on
                , 2004, and the final dividend payment with respect to the
     Initial Dividend Period will be made on            , 2004. After the
     Initial Dividend Period, dividends on Series TH APS will be paid weekly except during a Special Dividend Period.


Following the Initial Dividend Payment Date, dividends on each series of APS will be payable (i) with respect to any seven day Dividend Period or any Short-Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day thereof or (ii) with respect to any Short-Term Dividend Period of more than 35 days and with respect to any Long-Term Dividend Period, monthly on the first Business Day of each calendar month during such Short-Term Dividend Period or Long-Term Dividend Period and on the Business Day next succeeding the last day thereof. If dividends are payable on a day that is not a Business Day, then dividends will generally be payable on the next day if that is a Business Day or as otherwise specified in the By-laws.

Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

--------------------------------------------------------------------------------
 40

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

CALCULATION OF DIVIDEND PAYMENT
The amount of cash dividends per share of APS of each series payable (if declared) on the Initial Dividend Payment Date, the Dividend Payment Date of each seven day Dividend Period and each Dividend Payment Date of each Short-Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000 and rounding the amount so obtained to the nearest cent. During any Long-Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000 and rounding the amount so obtained to the nearest cent.


Dividends on APS will accumulate from the date of their original issue, which is
           , 2004. The initial dividend rate is      % for Series M APS. The
initial dividend rate is      % for Series W APS. The initial dividend rate is
     % for Series TH APS. The initial dividend rate is      % for Series F APS.
For each Dividend Period after the Initial Dividend Period, the dividend rate will be the dividend rate for a series determined at Auction for such series, except that the dividend rate that results from an Auction will not be greater than the Maximum Applicable Rate described below.



Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such series. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The Maximum Applicable Rate will be the higher of the Applicable Percentage of the Reference Rate or the Reference Rate plus the Applicable Spread. The Reference Rate is (i) with respect to any seven day Dividend Period or any Short-Term Dividend Period having fewer than 183 days, the applicable "AA" Financial Composite Commercial Paper Rate, (ii) with respect to any Short-Term Dividend period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long-Term Dividend Period, the applicable U.S. Treasury Note Rate. The Applicable Percentage and the Applicable Spread will be determined based on the credit rating assigned on such date to the APS by Moody's and S&P (or, if either Moody's or S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:



CREDIT RATINGS
----------------------------------------     APPLICABLE PERCENTAGE        APPLICABLE SPREAD
MOODY'S                         S&P            OF REFERENCE RATE         OVER REFERENCE RATE
------------------------------------------------------------------------------------------------
Aaa                             AAA                   125%                     125 bps
Aa3 to Aa1                  AA- to AA+                150%                     150 bps
A3 to A1                     A- to A+                 200%                     200 bps
Baa3 to Baa1               BBB- to BBB+               250%                     250 bps
Ba1 and lower              BB+ and lower              300%                     300 bps


--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------


Assuming the Fund maintains an AAA/Aaa rating on the APS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:



                      MAXIMUM APPLICABLE                          METHOD USED TO
                        RATE USING THE     MAXIMUM APPLICABLE     DETERMINE THE
                          APPLICABLE         RATE USING THE     MAXIMUM APPLICABLE
REFERENCE RATE            PERCENTAGE       APPLICABLE SPREAD           RATE
----------------------------------------------------------------------------------
1%...................       1.25%                2.25%                Spread
2%...................       2.50%                3.25%                Spread
3%...................       3.75%                4.25%                Spread
4%...................       5.00%                5.25%                Spread
5%...................       6.25%                6.25%                Either
6%...................       7.50%                7.25%              Percentage


Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
While any of the APS are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment any dividend or other distribution in respect of its Common Shares. In addition, the Fund may not call for redemption or redeem any of its Common Shares. However, the Fund is not confined by the above restrictions if:

+ immediately after such transaction, the Discounted Value of the Fund's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act Preferred Shares Asset Coverage (see "--RATING AGENCY GUIDELINES AND ASSET COVERAGE" below)

+ full cumulative dividends on each series of APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent

+ the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the By-laws

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with APS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the APS through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the APS through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with APS through their most recent respective dividend payment dates, the amount of dividends declared per share on APS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL DIVIDEND PERIODS
The Fund, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS of a series will be a number of days (other than seven days) evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short-Term Dividend Period or one whole year or more but not greater than five years in the case of a Long-Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction

--------------------------------------------------------------------------------
 42

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------


and unless full cumulative dividends and any amounts due with respect to redemptions have been paid in full and provided further that the Fund may not request a Special Dividend Period that is a Long-Term Dividend Period unless the Fund has received written confirmation from Moody's (or any Substitute Rating Agency) that the Fund's election of a proposed Long-Term Dividend Period will not impair the ratings then assigned by Moody's and S&P (or any Substitute Rating Agency) of the applicable series of APS. Such Request for Special Dividend Period, in the case of a Short-Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction date for the APS of that series and, in the case of a Long-Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the APS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS of that series, (v) the investment objective of the Fund and
(vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.



After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify the duration of the Special Dividend Period and, if applicable, any Dividend Payment Date(s) for such Special Dividend Period if different than as provided under "--Dividend Payment Dates" above. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Fund will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount is not satisfied on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a seven day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a seven day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a seven day Dividend Period.


NON-PAYMENT PERIOD AND LATE CHARGE
A "Failure to Deposit," with respect to shares of a series of APS, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on

--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the redemption price to be paid on such redemption date for any share of such series after notice of redemption is mailed; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the redemption price in respect of APS when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption. If a Failure to Deposit occurs with respect to a series of APS but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured, the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the "AA" Financial Composite Commercial Paper Rate for the period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the redemption price of the shares, if any, of such series for which notice of redemption has been mailed by the Fund, an amount computed by multiplying (x) 300% of the "AA" Financial Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series to be redeemed, and no Auction will be held in respect of shares of such series for the subsequent rate period thereof and the dividend rate for shares of such series for such subsequent rate period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such subsequent rate period. If any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof, and, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first subsequent rate period thereafter (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured and
(2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Rate Period) (a "Non-Payment Period") and the dividend rate for shares of such series for each such subsequent rate period shall be a rate per annum (the "Non-Payment Period Rate") equal to 300% of the applicable "AA" Financial Composite Commercial Paper Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time such rate if the Board of Trustees determines and Moody's (or any Substitute Rating Agency) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.

RATING AGENCY GUIDELINES AND ASSET COVERAGE


The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Amount is equal to a percentage determined by the applicable rating agency


--------------------------------------------------------------------------------
 44

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------


of the sum of (a) the aggregate liquidation preference of the APS then outstanding, together with the aggregate liquidation preference on any other series of APS and (b) certain accrued and projected dividend and other payment obligations of the Fund. Moody's and S&P have established guidelines for determining Discounted Value which are described in the Statement of Additional Information. The amount of discount from market value varies depending upon functions such as the type of security, the maturity of the instrument and the issuer's credit rating. The Moody's and S&P guidelines also impose certain diversification requirements on the Fund's portfolio and other limitations on the Fund's investments. To the extent any particular portfolio holding does not satisfy Moody's and S&P guidelines, all or a portion of the holding's value will not be included in the calculation of Discounted Value (as defined by Moody's and S&P). The Moody's and S&P guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.


The Fund will be required under the By-laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act Preferred Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "--REDEMPTION" below.


The 1940 Act Preferred Shares Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS), computed using the Fund's net assets as of March 31, 2004, adjusted for the exercise of the over-allotment option on April 13, 2004, and assuming APS with an aggregate liquidation preference of $380 million had been issued as of such date, will be as follows:



   Value of Fund assets less liabilities not
         constituting senior securities                 1,175,454,531
------------------------------------------------   =   ---------------    =    309%
Senior securities representing indebtedness plus         380,000,000
          liquidation value of the APS



In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of Moody's, S&P or a Substitute Rating Agency, the Fund will be required by the By-laws to redeem shares of APS as described under "--REDEMPTION--Mandatory redemption" below.



The Moody's and S&P guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines, among other restrictions, limit the Fund's use of futures, options and other derivative transactions and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.



The Moody's and S&P guidelines also prohibit the Fund from taking certain types of actions unless it has received written confirmation from Moody's and S&P that such actions would not impair the ratings then assigned to the APS. These include restrictions on borrowing money, issuing any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.


--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------


The restrictions in the Moody's and S&P guidelines may limit the Fund's ability to make investments that the Adviser believes would benefit the Fund. The descriptions of the Moody's and S&P guidelines in this section are summaries only and are not complete. The Moody's and S&P guidelines are described in greater detail in the Statement of Additional Information and are set forth in their entirety in the By-laws, which have been filed as an exhibit to the Registration Statement of which this Prospectus is a part.



The Fund may, but is not required to, adopt any modifications to Moody's and S&P guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the APS or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to Moody's or S&P guidelines in the event Moody's or S&P, as the case may be, is no longer rating the APS or the Fund receives written confirmation from Moody's, S&P or a Substitute Rating Agency that any such amendment, alteration or repeal would not impair the rating then assigned to the APS.



As described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the APS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The Moody's and S&P guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Fund and/or the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by Moody's or S&P.



The Moody's and S&P guidelines will apply to the APS only so long as Moody's and S&P are rating APS. The Fund will pay certain fees to Moody's and S&P for rating the APS. The Fund may at some future time seek to have the APS rated by an additional or Substitute Rating Agency.


REDEMPTION

MANDATORY REDEMPTION
The Fund is required to maintain (a) a Discounted Value of eligible portfolio securities at least equal to the Preferred Shares Basic Maintenance Amount and
(b) asset coverage of at least 200% of the value of senior securities of the Fund which are equity shares, including the APS (1940 Act Preferred Shares Asset Coverage). Eligible portfolio securities for purposes of the Preferred Shares Basic Maintenance Amount and their Discounted Value will be determined from time to time by the rating agency then rating the APS. The guidelines currently in effect are described under "--RATING AGENCY GUIDELINES AND ASSET COVERAGE" above and in the Statement of Additional Information. If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage and eligible portfolio securities with a Discounted Value equal to the Preferred Shares Basic Maintenance Amount and does not timely cure such failure in accordance with the requirements of the rating agency that rates the APS, the Fund must redeem all or a portion of the APS. This mandatory redemption will take place on a date that the Fund's Board of Trustees specifies out of legally available funds, in accordance with the Agreement and Declaration of Trust, the By-laws and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. The mandatory redemption will be limited to the number of APS necessary, after giving effect to such redemption, to cause the Discounted Value of the Fund's portfolio to equal or exceed the Preferred Shares Basic Maintenance Amount, and the value of the Fund's portfolio to equal or exceed the 1940 Act Preferred Shares Asset Coverage. In determining the number of APS required to be redeemed in accordance with the foregoing, the Fund will allocate the

--------------------------------------------------------------------------------
 46

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------


number of APS required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the series of APS and any other preferred shares of the Fund subject to redemption or retirement, subject to certain conditions with respect to a series of APS subject to a Non-Call Period. The Fund shall effect such redemption on the date fixed by the Fund, which date shall not be earlier than 20 days nor later than 30 days after the applicable cure date, except if the Fund does not have funds legally available therefor. If fewer than all outstanding series of APS are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.


OPTIONAL REDEMPTION
To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may, without the consent of the holders of APS, redeem APS, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice at the optional redemption price per share; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period or (b) a Non-Call Period to which such APS are subject. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the APS of such series by reason of the redemption of the APS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, APS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding preferred shares, including all outstanding APS, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for APS made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION
If the Fund is liquidated, the holders of any series of outstanding APS will receive the liquidation preference on such series of $25,000 per share plus all accumulated but unpaid dividends, before any payment is made to the holders of Common Shares. The holders of APS will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of APS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the APS with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of APS of the full preferential amounts as described, the holders of APS will have no right or claim to any of the remaining assets of the Fund.

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

+ the sale, lease or exchange of all or substantially all the property or assets of the Fund;

+ the merger or consolidation of the Fund into or with any other business trust, corporation or other organization; or

+ the merger or consolidation of any other business trust or corporation into or with the Fund.

In addition, none of the foregoing would result in the Fund being required to redeem any APS if after such transaction the Fund continued to comply with the rating agency guidelines and asset coverage ratios.

--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

VOTING RIGHTS
Except as otherwise provided in this Prospectus or as otherwise required by law, holders of APS will have equal voting rights with holders of Common Shares and any other preferred shares (one vote per share) and will vote together with holders of Common Shares and any preferred shares as a single class.

Holders of outstanding preferred shares, including APS, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of Common Shares. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including APS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including APS, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including APS, as described above, would constitute a majority of the Board. The holders of preferred shares, including APS, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including APS, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including APS, will automatically terminate.

As long as any APS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the APS outstanding at the time (voting together as a separate class):


(a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the APS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of APS or any other preferred shares, unless, in the case of preferred shares on a parity with the APS, the Fund obtains written confirmation from Moody's (if Moody's is then rating the APS), S&P (if S&P is then rating the APS) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the APS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the APS and the Fund continues to comply with
Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the APS is not required;



(b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the By-laws, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the APS or holders of APS; provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of APS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of APS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;


(c) authorize the Fund's conversion from a closed-end to an open-end investment company;

(d) amend the provisions of the Agreement and Declaration of Trust which provide for the classification of the Board of Trustees of the Fund into three classes, each with a term of office of three years with only one class of Trustees standing for election in any year; or

--------------------------------------------------------------------------------
 48

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

(e) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the APS.

So long as any shares of the APS are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the By-laws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust or the By-laws, the affirmative vote of the holders of a majority of the outstanding APS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act.

The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or
(ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

The Auction

GENERAL

Holders of the APS will be entitled to receive cumulative cash dividends on their APS when, as and if declared by the Fund's Board of Trustees, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days, subject to certain exceptions set forth under "Description of the Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS"), at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the By-laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the By-laws in which persons determine to hold or offer to purchase or sell the APS. The Auction Procedures are attached as Appendix D to the Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to herein as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Non-Payment Period and Late Charge."

AUCTION AGENCY AGREEMENT

The Fund will enter into the Auction Agency Agreement with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures to determine the Applicable Rate for the APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or

--------------------------------------------------------------------------------

THE AUCTION
--------------------------------------------------------------------------------

omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor Auction Agent.

BROKER-DEALER AGREEMENTS

Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for APS. The Auction Agent will pay to each Broker-Dealer after each Auction, from funds provided by the Fund, a service charge at the annual rate: (i) for any seven day Dividend Period, 0.25% of the liquidation preference ($25,000 per share) of the APS held by a Broker-Dealer's customer upon settlement in an Auction and (ii) for any Special Dividend Period, as determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and which shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar fixed maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction.

The Fund may request that the Auction Agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the agreement, provided that neither the Broker-Dealer Agreement with UBS Securities LLC nor the Broker-Dealer Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated may be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

SECURITIES DEPOSITORY

The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. All of the shares of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such APS will be subject to the provisions restricting transfers of APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such APS. See Appendix D (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in Appendix D to the Statement of

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 50

THE AUCTION
--------------------------------------------------------------------------------

Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix E to the Statement of Additional Information.

ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS
Prior to the submission deadline on each Auction Date for the APS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a Beneficial Owner of APS may submit the following types of orders with respect to that Broker-Dealer:

1. Hold Order--indicating its desire to hold APS without regard to the Applicable Rate for the next Dividend Period

2. Bid--indicating its desire to sell APS at $25,000 per share if the Applicable Rate for the next Dividend Period is less than the rate or spread specified in the bid

3. Sell Order--indicating its desire to sell APS at $25,000 per share without regard to the Applicable Rate for the next Dividend Period

A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different shares of APS then held by the Beneficial Owner. A Beneficial Owner that submits its bid to its Broker-Dealer having a rate higher than the Maximum Applicable Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a Hold Order to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order to its Broker-Dealer for an Auction relating to a Dividend Period of more than 91 days such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer. A Sell Order constitutes an irrevocable offer to sell the APS subject to the Sell Order. A Beneficial Owner that offers to become the Beneficial Owner of additional APS is, for purposes of such offer, a Potential Holder as discussed below.

A Potential Holder is either a customer of a Broker-Dealer that is not a Beneficial Owner of a series of APS but that wishes to purchase APS or that is a Beneficial Owner that wishes to purchase additional APS. A Potential Holder may submit Bids to its Broker-Dealer in which it offers to purchase APS at $25,000 per share if the Applicable Rate for APS for the next Dividend Period is not less than the specified rate in such Bid. A Bid placed by a Potential Holder of APS specifying a rate higher than the Maximum Applicable Rate for APS on the Auction Date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and Potential Holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as Existing Holders of APS subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as Potential Holders of APS subject to orders submitted to them by Potential Holders. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or Potential Holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any APS held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of APS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

There are Sufficient Clearing Bids in an Auction if the number of APS subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for Potential Holders with rates or spreads equal to or lower than the Maximum Applicable Rate is at least equal to or exceeds the sum of the number of APS subject to Sell Orders and the number of shares subject to Bids specifying rates or spreads higher than the Maximum Applicable Rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for Existing Holders. If there are Sufficient Clearing Bids, the Applicable Rate for the next succeeding Dividend Period thereof will be the lowest rate specified in the submitted Bids

--------------------------------------------------------------------------------

THE AUCTION
--------------------------------------------------------------------------------

which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the APS available for purchase in the Auction.

If there are not Sufficient Clearing Bids, the Applicable Rate for the next Dividend Period will be the Maximum Applicable Rate on the Auction Date. However, if the Fund has declared a Special Dividend Period and there are not Sufficient Clearing Bids, the election of a Special Dividend Period will not be effective and the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date same as during the Dividend Period. If there are not Sufficient Clearing Bids, Beneficial Owners of APS that have submitted or are deemed to have submitted Sell Orders may not be able to sell in the Auction all APS subject to such Sell Orders. If all of the applicable outstanding APS are the subject of submitted Hold Orders (or Hold Orders deemed to have been submitted), then the Dividend Period will be a seven day Dividend Period and the Applicable Rate for the next Dividend Period will be the "AA" Financial Composite Commercial Paper Rate for a seven day Dividend Period.

The Auction Procedures include a pro rata allocation of shares for purchase and sale which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of APS that is different than the number specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

If an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

If a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

+ the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts

+ the affected Dividend Period will end on the day it otherwise would have ended

+ the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended

--------------------------------------------------------------------------------
 52

THE AUCTION
--------------------------------------------------------------------------------

The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three Existing Holders. The three Existing Holders and three Potential Holders submit orders through Broker-Dealers at the Auction:

Existing Holder A............  Owns 500 shares, wants to       Bid of 2.1% rate for all 500
                               sell all 500 shares if          shares
                               Applicable Rate is less than
                               2.1%
Existing Holder B............  Owns 300 shares, wants to       Hold Order--will take the
                               hold                            Applicable Rate
Existing Holder C............  Owns 200 shares, wants to       Bid of 1.9% rate for all 200
                               sell all 200 shares if          shares
                               Applicable Rate is less than
                               1.9%
Potential Holder D...........  Wants to buy 200 shares         Place order to buy at or
                                                               above 2.0%
Potential Holder E...........  Wants to buy 300 shares         Place order to buy at or
                                                               above 1.9%
Potential Holder F...........  Wants to buy 200 shares         Place order to buy at or
                                                               above 2.1%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). For the purposes of the example, the lowest dividend rate is 2.0% at which there is Sufficient Clearing Bids and, therefore, the dividend rate will be 2.0%. Existing Holders B and C will continue to own their shares. Existing Holder A will sell its shares because A's bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy any shares because its bid rate was above the dividend rate.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for a series of APS to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

(ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by

--------------------------------------------------------------------------------

THE AUCTION
--------------------------------------------------------------------------------

       such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause
       (ii) shall be treated as the subject of a Bid by a Potential Holder; and

(iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

NOTIFICATION OF RESULTS AND SETTLEMENT

The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS. The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any Existing Holder selling APS in an Auction fails to deliver such APS, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of

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--------------------------------------------------------------------------------

whole APS that is less than the number of APS that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of APS will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Beneficial Owner, Potential Beneficial Owner or their respective Agent Members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any seven day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such APS as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such APS as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

SECONDARY MARKET TRADING AND TRANSFERS OF PREFERRED SHARES
The Broker-Dealers are expected to maintain a secondary trading market in APS outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in APS will provide owners with liquidity of investment. The APS will not be registered on any stock exchange or on the Nasdaq National Market.

Investors who purchase APS in an Auction (particularly if the Fund has declared a Special Dividend Period) should note that because the dividend rate on such shares will be fixed for the length of that Dividend Period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction thereof, depending on market conditions.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only:

+ pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures

+  to a Broker-Dealer

+ to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that

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--------------------------------------------------------------------------------

   Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the Existing Holder of the shares; and in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the Auction Agent of such transfer

Management of the Fund

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the other leveraged closed-end investment companies for which the Adviser acts as investment adviser.

INVESTMENT ADVISER AND ADMINISTRATOR

The Fund has contracted with John Hancock Advisers, LLC, located at 101 Huntington Avenue, Boston, Massachusetts 02199, to act as its investment adviser. The Adviser was organized in 1968 and had, as of December 31, 2003, approximately $29 billion in assets under management, of which approximately $16 billion was invested in common and preferred securities. The Adviser serves as investment adviser to 10 leveraged, closed-end funds with total assets, as of December 31, 2003, of over $4.3 billion. The Adviser has been managing closed-end funds since 1971 and has a long history of delivering regular dividends through several market cycles. The Adviser is an indirect wholly-owned subsidiary of John Hancock Financial Services, Inc., a financial services company. On September 28, 2003, Manulife Financial Corporation and John Hancock Financial Services, Inc. announced plans to merge, which transaction is expected to occur in the first half of 2004.

The Adviser employs a team of seasoned investment professionals to manage the Fund. This experienced team has been successful in managing assets in the utilities sector and the financial services sector through the Adviser's similarly structured dual-class, closed-end funds, as well as open-end funds and institutional portfolios. The team consists of 61 professionals with an average of 18 years of investment experience. The Adviser uses a total team approach in which portfolio managers and analysts work together to research and identify investment opportunities resulting in a free-flowing exchange of ideas. The Adviser's goal is to deliver consistent investment results, where its investment philosophy can be maintained through teamwork rather than individual efforts.

Under the terms of an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Fund has retained the Adviser to provide overall investment advice and to manage the investment of the Fund's assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating research, economic and statistical data and, subject to the supervision of the Board of Trustees, for formulating and implementing investment programs in furtherance of the Fund's investment objective. The Adviser will furnish to the Fund the services of such members of its organization as may be duly elected officers of the Fund. The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations.

The Adviser will also provide administrative services to the Fund (to the extent such services are not provided to the Fund pursuant to other agreements) including (i) providing supervision of the Fund's non-investment operations,
(ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (iii) arranging for the preparation, at the Fund's expense, of the Fund's tax returns, reports to shareholders and reports filed with the Securities and Exchange Commission and other regulatory

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MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

authorities, (iv) providing the Fund with adequate office space and certain related office equipment and services and (v) maintaining all of the Fund's records other than those maintained pursuant to such other agreements.


COMPENSATION AND EXPENSES


For its advisory and administrative services, the Fund will accrue and pay to the Adviser daily, as compensation for the services rendered and expenses paid by it, a fee on an annual basis equal to 0.75% of the Fund's average daily managed assets. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interest of the Fund. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of the APS is not a liability. Consequently, if the Fund issues preferred shares and does not borrow, managed assets will generally be approximately equal to the Fund's net assets attributable to common shares plus the liquidation preference of any outstanding preferred shares.

Pursuant to a separate accounting and legal services agreement, the Adviser is reimbursed for certain tax, accounting and legal services.


The Adviser has contractually agreed to waive a portion of its advisory fees. The Adviser has agreed that, until the fifth anniversary of the Advisory Agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year, the Adviser will no longer waive a portion of its advisory fee.



PORTFOLIO MANAGERS


Day-to-day management of the Fund's portfolio is the responsibility of a team of portfolio managers led by Gregory K. Phelps, James K. Schmidt, Mark T. Maloney, Lisa A. Welch and James J. McKelvey.

Gregory K. Phelps is a Senior Vice President and Portfolio Manager at the Adviser with over 20 years of experience. He has extensive expertise managing preferred securities within closed-end funds and in researching securities in the utility, bank, and oil and gas industries. Mr. Phelps joined the Adviser in 1995 and has been a Senior Vice President and Portfolio Manager at the Adviser since 2002. Prior to 2002, he was a Vice President and Portfolio Manager at the Adviser.

James K. Schmidt, CFA, is an Executive Vice President at the Adviser and has 25 years experience in the investment business. Mr. Schmidt joined the Adviser in 1985 and heads the Adviser's financial institutions team. He has acted as portfolio manager for the Adviser's open-end and closed-end financial services funds since 1985.

Mark T. Maloney is a Portfolio Manager at the Adviser and has over 7 years of investment experience focusing on electric utilities, gas distribution and local distribution companies. Mr. Maloney joined the Adviser in 1982 and has been a Second Vice President and Portfolio Manager at the Adviser since 2003. Prior to 2003, he was a Senior Research Officer and Assistant Portfolio Manager at the Adviser.

Lisa A. Welch is a Vice President and Portfolio Manager at the Adviser and has over 15 years of experience in the banking sector. As a member of the financial institutions team, Ms. Welch specializes in small to mid-sized banks and thrifts. Ms. Welch joined the Adviser in 1998 and has been a Vice President and Portfolio Manager at the Adviser since 2003. Prior to 2003, she was a Research Analyst at the Adviser.

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
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

James J. McKelvey is a Portfolio Manager for the Adviser and has over 20 years of research and management experience focusing in the financial services sector. Mr. McKelvey joined the Adviser in 1997 and has been a Portfolio Manager for the Adviser since 1998.

SHAREHOLDER SERVICING AGENT

The Adviser has retained UBS Securities LLC to act as shareholder servicing agent for the Fund. Pursuant to an agreement between the Adviser and UBS Securities LLC, UBS Securities LLC will perform certain shareholder relations services for the Fund and the Adviser, including making available public information pertaining to the Fund and communicating to investors the Fund's features and benefits, making available to investors market price, net asset value, yield and other information regarding the Fund, and providing certain economic research and statistical information and reports. In consideration of these services, the Adviser will pay UBS Securities LLC a fee equal on an annual basis to 0.10% of the Fund's average daily managed assets. This fee will be an expense of the Adviser and not the Fund.

Net asset value

The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. New York City time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

The Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or, in the opinion of the Adviser, are not representative of the true market value, the fair value of a security may be determined in accordance with procedures approved by the Trustees. Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if, in the opinion of the Adviser, any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

U.S. federal income tax matters


The following is a summary discussion of material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of APS. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and


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
U.S. FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a maximum 35% federal income tax rate and, when such income is distributed, to a further tax at the shareholder level.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Fund's distributions will be sufficient to avoid this tax entirely.

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the APS at any time in the future, the Fund intends to take the position that under present law the APS

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U.S. FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

will constitute stock of the Fund and distributions with respect to the APS (other than distributions in redemption of the APS that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the APS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of APS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in the income of the recipient and would be taxed as ordinary income.

For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other requirements are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.


Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in Section 1(h)(11)(B) of the Code, from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Higher tax rates will apply in 2009 unless further legislative action is taken by Congress. Although the Fund intends to invest at least 80% of its assets in dividend-paying equity securities that the Adviser believes at the time of acquisition are eligible to pay tax-advantaged dividends and to satisfy the holding period and other requirements, a portion of the Fund's income distributions may be taxable as ordinary income. There can be no assurance as to the portion of the Fund's dividends that will be tax-advantaged.


In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends, and dividends received by the Fund from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities, taxable preferred securities or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual holder of APS will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 91 days during the 181-day period beginning on the date which is 90 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation

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U.S. FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------


(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides a 180-day period for holding such stock, a proposed technical correction to the law would extend such period to 181 days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns.


If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (including ordinary income and capital gains). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares of the Fund and APS are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate share of such income. The Fund will designate dividends that constitute qualified dividend income, dividends qualifying for the dividends-received deduction, capital gain dividends, and other dividends taxable at ordinary income tax rates in a manner that allocates such income between the holders of common shares of the Fund and APS in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event other investments are made in the Fund (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

If in connection with the selection of a Long-Term Dividend Period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the Long-Term Dividend Period the Fund is more likely than not to redeem the APS during the Premium Call Period, and (iii) the premium to be paid upon redemption during the

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--------------------------------------------------------------------------------

Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holder of APS will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.

The Fund is required, in certain circumstances, to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this Prospectus.


Description of shares

The Fund is authorized to issue an unlimited number of common shares. The Fund is also authorized to issue an unlimited number of preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities.

Under Massachusetts law, shareholders of the Fund, including holders of the common shares and any preferred shares, could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. Notice of such disclaimer may be given in any agreement, obligation or instrument entered into or executed by the Fund or the Trustees on behalf of the Fund. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Agreement and Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees or officers individually but only upon the property of the Fund and that the Trustees or officers will not be liable for actions or failures to act. Nothing in the Agreement and Declaration of Trust, however, protects a Trustee or officer against any liability to which such Trustee or officer may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

--------------------------------------------------------------------------------
 62

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

COMMON SHARES


Common Shares, when issued and outstanding, are fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.


So long as any preferred shares of the Fund are outstanding, including the APS, holders of common shares will not be entitled to receive any net income or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.

The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.

PREFERRED SHARES

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.


The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain provisions of the Agreement and Declaration of Trust and By-laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.


The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of the preferred shares provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Certain provisions of the Agreement and Declaration of Trust and By-laws

The Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

Specifically, the Agreement and Declaration of Trust requires a vote by holders of at least 75% of the outstanding common and preferred shares, voting together as a single class, to authorize:

+  a conversion of the Fund from a closed-end to an open-end investment company

+ a merger of the Fund, or a series of the Fund, with or into or a consolidation or exchange of shares with any other entity

+ a sale, or conveyance of all or substantially all of the Fund's assets (other than in the ordinary course of the Fund's business)

+  a termination of the Fund, or a series of the Fund

+  a removal of Trustees by shareholders, and then only for cause unless, with respect to the foregoing, such transaction or removal has already been authorized by the affirmative vote of 75% of the total number of Trustees fixed in accordance with the Agreement and Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common and preferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding common shares and preferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of the Fund's preferred shares, the action in question will also require the affirmative vote of the holders of at least 75% of the outstanding preferred shares, voting as a separate class, or, if such action has been authorized by the affirmative vote of 75% of the total number of Trustees fixed in accordance with the Agreement and Declaration of Trust or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's outstanding preferred shares, voting as a separate class.

The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of the Fund's preferred shares are higher than those required by the 1940 Act. The

--------------------------------------------------------------------------------
 64

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS
--------------------------------------------------------------------------------

Board of Trustees believes that the provisions of the Agreement and Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

The provisions of the Agreement and Declaration of Trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third-party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third-party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and principal investment strategies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the date of mailing of the notice for the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the By-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underwriting


The underwriters named below, (the "Underwriters") acting through UBS Securities LLC, 299 Park Avenue, New York, New York, as lead manager, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and A.G. Edwards & Sons, Inc. as their representatives (together with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement, to purchase from the Fund the number of APS set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such APS if any are purchased.



                                                                  NUMBER OF
UNDERWRITERS                                                            APS
---------------------------------------------------------------------------
UBS Securities LLC..........................................
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
Wachovia Capital Markets, LLC...............................
A.G. Edwards & Sons, Inc. ..................................
     Total..................................................
                                                               ------------
                                                               ------------


The Underwriters have advised the Fund that they propose initially to offer the APS directly to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession
not in excess of $     per share. The Underwriters may allow, and such dealers
may reallow, a concession not in excess of $     per share to other dealers.
After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial
public offering on or before        , 2004.

The Underwriters will act in Auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriters also may provide information to be used in determining the Reference Rate.

The Fund anticipates that the Representatives may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers and dealers while they are principal underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.


In connection with the offering of the Fund's Common Shares, Adviser (and not the Fund) has agreed, pursuant to additional compensation agreements, to pay certain qualifying underwriters, including certain of the Representatives, an annual fee of up to 0.15% of the Fund's average daily managed assets multiplied by the percentage of the Fund's Common Shares sold by each respective qualifying underwriter in connection with the Fund's Common Shares offering.


As described under "Management of the Fund," UBS Securities LLC will provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Adviser.

--------------------------------------------------------------------------------
 66

Custodian, transfer agent, registrar and dividend disbursing agent

The Fund's securities and cash are held under a custodian agreement with The Bank of New York, located at One Wall Street, New York, New York 10286. Deutsche Bank Trust Company Americas, located at 60 Wall Street, New York, New York 10005 is the Fund's transfer agent, registrar and dividend disbursing agent in its capacity as Auction Agent for the APS.

Legal matters


Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, and its affiliates.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information


                                                              PAGE
------------------------------------------------------------------
Organization of the Fund....................................    2
Investment objective and policies...........................    2
Investment restrictions.....................................   15
Those responsible for management............................   16
Investment advisory and other services......................   23
Additional information concerning the Auctions for the
  Preferred Shares..........................................   27
Rating Agency Guidelines....................................   28
Net asset value.............................................   29
Brokerage allocation........................................   29
U.S. federal income tax matters.............................   32
Performance.................................................   37
Custody of portfolio........................................   38
Independent auditors........................................   38
Additional information......................................   38
Financial Statements........................................   39
Appendix A--More about risks................................  A-1
Appendix B--Description of ratings..........................  B-1
Appendix C--Proxy voting guidelines and procedures..........  C-1
Appendix D--Auction Procedures..............................  D-1
Appendix E--Settlement Procedures...........................  E-1
Appendix F--Amended and Restated By-laws....................  F-1


PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
 68

--------------------------------------------------------------------------------

Glossary


" 'AA' Financial Composite Commercial Paper Rate" on any date, means (i) (A) the Interest Equivalent of the 30-day rate (for Dividend Periods fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.


"Agent Member" means a member, or participant in, of the Securities Depository that will act on behalf of a Beneficial Owner of one or more Preferred Shares or on behalf of a Potential Beneficial Owner.

"Applicable Percentage" has the meaning specified under "Description of Preferred Shares--
DIVIDENDS AND DIVIDEND PERIODS" in this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on the APS for any Dividend Period.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agency Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

"Auction Date" with respect to any series of APS and any Rate Period, means the Business Day next preceding the first day of such Rate Period.

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

"Auction Procedures" means the procedures for conducting Auctions set forth in Appendix C to the Statement of Additional Information.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of Preferred Shares or a Broker-Dealer that holds Preferred Shares for its own account.

"Bid" has the meaning specified under "The Auction--AUCTION PROCEDURES--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Broker-Dealer" has the meaning specified under "The Auction--BROKER-DEALER AGREEMENTS" in this Prospectus.

"Broker-Dealer Agreement" has the meaning specified under "The
Auction--BROKER-DEALERS" in this Prospectus.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"By-laws" means the By-laws of the Fund as amended, specifying, in part, the powers, preferences and rights of the Preferred Shares.

"Common Shares" means the common shares of beneficial interest, no par value, of the Fund.

"Date of Original Issue" means, with respect to any share of Preferred Shares, the date on which such share first is issued by the Fund.


"Discounted Value" of any asset of the Fund means the quotient of the market value of an asset eligible to be held by the Fund under the Moody's and S&P guidelines divided by the applicable discount factor assigned to such asset under the Moody's and S&P guidelines.


"Dividend Payment Date" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Divided Payment Dates" in this Prospectus.

"Dividend Period" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Divided Periods" in this Prospectus.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of Preferred Shares in the records of the Auction Agent.

"Hold Order" has the meaning specified under "Description of Preferred Shares--AUCTION PROCEDURES--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Initial Dividend Payment Date" means, with respect to a series of Preferred Shares, the Initial Dividend Payment Date specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Divided payment dates" in this Prospectus.

"Initial Dividend Period" means, for each series of Preferred Shares, the period from and including the Date of Original Issue but excluding the Initial Dividend Payment Date.

"Maximum Applicable Rate" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Calculation of dividend payment" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

--------------------------------------------------------------------------------
 70

GLOSSARY
--------------------------------------------------------------------------------

"1940 Act Preferred Shares Asset Coverage" has the meaning specified under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE" in this Prospectus.

"1940 Act Cure Date" has the meaning specified under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE" in this Prospectus.

"Non-Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Non-Payment Period Rate" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Non-Payment Period and Late Charge" in this Prospectus.

"Notice of Special Dividend Period" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Designation of Special Dividend Periods" in this Prospectus.

"Order" has the meaning specified under "Description of Preferred
Shares--AUCTION PROCEDURES--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional Preferred Shares.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

"Preferred Shares" means the Auction Preferred Shares, no par value per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

"Preferred Shares Basic Maintenance Amount" has the meaning specified under "Description of Preferred Shares--RATING AGENCY GUIDELINES AND ASSET COVERAGE" in this Prospectus.

"Premium Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Rate Period" means the Initial Dividend Period and any subsequent Dividend Period, including a Special Dividend Period.

"Redemption Price" means the redemption price for the APS specified under "Description of Preferred Shares--REDEMPTION" in the Prospectus.

"Request for Special Dividend Period" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Designation of Special Dividend Periods" in this Prospectus.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

"Sell Order" has the meaning specified under "Description of Preferred Shares--AUCTION PROCEDURES--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

"Special Dividend Period" has the meaning specified under "Description of Preferred Shares--DIVIDENDS AND DIVIDEND PERIODS--Description of Special Dividend Periods" in this Prospectus.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or both of, (i) a period (a "Non-Call Period") determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Rating Agency" shall mean a nationally recognized statistical rating organization selected by the Fund to act as a substitute rating agency to determine the credit ratings of the Preferred Shares.

"Sufficient Clearing Bids" has the meaning specified in the Auction Procedures.


"S&P" means Standard & Poor's Ratings Group.


--------------------------------------------------------------------------------
 72

                                   [JHF LOGO]


                                                                     P13RPN 4/04

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS PERMITTED.


                   Subject to completion dated April 26, 2004


                JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 _________, 2004


        John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. This Statement of Additional Information provides information about the Fund in addition to the information that is contained in the Fund's current prospectus, dated _________, 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund's Series M auction preferred shares, Series W auction preferred shares, Series TH auction preferred shares or Series F auction preferred shares (collectively, the "Preferred Shares" or "APS"), is not a prospectus and investors should obtain and read the Prospectus prior to purchasing the Preferred Shares. A copy of the Prospectus can be obtained free of charge by writing or telephoning:


                           John Hancock Advisers, LLC
                       Closed-End Fund Product Management
                        101 Huntington Avenue, 12th Floor
                                Boston, MA 02199
                                 1-800-225-6020

        You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS


ORGANIZATION OF THE FUND...................................................       2
INVESTMENT OBJECTIVE AND POLICIES..........................................       2
INVESTMENT RESTRICTIONS....................................................      15
THOSE RESPONSIBLE FOR MANAGEMENT...........................................      17
INVESTMENT ADVISORY AND OTHER SERVICES.....................................      23
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR THE PREFERRED SHARES....      27
RATING AGENCY GUIDELINES...................................................      28
NET ASSET VALUE............................................................      29
BROKERAGE ALLOCATION.......................................................      29
U.S. FEDERAL INCOME TAX MATTERS............................................      32
PERFORMANCE................................................................      37
CUSTODY OF PORTFOLIO.......................................................      38
INDEPENDENT AUDITORS.......................................................      38
ADDITIONAL INFORMATION.....................................................      38
FINANCIAL STATEMENTS.......................................................      39
APPENDIX A - MORE ABOUT RISK...............................................     A-1
APPENDIX B - DESCRIPTION OF RATINGS........................................     B-1
APPENDIX C - PROXY VOTING GUIDELINES AND PROCEDURES........................     C-1
APPENDIX D - AUCTION PROCEDURES............................................     D-1
APPENDIX E -SETTLEMENT PROCEDURES..........................................     E-1
APPENDIX F - AMENDED AND RESTATED BY-LAWS..................................     F-1

                            ORGANIZATION OF THE FUND

        The Fund is a diversified, closed-end investment management company organized as a Massachusetts business trust on August 7, 2003 under the laws of the Commonwealth of Massachusetts as John Hancock Preferred & Equity Income Fund. On December 16, 2003, the Fund changed its name to "John Hancock Tax-Advantaged Dividend Income Fund." John Hancock Advisers, LLC (prior to February 1, 2002, "John Hancock Advisers, Inc.") (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized on February 2000. On September 28, 2003, Manulife Financial Corporation and John Hancock Financial Services, Inc. announced plans to merge, which transaction is expected to occur in the first half of 2004.

                        INVESTMENT OBJECTIVE AND POLICIES

        The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

        Investment objective. The Fund's investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

        Portfolio contents. Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowing for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition to be eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% ("tax-advantaged dividends"), provided certain holding period and other requirements are satisfied. The Fund may invest the remainder of its assets in other equity and fixed income securities the income from which does not qualify for such tax treatment. There can be no assurance as to the portion of the Fund's dividends that will be tax-advantaged. In selecting securities for the Fund's portfolio, the Adviser also considers the potential for capital appreciation.

        Industry and issuer concentration. The Fund intends to concentrate its investments in securities issued by U.S. corporations in the related groups of industries comprising each of the utilities sector and the financial services sector and will be subject to certain risks due to such emphasis. The Fund allocates its investments among various industries and issuers in such sectors, based on the Adviser's evaluation of market and economic conditions. See "Risks of Concentration in Industries Comprising the Utilities Sector" and "Risks of Concentration in Industries Comprising the Financial Services Sector."

        Common Stocks. Common stocks represent an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

        Foreign securities. Although the Fund will invest primarily in the securities of U.S. issuers, the Fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars.

        Illiquid securities. The Fund may invest up to 20% of its total assets in illiquid securities, which are securities that can not be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. The Fund may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

        Other securities. Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities, fixed income securities, and securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents or may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

        Traditional fixed rate preferred stock. Traditional fixed rate preferred stocks have fixed dividend rates for the life of the issue and typically pay dividends that qualify for the dividends received deduction (the "Dividends Received Deduction") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). These securities can be perpetual with no maturity date or subject to mandatory redemptions such as through a sinking fund. Certain fixed rate preferred stocks have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred stock shareholder will be able to dispose of his holdings close to a pre-specified price, typically equal to par or stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred stocks. Another common form of fixed rate preferred stock is the traditional convertible preferred stock, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date.

        Adjustable rate preferred stock. Unlike traditional fixed rate preferred stocks, adjustable rate preferred stocks are preferred stocks that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. The adjustable dividend rate feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates. Nonetheless, adjustable rate preferred stocks have fluctuated in market value and are expected to do so in the future.

        The dividend rate on an adjustable rate preferred stock is determined typically each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to (1) rates on specific classes of debt securities issued by the U.S. Treasury or (2) LIBOR, with limits (known as "collars") on the minimum and maximum dividend rates that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. Conversely, as the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the stock. The adjustment formula is fixed at the time of issuance of the adjustable rate preferred stock and cannot be changed without the approval of the holders thereof.

        The market values of outstanding issues of adjustable rate preferred stock may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different dividend yield than the adjustment formula produces, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short-term and long-term interest rates, as well as other factors.

        Preferred securities. Generally, preferred stocks receive dividends prior to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. The income paid by an issuer to holders of its preferred and common stocks is typically eligible for the Dividends Received Deduction. Preferred stocks do not usually have voting rights equivalent to common stock of the same issue but may be convertible into common stock. Perpetual preferred stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. Generally, no redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. Preferred securities other than preferred stock have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are in a subordinated position in an issuer's capital structure and their value is heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Taxable preferred securities are a comparatively new asset class having first been introduced late in 1993. Income paid on these securities is not eligible for the Dividends Received Deduction or for treatment as tax-advantaged dividends, but does constitute deductible interest expense for issuers thereof. The universe of issuers of taxable preferred securities consists overwhelmingly of fixed coupon rate issues with final stated maturity dates. However, certain issues have adjustable coupon rates, which reset quarterly in a manner similar to adjustable rate preferred stocks described above. The preferred securities universe is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

        Taxable preferred securities are not considered equity of an issuer for certain purposes. They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit an issuer to defer the payment of income for specified periods triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), taxable preferred securities may also be treated in a similar fashion to traditional preferred stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. Taxable preferred securities may be convertible into underlying common stock of the issuer or associated grantor.

        Taxable preferred securities are typically issued with a final maturity date, although, in certain instances the date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequences to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

        In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on taxable preferred securities are also subject to deferral and are thus not automatically payable. Income payments on the typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is, of course, no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may acquire non-cumulative preferred securities subject to the restrictions on quality adopted by the Fund.

        Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher coupon-paying preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable coupons with the redemption proceeds.

        From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described in the Prospectus and in this Statement of Additional Information that are typical for fixed rate, adjustable rate, or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

        Risks of Concentration in Industries Comprising the Utilities Sector. Risks that are intrinsic to the utility industries include:

-   difficulty in obtaining an adequate return on invested capital,

- difficulty in financing large construction programs during an inflationary period,

- restrictions on operations and increased cost and delays attributable to environmental considerations and regulation,

- difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets,

- technological innovations that may render existing plants, equipment or products obsolete,

-   the potential impact of natural or man-made disasters,

-   increased costs and reduced availability of certain types of fuel,

-   occasionally reduced availability and high costs of natural gas for resale,

-   the effects of energy conservation,

- inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading,

-   the effects of a national energy policy, and

- lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.

        There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

        Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

        The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field, non-regulated providers of utility services have become a significant part of their respective industries.

        Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

        The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

        Electric. The electric utility industry consists of companies that are engaged principally in one of more of the following activities: the generation, transmission, sale and distribution of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

        The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

        The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

        Currently, several states are considering deregulation proposals, while other states have already enacted enabling legislation. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets" which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

        Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

        Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition.

        Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the water utilities are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

        There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

        Risks of Concentration in the Industries Comprising the Financial Services Sector. Since a significant portion of the Fund's investments may be focused in issuers in the financial services sector, the Fund will be subject to risks or events which significantly affect the sector as a whole or a particular segment in which the Fund invests.

        Most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, recent legislation removing traditional barriers between banking and investment banking activities will allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

        Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

        As deregulation of various financial services businesses continues and new segments of the financial services sector are opened to certain larger financial services firms formerly prohibited from doing business in these segments (such as national and money center banks), certain established companies in these market segments (such as regional banks or securities firms) may become attractive acquisition candidates for the larger firm seeking entrance into the segment.

        In addition, financial services companies in growth segments (such as securities firms during times of stock market expansion) or geographically linked to areas experiencing strong economic growth (such as certain regional banks) are likely to participate in and benefit from such growth through increased demand for their products and services. Many financial services companies which are actively and aggressively managed and are expanding services as deregulation opens up new opportunities also show potential for capital appreciation, particularly in expanding into areas where non-regulatory barriers to entry are low.

        Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund or the average weighted credit quality of the Fund's portfolio may cease to be investment grade. None of these events will require the sale of the securities by the Fund.

        Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

        Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

        Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into foreign securities. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

        An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

        Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

        Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

        With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

        The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

        Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

        The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

        Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements, which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. Income payments received by the Fund from reverse repurchase agreements will not be eligible for treatment as tax-advantaged dividends.

        Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

        Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

        All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or
(iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

        The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

        Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

        The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

        The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

        The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

        Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

        Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees (the "Board").

        The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

        Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

        Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

        Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

        A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities.

        Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

        If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

        When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

        Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

        The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

        The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


        Other Considerations. The Fund will engage in futures and related options transactions in accordance with CFTC Regulations, which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to engage in such transactions without registering as a commodity pool operator.


        Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

        While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

        Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

        Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

        Equity Swaps and Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities or interest rates or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund's interest rate exposure on any debt securities or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.


        In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate) or the payment of dividends and capital appreciation (or depreciation) on a particular equity security or basket of equity securities. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.


        The Fund usually will enter into equity and interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

        The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

        Typically, the parties with which the Fund will enter into equity and interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap, interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

        Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

        Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

        If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

        The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

        Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's investment restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

        Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

        When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

        On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

                             INVESTMENT RESTRICTIONS

        Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

    1. Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the Securities and Exchange Commission (the "SEC") thereunder. Senior securities that the Fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

    2. Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

    3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

    4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of securities.

    5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund's investment policies.

    6. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

    7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment, except that the Fund will invest 25% or more of its total assets in the group of industries comprising each of the utilities and financial services sectors. This limitation does not apply to investments in securities issued by the U.S. Government or any of its agencies, instrumentalities or authorities.

    8. With respect to 75% of the fund's total assets, the Fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

        The Fund does not have a fundamental policy with respect to short sales and purchases on margin.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

    1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Deferred Compensation Plan for Independent Trustees/Directors (a means for the Fund's trustee to defer receipt of his or her fees as trustee), purchase securities of other investment companies within the group of open-end and closed-end investment companies for which the Adviser acts as investment adviser (the "John Hancock Fund Complex").

    2. Invest more than 20% of its total assets in securities which are illiquid.

        If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

        The Fund intends to apply for ratings for its preferred shares from a nationally recognized statistical rating organization ("NRSRO"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by the NRSRO. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its common shareholders or the Fund's ability to achieve its investment objective.

        The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

        If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars; (2) traded on a major exchange; and (3) held physically outside of Russia.

                        THOSE RESPONSIBLE FOR MANAGEMENT

        The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Adviser, or officers and directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

        John Hancock Fund Complex means the open and closed-end investment companies for which the Adviser acts as investment adviser.


                                                                                        NUMBER OF
                                                                                         FUNDS IN
                         POSITION(S)  TRUSTEE/                                           THE JOHN
NAME, ADDRESS (1)        HELD WITH    OFFICER    PRINCIPAL OCCUPATION(S) DURING PAST     HANCOCK         OTHER
AND AGE                  FUND         SINCE (2)           5 YEARS                          FUND      DIRECTORSHIPS
                                                                                         COMPLEX
                                                                                         OVERSEEN
                                                                                        BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Maureen Ford Goldfarb    Trustee,     2003       Executive Vice President, John         50          None
(3)                      Chairman,               Hancock Financial Services, Inc.,
(Age 47)                 President               John Hancock Life Insurance Company;
                         and Chief               Chairman, Director, President and
                         Executive               Chief Executive Officer, John
                         Officer                 Hancock Advisers, LLC (the
                                                 "Adviser") and The Berkeley
                                                 Financial Group, LLC (the
                                                 "Berkeley Group"); Chairman,
                                                 President, Director and Chief
                                                 Executive Officer, John Hancock
                                                 Funds, LLC ("John Hancock
                                                 Funds"); Chairman, Director,
                                                 President and Chief Executive
                                                 Officer, Sovereign Asset
                                                 Management Corporation
                                                 ("SAMCorp."); Director, John
                                                 Hancock Subsidiaries, LLC; John
                                                 Hancock Signature Services,
                                                 Inc., Independence Investment
                                                 LLC; Investment Company
                                                 Institute Board of Governors
                                                 (since 2002); Senior Vice
                                                 President, MassMutual Insurance
                                                 Co. (until 1999).

INDEPENDENT TRUSTEES

James F. Carlin          Trustee      2003       Chairman and Treasurer, Alpha          30          Trustee,
(Age 63)                                         Analytical Inc. (analytical                        Massachusetts
                                                 laboratory) (since 1985); Part Owner               Health and
                                                 and Treasurer, Lawrence Carlin                     Education Tax
                                                 Insurance Agency, Inc. (since 1995);               Exempt Trust
                                                 Part Owner and Vice President, Mone                (since 1993).
                                                 Lawrence Carlin Insurance Agency,
                                                 Inc. (since 1996); Director and
                                                 Treasurer, Rizzo Associates (until
                                                 2000); Chairman and CEO, Carlin
                                                 Consolidated, Inc.
                                                 (management/investments) (since
                                                 1987);

                                                 Director and Partner, Proctor
                                                 Carlin & Co., Inc. (until 1999);
                                                 Director of the following:  Uno
                                                 Restaurant Corp. (until 2001),
                                                 Arbella Mutual (insurance) (until
                                                 2000), HealthPlan Services, Inc.
                                                 (until 1999), Flagship Healthcare,
                                                 Inc. (until 1999), Carlin Insurance
                                                 Agency, Inc. (until 1999); Chairman,
                                                 Massachusetts Board of Higher
                                                 Education (until 1999).

William H. Cunningham    Trustee      2003       Former Chancellor, University of       30          Director of the
(Age 59)                                         Texas System and former President of               following:
                                                 the University of Texas, Austin,                   Hire.com (since
                                                 Texas; Chairman and CEO, IBT                       2000); Symtx,
                                                 Technologies (until 2001); Director                Inc. (since
                                                 of the following:  The University of               2001),
                                                 Texas Investment Management Company                Adorno/Rogers
                                                 (until 2000), STC Broadcasting, Inc.               Technology, Inc.
                                                 and Sunrise Television Corp. (until                (since 2001),
                                                 2001), New Century Equity Holdings                 Pinnacle Foods
                                                 (formerly Billing Concepts) (until                 Corporation
                                                 2001), eCertain (until 2001),                      (since 2001),
                                                 ClassMap.com (until 2001), Agile                   rateGenius
                                                 Ventures (until 2001), LBJ                         (since 2001),
                                                 Foundation (until 2000), Golfsmith                 Jefferson-Pilot
                                                 International, Inc. (until 2000),                  Corporation
                                                 Metamor Worldwide (until 2000),                    (diversified
                                                 AskRed.com (until 2001).                           life insurance
                                                                                                    company) (since
                                                                                                    1985), Southwest
                                                                                                    Airlines (since
                                                                                                    2000) and
                                                                                                    Introgen (since
                                                                                                    2000); Advisory
                                                                                                    Director, Q
                                                                                                    Investments
                                                                                                    (since 2000);
                                                                                                    Advisory
                                                                                                    Director, Chase
                                                                                                    Bank (formerly
                                                                                                    Texas Commerce
                                                                                                    Bank - Austin)
                                                                                                    (since 1988),
                                                                                                    LIN Television
                                                                                                    (since 2002) and
                                                                                                    WilTel
                                                                                                    Communications
                                                                                                    (since 2002).

Ronald R. Dion           Trustee      2003       Chairman and Chief Executive           30          Director, The
(Age 57)                                         Officer, R.M. Bradley & Co., Inc.                  New England
                                                                                                    Council and
                                                                                                    Massachusetts
                                                                                                    Roundtable;
                                                                                                    Director, Boston
                                                                                                    Stock Exchange;
                                                                                                    Trustee, North
                                                                                                    Shore Medical
                                                                                                    Center;
                                                                                                    Director, BJ's
                                                                                                    Wholesale Club,
                                                                                                    Inc. and a
                                                                                                    corporator of
                                                                                                    the Eastern
                                                                                                    Bank; Trustee,
                                                                                                    Emmanuel

                                                                                                    College.

Charles L. Ladner        Trustee      2003       Chairman and Trustee, Dunwoody         30          Director, Parks
(Age 65)                                         Village, Inc. (retirement services);               and History
                                                 Senior Vice President and Chief                    Association
                                                 Financial Officer, UGI Corporation                 (since 2001).
                                                 (Public Utility Holding Company)
                                                 (retired 1998); Vice President and
                                                 Director for AmeriGas, Inc. (retired
                                                 1998); Director of AmeriGas
                                                 Partners, L.P. (until 1997)(gas
                                                 distribution); Director,
                                                 EnergyNorth, Inc. (until 1995).

John A. Moore            Trustee      2003       President and Chief Executive          29          Director, CIIT
(Age 64)                                         Officer, Institute for Evaluating                  (nonprofit
                                                 Health Risks, (nonprofit                           research) (since
                                                 institution) (until 2001); Chief                   2002).
                                                 Scientist, Sciences International
                                                 (health research) (since 1998);
                                                 Principal, Hollyhouse (consulting)
                                                 (since 2000).

Patti McGill Peterson    Trustee      2003       Executive Director, Council for        29          Director of the
(Age 60)                                         International Exchange of Scholars                 following:
                                                 (since 1998); Vice President,                      Niagara Mohawk
                                                 Institute of International Education               Power
                                                 (since 1998); Senior Fellow, Cornell               Corporation
                                                 Institute of Public Affairs, Cornell               (electric
                                                 University (until 1997); President                 utility); Ford
                                                 Emerita of Wells College and St.                   Foundation,
                                                 Lawrence University.                               International
                                                                                                    Fellowship
                                                                                                    Program (since
                                                                                                    2002); Lois Roth
                                                                                                    Endowment (since
                                                                                                    2002); Council
                                                                                                    for
                                                                                                    International
                                                                                                    Exchange (since
                                                                                                    2003); and
                                                                                                    Advisory Board,
                                                                                                    UNCF, Global
                                                                                                    Partnership
                                                                                                    Center (since
                                                                                                    2002).

Steven R. Pruchansky     Trustee      2003       Chairman and Chief Executive           30          None.
(Age 59)                                         Officer, Greenscapes of Southwest
                                                 Florida, Inc. (since 2000); Director
                                                 and President, Greenscapes of
                                                 Southwest Florida, Inc. (until
                                                 2000); Managing Director, JonJames,
                                                 LLC (real estate) (since 2001);
                                                 Director, First Signature Bank &
                                                 Trust Company (until 1991);
                                                 Director, Mast Realty Trust (until
                                                 1994); President, Maxwell Building
                                                 Corp. (until 1991).

Norman H. Smith          Trustee      2003       Lieutenant General, United States      30          None.
(Age 70)                                         Marine Corps; Deputy Chief of Staff
                                                 for Manpower and Reserve Affairs,
                                                 Headquarters Marine Corps;
                                                 Commanding General III Marine
                                                 Expeditionary Force/3rd Marine
                                                 Division (retired 1991).

John P. Toolan           Trustee      2003       Director, The Smith Barney Muni Bond   30          None.
(Age 73)                                         Funds, The Smith Barney Tax-Free
                                                 Money Funds, Inc., Vantage Money
                                                 Market Funds (mutual funds), The
                                                 Inefficient-Market Fund, Inc.
                                                 (closed-end investment company);
                                                 Chairman, Smith Barney Trust Company
                                                 of Florida (retired 1991); Director,
                                                 Smith Barney, Inc., Mutual
                                                 Management Company and Smith Barney
                                                 Advisers, Inc. (investment advisers)
                                                 (retired 1991); Senior Executive
                                                 Vice President, Director and member
                                                 of the Executive Committee, Smith
                                                 Barney, Harris Upham & Co.,
                                                 Incorporated (investment bankers)
                                                 (until 1991).


The following persons are the officers of the Fund who are not also members of the Board of Trustees.



                                                                                        NUMBER OF         OTHER
                                                                                       FUNDS IN THE   DIRECTORSHIPS
                        POSITION(S)   TRUSTEE/                                         JOHN HANCOCK
NAME, ADDRESS (1)       HELD WITH     OFFICER    PRINCIPAL OCCUPATION(S) DURING PAST   FUND COMPLEX
AND AGE                 FUND          SINCE (2)  5 YEARS                               OVERSEEN BY
                                                                                         TRUSTEE
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
WHO ARE NOT TRUSTEES

Richard A. Brown        Senior Vice   2003       Senior Vice President, Chief          N/A             None.
(Age 54)                President                Financial Officer and Treasurer,
                        and Chief                the Adviser, John Hancock Funds,
                        Financial                and The Berkeley Group; Second Vice
                        Officer                  President and Senior Associate
                                                 Controller, Corporate Tax
                                                 Department, John Hancock Financial
                                                 Services, Inc. (until 2001).

William H. King         Vice          2003       Vice President and Assistant          N/A             None.
(Age 51)                President                Treasurer, the Adviser; Vice
                        and                      President and Treasurer of each of
                        Treasurer                the John Hancock funds;
                                                 Assistant Treasurer of each of
                                                 the John Hancock funds (until
                                                 2001).

Susan S. Newton         Senior Vice   2003       Senior Vice President, Secretary      N/A             None.
(Age 53)                President,               and Chief Legal Officer, SAMCorp.,
                        Secretary                the Adviser and each of the John
                        and Chief                Hancock funds, John Hancock Funds
                        Legal                    and The Berkeley Group; Vice
                        Officer                  President, Signature Services
                                                 (until 2000), Director, Senior Vice
                                                 President and Secretary, NM Capital.


(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.

        The Fund's Board of Trustees currently consists of 10 members. The term of one class expires each year commencing with the first annual meeting following this initial public offering of the Fund's common shares. The terms of Messrs. Dion, Ladner and Moore and Ms. Ford Goldfarb shall expire at the first annual meeting following this public offering. The terms of Messrs. Pruchansky and Smith and Ms. Peterson expire at the second annual meeting, and the terms of Messrs. Carlin, Cunningham and Toolan expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.


BOARD COMMITTEES

        The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

        The Audit Committee members are Messrs. Toolan (Chairman), Ladner and Moore and Ms. Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time.


        The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. The Administration Committee does not have at this time formal criteria for the qualifications of candidates to serve as an Independent Trustee, although the Administration Committee may develop them in the future. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

        As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

        Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

        Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.


        The Contracts/Operations Committee members are Messrs. Pruchansky (Chairman), Carlin and Smith. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.

        The Investment Performance Committee members are Messrs. Cunningham (Chairman) and Dion. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary.

        The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2003.


                                                              Aggregate Dollar Range of
                                Dollar Range of Fund Shares   Holdings in John Hancock
Name of Trustee                 Owned by Trustee              Fund Complex Overseen by
                                                              Trustee (1)
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

James F. Carlin                             None                     Over $100,000
William H. Cunningham                       None                    $10,001-$50,000
Ronald R. Dion                              None                     Over $100,000
Charles L. Ladner                           None                     Over $100,000
John A. Moore                               None                     Over $100,000
Patti McGill Peterson                       None                     Over $100,000
Steven R. Pruchansky                        None                   $50,001-$100,000
Norman H. Smith                             None                     Over $100,000
John P. Toolan                              None                  $50,001 - $100,000
INTERESTED TRUSTEES
Maureen Ford Goldfarb                       None                     Over $100,000

(1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his or her deferred fees equal to the amount that he or she would have earned if the deferred fees amount were invested in one or more funds in the John Hancock Fund Complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his or deferred compensation, as of December 31, 2003, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of Holdings in the John Hancock Fund Complex Overseen by Trustee" would be none and over $100,000 for Messrs. Cunningham, Pruchansky and Toolan.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford, an interested Trustee, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                        Aggregate           Total Compensation from All
                                        Compensation        Funds in John Hancock Fund
Trustees                                from the Fund(1)    Complex to Trustees (2)
--------                                ----------------    -----------------------
James F. Carlin                             $ 1,200                   $ 76,250
William H. Cunningham*                      $ 1,200                   $ 74,250
Ronald R. Dion*                             $ 1,200                   $ 77,250
Charles L. Ladner                           $ 1,200                   $ 78,000
John A. Moore*                              $ 1,200                   $ 74,000
Patti McGill Peterson                       $ 1,200                   $ 72,750
Steven R. Pruchansky*                       $ 1,200                   $ 79,250
Norman H. Smith*                            $ 1,200                   $ 77,750
John P. Toolan*                             $ 1,200                   $ 78,250
                                            -------                   --------

Total                                       $10,800                   $687,750

(1) Since the Fund is newly organized, this figure is estimated for the calendar year ending December 31, 2004.

(2) Total compensation paid by the John Hancock Fund Complex to the independent Trustees is for the calendar year ended December 31, 2003. As of that date, there were 50 funds in the John Hancock Fund Complex, of which Mr. Moore and Ms. Peterson served on 29 funds and each other independent Trustee served on 30 funds.

(*) As of December 31, 2003 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock Fund Complex for Mr. Cunningham was $563,218, for Mr. Dion was $193,220, for Mr. Moore was $248,380, for Mr. Pruchansky was $150,981, for Mr. Smith was $276,224 and for Mr. Toolan was $633,254 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

        All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.


        As of April 15, 2004 officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. To the knowledge of the Fund, no persons owned of record or beneficially 5% or more of any class of the Fund's outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

        The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and had approximately $29.3 billion in assets under management as of December 31, 2003 in its capacity as investment adviser to the Fund and other funds in the John Hancock Fund Complex as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $142.5 billion, as of December 31, 2003, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with S&P and
A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

        The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's sole shareholder. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

        The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

        For its advisory and administrative services, the Fund will accrue and pay to the Adviser daily, as compensation for the services rendered and expenses paid by it, a fee on an annual basis equal to 0.75% of the Fund's average daily managed assets. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability.

        The Adviser has contractually agreed to waive a portion of its advisory fee. The Adviser has agreed that, until the fifth anniversary of investment advisory agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year the Adviser will no longer waive a portion of its advisory fee.

        From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

        In connection with the offering of the Fund's common shares, the Adviser (and not the Fund) has agreed to pay to each of UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as lead managers, an incentive fee. This fee will be paid at an annual rate which may be up to 0.15% of the Fund's managed assets multiplied by the percentage of the Fund's common shares sold by such lead manager in this offering. The Adviser (and not the Fund) has also agreed to pay from its own assets to underwriters (other than the lead managers) that meet a sales target (which may be waived or modified in the discretion of the Adviser) (each, a "Qualifying Underwriter") an incentive fee at an annual rate of up to 0.10% of the Fund's managed assets multiplied by the percentage of the Fund's common shares sold by the Qualifying Underwriter in this offering. Each such fee will be payable in arrears at the end of each calendar quarter so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. The total amount of the incentive fee payments, discounted to the closing date of this offering, plus the sales load paid, will not exceed the maximum compensation allowed under the conduct rules of the National Association of Securities Dealers (which the underwriters currently understand to be 9.0%), as the rules are then in effect.

        Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

        Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

        The Board is responsible for overseeing the performance of the Adviser and determining whether to approve and renew the Advisory Agreement. Prior to the August 26, 2003 meeting, the Board requested and received from the Adviser certain information the Board deemed important in evaluating the Adviser's qualifications and the reasonableness of the proposed fee. The Board also met with the proposed portfolio management team for the Fund. In addition, the Board drew upon its experience in acting as trustees for other investment companies. The primary factors that the Board considered to be favorable in approving the Advisory Agreement were:

    - The Adviser's experience in managing other investment companies, including investment companies that invest in equity securities, as well as the Adviser's prior experience in managing similarly structured closed-end funds that employ a leveraged structure, including the John Hancock Group of Patriot Funds and the recent initial public offerings of John Hancock Preferred Income Fund I, John Hancock Preferred Income Fund II and John Hancock Preferred Income Fund III (the "Comparable Funds"). In this regard, the Board noted that the Adviser managed at June 30, 2003 investment companies with aggregate equity securities investments of over $13.9 billion and managed closed-end funds employing a leverage structure with total assets at June 30, 2003 of over $28.8 billion. In addition, the Board considered the experience of the portfolio management team in managing similar portfolios. The members of the Board also considered their experience, as trustees of the Comparable Funds, with the quality of the compliance and administrative staff of the Adviser. In making that evaluation, the Trustees considered the Adviser's compliance record and the quality of its administrative staff during the past several years on other investment companies management by the Adviser for which the Board serves as Trustees.

    - The investment performance of the Comparable Funds, both in absolute terms at net asset value and relative to their performance benchmarks. During the one, three and five year periods ended June 30, 2003, the average annual return of the John Hancock Patriot Global Dividend Fund was 12.64%, 9.91% and 4.62% respectively, the average annual return of John Hancock Patriot Preferred Dividend Fund was 19.56%, 12.81% and 6.26% respectively, the average annual return of John Hancock Patriot Premium Dividend Fund I was 9.23%, 7.16% and 4.08% respectively, the average annual return of John Hancock Patriot Premium Dividend Fund II was 10.23%, 8.90% and 4.45% respectively, and the average annual return of John Hancock Patriot Select Dividend Trust was 8.33%, 7.53% and 3.71% respectively. During the same one, three and five year periods, the average annual return of the Standard & Poor's 500 was 0.25%, (11.19)% and (1.16)% and the average annual return of the Dow Jones Utilities Average was (3.92)%, (2.80)% and 0.68%.

    - The reasonableness of the proposed fee. In making that determination, the Board took into consideration the fees charged by similar funds managed by other investment advisers and the fees charged by the Adviser for managing the Comparable Funds. The fee payable by the Fund is lower than the fee charged to the Comparable Funds and lower than another closed-end fund focusing on preferred securities that had recently completed the public offering of its common shares, before giving effect to fee waivers.

    - The Adviser's commitment to waive a portion of its advisory fee for a period of eight years. The Adviser has agreed that, until the fifth anniversary of the investment advisory agreement, the Adviser will limit its advisory fee to 0.55% of average daily managed assets, in the sixth year to 0.60% of average daily managed assets, in the seventh year to 0.65% of average daily managed assets, and in the eighth year to 0.70% of average daily managed assets. After the eighth year the Adviser will no longer waive a portion of its advisory fee.

    - The reasonableness of the estimated total expenses of the Fund, both with and without the advisory fee waiver.

        The Advisory Agreement was approved by all Trustees. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually after its initial two year term both (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. The Advisory Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

        Accounting and Legal Services Agreement. The Fund is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

        Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines and proxy voting procedures are attached to this Statement of Additional Information as Appendix C.

        Shareholder Servicing Agent. The Adviser has retained UBS Securities LLC to act as shareholder servicing agent for the Fund. Pursuant to the Shareholder Servicing Agreement, UBS Securities LLC will: (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate);
(ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Adviser, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective share, (2) the respective market performance of the Fund and such other companies, (3) other relevant performance indicators; and (iv) at the request of the Adviser, provide information to and consult with the Board with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Adviser for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. In consideration of these services, the Adviser will pay UBS Securities LLC a fee equal on an annual basis to 0.10% of the Fund's average daily managed assets. This fee will be an expense of the

Adviser and not the Fund. The Shareholder Servicing Agreement has an initial term of two years and is renewable thereafter with the consent of both parties.

        Code of Ethics. Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics, which restricts the trading activity of those personnel.

     ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR THE PREFERRED SHARES

        GENERAL. Depository Trust Company ("DTC") will act as the securities depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares of any series will be registered in the name of Cede & Co., as nominee of the securities depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the By-Laws. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Trustees, as described under "Description of Preferred Shares -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

        DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

        CONCERNING THE AUCTION AGENT. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

        The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

        The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

        BROKER-DEALERS. The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

         The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                            RATING AGENCY GUIDELINES


         The description of Moody's and S&P rating guidelines contained in this Statement of Additional Information does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated By-Laws (the "By-Laws"). A copy of the By-Laws is attached to and incorporated into this Statement of Additional Information.

         The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's and S&P in connection with the Fund's receipt of a rating of "Aaa" from Moody's and a rating of "AAA" from S&P for the Preferred Shares. These Rating Agency Guidelines form part of the By-Laws and relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

         The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on the Fund's common shares. The Fund has agreed with Moody's and S&P that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments than would otherwise be deemed potentially desirable by the Adviser, including private placements other than Rule 144A Securities. The Rating Agency Guidelines are subject to change from time to time with the consent of Moody's or S&P and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

         The Fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by Moody's and S&P (the "Preferred Shares Basic Maintenance Amount"). Each of Moody's and S&P have established guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency).

         The Rating Agency Guidelines do not impose any limitations on the percentage of Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the discounted value of the portfolio under the Rating Agency Guidelines.

         A credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated "Aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. "Aaa" ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.


                                 NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's common shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market-maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or, in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Board of Trustees.

         Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

         The NAV of the Fund's common shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the net assets by the number of its common shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's common shares may be significantly affected on days when a shareholder has no access to the New York Stock Exchange.

                              BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

         In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and their value and expected contribution to the performance of the Fund.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Board of Trustees that such commission is reasonable in light of the services provided and to such policies as the Board of Trustees may adopt from time to time.

         Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

         The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

         While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

         The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker.

         Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

         For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

                         U.S. FEDERAL INCOME TAX MATTERS


         The following is a summary discussion of material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of APS. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.


         The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

         If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will generally be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax (even if it distributed all of its income to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

         Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

         Based in part on the lack of any present intention on the part of the Fund to redeem or purchase APS at any time in the future, the Fund intends to take the position that under present law APS will constitute stock of the Fund and distributions with respect to APS (other than distributions in redemption of APS that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock, similar in many material respects to the APS, represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Fund to holders of APS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in the income of the recipient, and would be taxed as ordinary income.

         For U.S. federal income tax purposes, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain (if any) that are designated as capital gains dividends, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Although the Fund intends to invest at least 80% of its assets in equity securities that the Adviser believes at the time of acquisition to be eligible to pay tax-advantaged dividends, and to satisfy the holding period and other requirements, a portion of the Fund's income distributions may be taxable as ordinary income. There can be no assurance as to the portion of the Fund's dividends that will constitute tax-advantaged dividends.


         Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in
Section 1(h)(11)(B) of the Code from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. Capital gain distributions distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. High tax rates will apply in 2009 unless further legislative action is taken by Congress.


         Dividends distributed to shareholders attributable to income from the Fund's investments in debt securities, taxable preferred securities, and any other securities that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more of the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at the maximum 15% U.S. federal income tax rate applicable to long-term capital gains if certain holding period and other requirements are met. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

         A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual holder of APS will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 91 days during the 181 day-period beginning on the date which is 90 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides a 180-day period for measuring the holding of such stock, a proposed technical correction to the law would extend such period to 181 days. The Treasury Department and the IRS have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns.


         Dividends received by the Fund from U.S. corporations (not including corporations qualifying as REITs) in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period requirement with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.


         A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

         If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) to claim refunds to the extent the credit exceeds such liabilities.

         Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

         If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund will monitor and may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

         The Fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


         If the Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.


         If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable as ordinary income to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale or exchange for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. The Fund may, at its option, redeem APS in whole or in part subject to certain limitations and to the extent permitted under applicable law, and is required to redeem all or a portion of APS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act asset coverage requirements. Gain or loss, if any, resulting from a redemption of APS generally will be taxed as gain or loss from the sale of APS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the Fund, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Fund. For the purposes of (a), (b), and (c) above, a shareholder's ownership of common shares and APS will be taken into account and the common shares and APS held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) are met, the redemption proceeds may be considered to be a dividend distribution taxable as ordinary income as discussed above. In addition, any declared but unpaid dividends distributed to shareholders in connection with a redemption will be taxable to shareholders as dividends as described above.

         Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event other investments are made in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In that event, the basis of the replacement shares of the Fund will be increased to reflect the disallowed loss.

         Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the IRS were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

         Options written or purchased and futures contracts entered into by the Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or borrow to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

         The federal income tax treatment of the Fund's investment in preferred securities or other securities and its transactions involving, among other things, swaps, caps, floors and collars is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, and the Fund may be required to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

         The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (including ordinary income and capital gains). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and APS are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate shares of such income. Thus, the Fund will designate dividends that constitute qualified dividend income, dividends qualifying for the Dividends Received Deduction, income not constituting qualified dividend income, income not qualifying for the Dividends Received Deduction and capital gain dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Federal law requires that the Fund withhold (as "backup withholding") on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund's shares paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income.


         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund.


                                   PERFORMANCE

         From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                              CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, foreign custody manager and fund accounting services.

                              INDEPENDENT AUDITORS

         The independent auditors of the Fund, Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116 audit and render an opinion on the Fund's annual financial statements, and reviews the Fund's annual federal income tax return.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                              FINANCIAL STATEMENTS

Following are the audited financial statements for the initial capitalization of the John Hancock Tax-Advantaged Dividend Income Fund dated February 4, 2004, and the report of Deloitte and Touche LLP.

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
February 4, 2004

Assets:
         Cash                                                                   $ 143,002
                                                                                ---------
                  TOTAL ASSETS                                                  $ 143,002
                                                                                =========

Liabilities:
         Payable for organization expenses                                      $  43,000
                                                                                ---------
                  TOTAL LIABILITIES                                             $  43,000
                                                                                =========

Net Assets:
         Capital paid-in                                                        $ 143,002
         Accumulated net investment loss                                          (43,000)
                                                                                ---------
                             NET ASSETS                                         $ 100,002
                                                                                =========

Net assets value per share:
       (Based on net assets and 7,487 shares of
         beneficial interest outstanding -  unlimited
         number of shares authorized with no par value)                         $   13.36
                                                                                =========


STATEMENT OF OPERATIONS

For the period from August 7, 2003 (date of inception) to February 4, 2004

Organization expenses                                                           $  43,000
                                                                                ---------
NET INVESTMENT LOSS                                                             ($ 43,000)
                                                                                =========

STATEMENT OF CHANGES IN NET ASSETS

For the period from August 7, 2003 (date of inception) to February 4, 2004

INCREASE (DECREASE) IN NET ASSETS
From operations:
Net investment loss                                                             ($ 43,000)
                                                                                ---------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  (43,000)
                                                                                =========

From Fund share transactions:

Net proceeds from the issuance of common shares                                   143,002
                                                                                =========

NET ASSETS

Beginning of period                                                                    --
END OF PERIOD                                                                   $ 100,002
                                                                                =========

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") was organized on August 7, 2003 as a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation. The Fund will invest at least 80% of its managed assets (net assets plus borrowing for investment purposes) in dividend paying common and preferred securities that John Hancock Advisers, LLC (the "Adviser"), an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company believes at the time of acquisition are eligible to pay tax-advantaged dividends.

At February 4, 2004 the Fund is inactive except for matters relating to its organization, registration and the sale of 7,487 shares for $143,002 ($19.10 per share) to the Adviser.

Note 2. Agreements

The Fund will enter into an investment management contract with the Adviser. The Fund will also have an administrative agreement with the Adviser under which the Adviser will oversee the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and will maintain the Fund's communications with shareholders. Upon commencement of the Fund's operations, the Adviser will receive a daily management fee from the Fund at an annual rate of 0.75% of the Fund's average daily managed assets. The Adviser has agreed to limit the Fund's management fee to the following: 0.55% of the Fund's average daily managed assets until the fifth anniversary of the commencement of the Fund's operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year, and 0.70% of the average daily managed assets in the eighth year. After the eighth year the Adviser will no longer waive a portion of the management fee.

Note 3. Organization Expenses and Offering Costs

Organization expenses, which amount to $43,000, have been expensed by the Fund. Offering costs, estimated to be approximately $867,000, will be charged to the Fund's capital paid-in at the time shares of beneficial interest are sold.

Note 4. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholder of
John Hancock Tax-Advantaged Dividend Income Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Tax-Advantaged Dividend Income Fund (the "Fund") as of February 4, 2004 and the related statements of operations and changes in net assets for the period from August 7, 2003 (date of inception) to February 4, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Fund at February 4, 2004 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 11, 2004

APPENDIX A - MORE ABOUT RISK

         A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the Prospectus.

         A fund is permitted to utilize -- within limits established by the Trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

         As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

         CORRELATION RISK. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

         CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

         INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable (e.g., non-investment-grade securities, foreign equities).

         INTEREST RATE RISK. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values (e.g., non-investment-grade securities, financial futures and options; securities and index options).

         LEVERAGE RISK. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

         HEDGING RISK. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains (e.g., short sales, financial futures and options securities and index options; currency contracts).

         SPECULATIVE RISK. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost (e.g., short sales, financial futures and options securities and index options; currency contracts).

         LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

         MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

         MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

         NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

         OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

         POLITICAL RISK. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

         VALUATION RISK. The risk that a fund has valued certain of its securities at a higher price than it can sell them for (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B - DESCRIPTION OF RATINGS

         The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC. - PREFERRED SECURITIES RATINGS

AAA: Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA: Preferred stocks which are rated "baa" are judged lower-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

MOODY'S INVESTORS SERVICE, INC. - BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP - PREFERRED SECURITIES RATINGS

AAA: This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB: An issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, there are outweighed by large uncertainties or major risk exposures to adverse conditions.

STANDARD & POOR'S RATINGS GROUP - BOND RATINGS

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC: The rating `CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

APPENDIX C - PROXY VOTING GUIDELINES AND PROCEDURES

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              PROXY VOTING SUMMARY

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

BOARD OF DIRECTORS

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

SELECTION OF AUDITORS

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

CAPITALIZATION

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

EQUITY-BASED COMPENSATION

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if the:

         -        plan dilution is more than 10% of outstanding common stock,

         - plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date,

         - company allows or has allowed the re-pricing or replacement of underwater options in the past fiscal year (or the exchange of underwater options).

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

         - the plan allows stock to be purchased at less than 85% of fair market value;

         -        this plan dilutes outstanding common equity greater than 10%

         - all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity.

OTHER BUSINESS

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

         -        change the company name;

         -        approve other business;

         -        adjourn meetings;

         -        make technical amendments to the by-laws or charters;

         -        approve financial statements;

         -        approve an employment agreement or contract.

SHAREHOLDER PROPOSALS

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

         -        calling for shareholder ratification of auditors;

         -        calling for auditors to attend annual meetings;

         -        seeking to increase board independence;

         -        requiring minimum stock ownership by directors;

         - seeking to create a nominating committee or to increase the independence of the nominating committee;

         -        seeking to increase the independence of the audit committee.

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                             PROXY VOTING PROCEDURES

THE ROLE OF THE PROXY VOTING SERVICE

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

THE ROLE OF MUTUAL FUND TRUSTEES

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

CONFLICTS OF INTEREST

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D - AUCTION PROCEDURES

      The following procedures will be set forth in provisions of the By-Laws relating to the Preferred Shares and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Capitalized terms used herein are defined in the By-Laws or the Prospectus, except that the term "Trust" means the Fund. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

SECTION 8.9. AUCTION PROCEDURES

(a)   ORDERS.

      (i) Prior to the Submission Deadline on each Auction Date for shares of a series of APS:

            (A) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                  (1) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                  (2) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                  (3) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

            (B) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

            (C) For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (A)(1), (A)(2), (A)(3) or
(B) of this Section 8.9(a)(i) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (A)(1) of this Section 8.9(a)(i) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (A)(2) or (B) of this Section 8.9(a)(i) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (A)(3) of this Section 8.9(a)(i) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

            (D) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                  (2) such number or a lesser number of Outstanding shares of such series to be determined as set forth in Section 8.9(d)(i)(A)(4) if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                  (3) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in Section 8.9(d)(i)(A)(4) if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

            (E) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (1) the number of Outstanding shares of such series specified in such Sell Order; or

                  (2) such number or a lesser number of Outstanding shares of such series as set forth in Section 8.9(d)(i)(B)(3) if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of APS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (iii) of Section 8.9(b) if (X) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 8.9(f) or (Y) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

            (F) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                  (1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                  (2) such number or a lesser number of Outstanding shares of such series as set forth in Section 8.9(d)(i)(A)(5) if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

      (ii) No Order for any number of APS other than whole shares shall be valid.

(b)   SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

      (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

            (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

            (B) the aggregate number of shares of such series that are the subject of such Order;

            (C) to the extent that such Bidder is an Existing Holder of shares of such series:

                  (1) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                  (2) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                  (3) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

            (D) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

      (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

      (iii) If an Order or Orders covering all of the outstanding APS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 91 days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (iv) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding APS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

            (A) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

            (B)

                  (1) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (A) above;

                  (2) subject to subclause (1), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                  (3) subject to subclauses (1) and (2), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess;

                  (4) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (B) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

            (C) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (A) above and valid Bids referred to in clause (B) above.

      (v) If more than one Bid for one or more shares of a series of APS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

      (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

(c) DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

      (i) Not earlier than the Submission Deadline on each Auction Date for shares of a series of APS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

            (A) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

            (B) from the Submitted Orders for shares of such series whether:

                  (1) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate for shares of such series exceeds or is equal to the sum of:

                  (2) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Applicable Rate for shares of such series; and

                  (3) the number of Outstanding shares of such series subject to Submitted Sell Orders

      (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (2) and (3) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (1) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

            (C) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                  (1) (X) each such Submitted Bid of Existing Holders specifying such lowest rate and (Y) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                  (2) (X) each such Submitted Bid of Potential Holders specifying such lowest rate and (Y) all other such Submitted Bids of Potential Holders specifying lower rates were accepted would result in such Existing Holders described in Section 8.9(c(i)(B)(2) (1) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in Section 8.9(c(i)(B)(2), would equal not less than the Available APS of such series.

      (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph (i) of this Section 8.9(c), the Auction Agent shall advise the Fund of the Maximum Applicable Rate for shares of the series of APS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

            (A) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

            (B) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Applicable Rate for shares of such series; or

            (C) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the applicable "AA" Financial Composite Commercial Paper Rate on such Auction Date.

(d) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

      (i) Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Section 8.9(c)(i)(A), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

            (A) If Sufficient Clearing Bids for shares of a series of APS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (iv) and (v) of Section 8.9(d), Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (1) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                  (2) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                  (3) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (4) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in Sections 8.9(d)(i)(A) and
(C), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold APS subject to such Submitted Bid, but only in an amount equal to the number of APS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (5) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in clauses (2) through (4) of this Section 8.9(i)(A) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

            (B) If Sufficient Clearing Bids for shares of a series of APS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of Section 8.9(d)(4), Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (1) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                  (2) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be accepted; and

                  (3) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Applicable Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (2) of this paragraph (B) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

            (C) If all of the Outstanding shares of a series of APS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

            (D) If, as a result of the procedures described in clause (4) or (5) of paragraph (A) or clause (3) of paragraph (B) of this Section 8.9(d)(i), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole APS.

            (E) If, as a result of the procedures described in clause (5) of
Section 8.9(d)(i)(A), any Potential Holder would be entitled or required to purchase less than a whole share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate APS of such series for purchase among Potential Holders so that only whole shares of APS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing APS of such series on such Auction Date.

            (F) Based on the results of each Auction for shares of a series of APS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and

Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, APS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of APS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of APS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

            (G) None of the Fund, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver APS of any series or to pay for APS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

(e) AUCTION AGENT.

      For so long as any APS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which however may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any APS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of APS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of APS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

(f)   TRANSFER OF APS.

      Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Section 8.9 or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 8.9 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

(g)   GLOBAL CERTIFICATE.

      Prior to the commencement of a any period in which the holders of Preferred Shares are entitled to elect a majority of the Board of Trustees, (i) all of the shares of a series of APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of APS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

(h)   FORCE MAJEURE.

      (i) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

      (ii) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

            (A) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

            (B) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

            (C) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

(i)   MISCELLANEOUS.

      The Board of Trustees may interpret the provisions of this Section 8.9 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not materially adversely affect the rights of Existing Holders of the Preferred Shares, and if such inconsistency, ambiguity or formal defect reflects an inaccurate provision hereof, the Board of Trustees may, in appropriate circumstances, amend this Section 8.9. An Existing Holder (A) may sell, transfer or otherwise dispose of Preferred Shares only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 8.9 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer, and (B) shall have the ownership of the Preferred Shares held by it maintained in book-entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Neither the Fund nor any affiliated person of the Fund (as defined under the Investment Company Act) shall submit any Order in any Auction. All of the Outstanding Preferred Shares shall be represented by one certificate registered in the name of the nominee of the Securities Depository. Each such certificate shall bear a legend substantially to the effect that transfer of the Shares represented by such certificate is subject to the restrictions specified in Section 8.9(f). Neither the Fund nor any of its agents, including, without limitation, the Auction Agent, shall have any liability with respect to the failure of a Potential Holder, Existing Holder or Agent Member to deliver, or to pay for, Preferred Shares sold or purchased in an Auction or otherwise.

APPENDIX E - SETTLEMENT PROCEDURES

      The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix constitutes a representation by the Fund that in each Auction each party referred to herein will actually perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix C hereto, as the case may be.

      (a) On each Auction Date, the Auction Agent shall notify by telephone, or through the Auction Agent's auction processing system, the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Existing Holder or Potential Holder of:

            (i) the Applicable Rate fixed for the next succeeding Dividend
Period;

            (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

            (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of an Existing Holder, the number of shares, if any, of APS to be sold by such Existing Holder;

            (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Holder, the number of shares, if any, of APS to be purchased by such Potential Holder;

            (v) if the aggregate number of APS to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of APS to be purchased by all potential Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of APS and the number of such shares to be purchased from one or more Existing Holders on whose behalf such Broker-Dealer acted by one or more Potential Holders on whose behalf each of such Buyer's Broker-Dealers acted;

            (vi) if the aggregate number of APS to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of APS to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of APS and the number of such shares to be sold to one or more Potential Holders on whose behalf such Broker-Dealer acted by one or more Existing Holders on whose behalf each of such Seller's Broker-Dealers acted; and

            (vii) the Auction Date of the next succeeding Auction with respect to the APS.

      (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall:

            (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Holder's Agent Member to pay to such Broker - Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of APS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Holder of the Applicable Rate for the next succeeding Dividend Period;

            (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, to instruct such Existing Holder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the

Securities Depository the number of APS to be sold pursuant to such Order against payment therefor and advise any such Existing Holder that will continue to hold APS of the Applicable Rate for the next succeeding Dividend Period;

            (iii) advise each Existing Holder on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

            (iv) advise each Existing Holder on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

            (v) advise each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

      (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Holder or an Existing Holder shall, in such manner and at such time or times as in its sole discretion it may determine, allocated any funds received by it pursuant to (b)(i) above and any APS received by it pursuant to (b)(ii) above among the Potential Holders, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Holders, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or
(a)(vi) above.

      (d) On each Auction Date:

            (i) each Potential Holder and Existing Holder shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

            (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Existing Holder delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

            (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a) (vi) above the amount necessary to purchase the shares to be purchased pursuant to (b) (i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

      (e) On the day after the Auction Date:

            (i) each Bidder's Agent Member referred to in (d) (i) above shall instruct the Securities Depository to execute the transactions described under
(b) (i) or (ii) above, and the Securities Depository shall execute such transactions;

            (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d) (ii) above, and the Securities Depository shall execute such transactions; and

            (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d) (iii) above, and the Securities Depository shall execute such transactions.

      (f) If an Existing Holder selling APS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Holder on behalf of which it submitted a Bid that was accepted a number of whole APS that is less than the number of shares that otherwise was to be purchased by such Potential Holder. In such event, the number of APS to be so delivered shall be determined solely by such Broker-Dealer.

Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

APPENDIX F

                        THE AMENDED AND RESTATED BY-LAWS

                                       OF

              JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

                          DECEMBER 16, 2003, AS AMENDED

                                 APRIL ___, 2004

                                Table of Contents

                                                                          Page
                                                                          ----
ARTICLE I     DEFINITIONS...............................................    3

ARTICLE II    OFFICES...................................................    3
     Section 2.1. Principal Office......................................    3
     Section 2.2. Other Offices.........................................    3

ARTICLE III   SHAREHOLDERS..............................................    3
     Section 3.1. Meetings..............................................    3
     Section 3.2. Annual Meetings.......................................    3
     Section 3.3. Special Meetings......................................    3
     Section 3.4. Notice of Meetings....................................    5
     Section 3.5. Proxies...............................................    5
     Section 3.6. Nominations and Proposals by Shareholders.............    5
     Section 3.7. Abstentions and Broker Non-Votes......................    7
     Section 3.8. Inspection of Records.................................    7
     Section 3.9. Action without Meeting................................    7

ARTICLE IV    TRUSTEES..................................................    7
     Section 4.1. Meetings of the Trustees..............................    7
     Section 4.2. Quorum and Manner of Acting...........................    7

ARTICLE V     COMMITTEES................................................    8
     Section 5.1. Executive and Other Committees........................    8
     Section 5.2. Meetings, Quorum and Manner of Acting.................    8

ARTICLE VI    OFFICERS..................................................    8
     Section 6.1. General Provisions....................................    8
     Section 6.2. Election, Term of Office and Qualifications...........    8
     Section 6.3. Removal...............................................    8
     Section 6.4. Powers and Duties of the Chairman.....................    8
     Section 6.5. Powers and Duties of the Vice Chairman................    8
     Section 6.6. Powers and Duties of the President....................    9
     Section 6.7. Powers and Duties of Vice Presidents..................    9
     Section 6.8. Powers and Duties of the Treasurer....................    9
     Section 6.9. Powers and Duties of the Secretary....................    9
     Section 6.10. Powers and Duties of Assistant Treasurer                 9

     Section 6.11.  Powers and Duties of Assistant Secretaries              9

     Section 6.12. Compensation of Officers and Trustees and Members of
                   the Advisory Board                                       9

ARTICLE VII   SHARES OF BENEFICIAL INTEREST.............................   10
     Section 7.1. Share Certificates....................................   10
     Section 7.2. Transfers of Pledged Shares...........................   10
     Section 7.3. Regulations...........................................   10
     Section 7.4. Lost, Destroyed or Mutilated Certificates.............   10

ARTICLE VIII  TERMS OF AUCTION PREFERRED SHARES.........................   11
     Section 8.1. Designation...........................................   11
     Section 8.2. Definitions...........................................   12
     Section 8.3. Investment Company Act Preferred Share Asset Coverage
                  and Preferred Shares Basic Maintenance Amount Coverage   37
     Section 8.4. Dividends.............................................   38
     Section 8.5. Liquidation Rights....................................   44
     Section 8.6. Redemption............................................   45
     Section 8.7. Voting Rights.........................................   47
     Section 8.8. Other Restrictions....................................   51
     Section 8.9. Auction Procedures....................................   56

ARTICLE IX    TERMS OF COMMON SHARES....................................   64
     Section 9.1. Designation...........................................   64
     Section 9.2. Common Shares.........................................   65

ARTICLE X     FISCAL YEAR...............................................   65

ARTICLE XI    SEAL......................................................   65

ARTICLE XII   SUFFICIENCY AND WAIVERS OF NOTICE.........................   65

ARTICLE XIII  AMENDMENTS................................................   65

                                   ARTICLE I

                                   DEFINITIONS

      All capitalized terms have the respective meanings given them in the Agreement and Declaration of Trust of John Hancock Tax-Advantaged Dividend Income Fund (the "Trust"), dated August 7, 2003 (and amended as to the Trust's name on December 16, 2003), as amended or restated from time to time.

                                   ARTICLE II

                                     OFFICES

Section 2.1. Principal Office. Until changed by the Trustees, the principal office of the Trust shall be in Boston, Massachusetts.

Section 2.2. Other Offices. The Trust may have offices in such other places without as well as within The Commonwealth of Massachusetts as the Trustees may from time to time determine.

                                  ARTICLE III

                                  SHAREHOLDERS

Section 3.1. Meetings. (a) Meetings of the Shareholders of the Trust or a Series or Class thereof shall be held as provided in the Declaration of Trust or required by the 1940 Act at such place within or without The Commonwealth of Massachusetts as the Trustees shall designate.

Section 3.2. Annual Meetings. Annual meetings of the Shareholders of the Trust or a Series or Class thereof shall be held on such date and at such place within or without the Commonwealth of Massachusetts as the Trustees shall designate.

Section 3.3. Special Meetings.

      (a) Special meetings of the Shareholders may be called at any time by the Chairman, the President or the Trustees. Subject to subsection (c) of this
Section 3.3, a special meeting of Shareholders shall also be called by the Secretary of the Trust upon the written request of the Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

      (b) Any Shareholder of record seeking to have Shareholders request a special meeting shall, by sending written notice to the Secretary (the "Record Date Request Notice") by registered mail, return receipt requested, request the Trustees to fix a record date to determine the Shareholders entitled to request a special meeting (the "Requested Record Date"). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more Shareholders of record as of the date of signature (or their duly authorized agents), shall bear the date of signature of each such Shareholder (or other agent) and shall set forth all information relating to each such Shareholder that must be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-8 thereunder. Upon receiving the Record Date Request Notice, the Trustees may fix a Requested Record Date. The Requested Record Date shall not precede and shall not be more than ten (10) days after the close of business on the date on which the resolution fixing the Requested Record Date is adopted by the Trustees. If the Trustees, within thirty (30) days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Requested Record Date and make a public announcement of such Requested Record Date, the Requested Record Date shall be the close of business on the 30th after the first date on which the Record Date Request Notice is received by the Secretary.

      (c) In order for any Shareholder to request a special meeting, one or more written requests for a special meeting signed by Shareholders of record (or their duly authorized agents) as of the Requested Record Date entitled to cast not less than a majority (the "Special Meeting Percentage") of all of the votes entitled to be cast at such meeting (the "Special Meeting Request") shall be delivered to the Secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the Secretary), shall bear the date of signature of each such Shareholder (or other agent) signing the Special Meeting Request, shall set forth the name and address, as they appear in the Trust's books, of each Shareholder signing such request (or on whose behalf the Special Meeting Request is signed) and the class and number of shares of the Trust which are owned of record and beneficially by each such Shareholder, shall be sent to the Secretary by registered mail, return receipt requested, and shall be received by the Secretary within sixty (60) days after the Request Record Date. Any requesting Shareholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

      (d) The Secretary shall inform the requesting Shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Trust's proxy materials). The Secretary shall not be required to call a special meeting upon Shareholder request and such meeting shall not be held unless, in addition to the documents required by paragraphs (b) and (c) of this Section 3.3, the Secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

      (e) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the President, Chairman or Trustees, whoever has called the meeting. In the case of any special meeting called by the Secretary upon the request of Shareholders (a "Shareholder Requested Meeting"), such meeting shall be held at such place, date and time as may be designated by the Trustees; provided, however, that the date of any Shareholder Requested Meeting shall be not more than ninety (90) days after the record date for such meeting (the "Meeting Record Date"); and provided further that if the Trustees fail to designate, within thirty (30) days after the date that a valid Special Meeting Request is actually received by the Secretary (the "Delivery Date"), a date and time for a Shareholder Requested Meeting, then such meeting shall be held at 2:00 p.m. Eastern Time on the 90th day after the date the request for such meeting is actually received by the Trust or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Trustees fail to designate a place for a Shareholder Requested Meeting within thirty (30) days after the Delivery Date, then such meeting shall be held at the principal executive offices of the Trust. In fixing a date for any special meeting, the President, Chairman or Trustees may consider such factors as he, she, or they deem(s) relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for a meeting and any plan of the Trustees to call an annual meeting or a special meeting. In the case of any Shareholder Requested Meeting, if the Trustees fail to fix a Meeting Record Date that is a date within thirty (30) days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date.

      (f) If at any time as a result of written revocations of requests for the special meeting, Shareholders of record (or their duly authorized agents) as of the Requested Record Date entitled to cast less than the Special Meeting Percentage shall have delivered and not revoked requests for a special meeting, the Secretary may refrain from mailing the notice of the meeting or, if the notice of the meeting has been mailed, the Secretary may revoke the notice of the meeting at any time before ten (10) days prior to the meeting if the Secretary has first sent to all other requesting Shareholders written notice of such revocation and of intention to revoke the notice of the meeting. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

      (g) The Chairman, the President or the Trustees may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Trust for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the Secretary until the earlier of (i) five (5) Business Days after receipt by the Secretary of such purported request and (ii) such date as the independent inspectors certify to the Trust that the valid requests received by the Secretary represent at least a majority of the issued and outstanding shares of stock that would be entitled to vote at such meeting. Nothing contained in this paragraph (g) shall in any way be construed to suggest or imply that the Trust or any Shareholder shall not be entitled to contest the validity of any request, whether during or after such five (5) Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

Section 3.4. Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail or telegraphic means to each Shareholder at his address as recorded on the register of the Trust mailed at least seven (7) days before the meeting, provided, however, that notice of a meeting need not be given to a Shareholder to whom such notice need not be given under the proxy rules of the Commission under the 1940 Act and the Exchange Act. Any adjourned meeting may be held as adjourned without further notice. No notice need be given to any Shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

Section 3.5. Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting or telegraphic transmission) by the Shareholder or the Shareholder's attorney-in-fact. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole share shall be entitled to one vote as to any matter on which it is entitled by the Declaration of Trust to vote and fractional shares shall be entitled to a proportionate fractional vote. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy, including a photographic or similar reproduction thereof and a telegram, cablegram, wireless or similar transmission thereof, purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. The placing of a Shareholder's name on a proxy pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such Shareholder shall constitute execution of such proxy by or on behalf of such Shareholder.

Section 3.6. Nominations and Proposals by Shareholders.

      (a) Annual Meetings of Shareholders. Nominations of persons for election as a Trustee and the proposal of business to be considered by the Shareholders may be made at an annual meeting of Shareholders (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Trustees or (iii) by any Shareholder of the Trust who was a Shareholder of record both at the time of giving of notice provided for in this Section 3.6(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 3.6(a). For nominations for election to the Trustees or other business to be properly brought before an annual meeting by a Shareholder pursuant to this Section 3.6(a), the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust and such other business must otherwise be a proper matter for action by Shareholders. To be timely, a Shareholder's notice must be delivered to the Secretary at the principal executive office of the Trust by not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the preceding year's annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Trust. In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a Shareholder's notice as described above. A Shareholder's notice to be proper must set forth (i) as to each person whom the Shareholder proposes to nominate for election or reelection as a trustee (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Trust that are beneficially owned or owned of record by such person and (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); (ii) as to any other business that the Shareholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder (including any anticipated benefit to the Shareholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the Shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such Shareholder, as they appear on the Trust's stock ledger and current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of stock of the Trust which are owned beneficially and of record by such Shareholder and such beneficial owner. Notwithstanding anything in the second sentence of paragraph (a) of this Section 3.6 to the contrary, in the event that the number of trustees to be elected to the Board of Trustees is increased and there is no public announcement by the Trust of such action or specifying the size of the increased Trustees at least one hundred (100) days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, a Shareholder's notice required by this Section 3.6(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Trust not later than the close of business on the 10th day immediately following the day on which such public announcement is first made by the Trust.

      (b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Nominations of persons for election to the Trustees may be made at a special meeting of Shareholders at which trustees are to be elected (i) pursuant to the Trust's notice of meeting,
(ii) by or at the direction of the Trustees or (iii) provided that the Trustees have determined that trustees shall be elected at such special meeting, by any Shareholder of the Trust who is a Shareholder of record both at the time of giving of notice provided for in this Section 3.6(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 3.6(b). In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more Trustees, any such Shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust's notice of meeting, if the Shareholder's notice containing the information required by this Section 3.6(b) shall have been delivered to the Secretary at the principal executive offices of the Trust not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Trustees to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a Shareholder's notice as described above.

      (c) General. Only such persons who are nominated in accordance with the procedures set forth in this Section 3.6 shall be eligible to serve as trustee, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 3.6. The chairman of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 3.6 and, if any proposed nomination or other business is not in compliance with this Section 3.6, to declare that such nomination or proposal shall be disregarded. For purposes of this Section 3.6,
(a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of trustees and (b) "public announcement" shall mean disclosure (i) in a press release either transmitted to the principal securities exchange on which Shares of the Trust's common stock are traded or reported by a recognized news service or (ii) in a document publicly filed by the Trust with the Commission.

      (d) Compliance with State and Federal Law. Notwithstanding the foregoing provisions of this Section 3.6, a Shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section
3.6. Nothing in this Section 3.6 shall be deemed to affect any right of a Shareholder to request inclusion of a proposal in, nor the right of the Trust to omit a proposal from, the Trust's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Section 3.7. Abstentions and Broker Non-Votes. Outstanding Shares represented in person or by proxy (including Shares which abstain or do not vote with respect to one or more of any proposals presented for Shareholder approval) will be counted for purposes of determining whether a quorum is present at a meeting. Abstentions will be treated as Shares that are present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. If a broker or nominee holding Shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those Shares will not be considered as present and entitled to vote with respect to such proposal.

Section 3.8. Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

Section 3.9. Action without Meeting. For as long as there are under one hundred fifty (150) shareholders, any action which may be taken by Shareholders may be taken without a meeting if a majority of Outstanding Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the Declaration of Trust, or the By-Laws) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                                   ARTICLE IV

                                    TRUSTEES

Section 4.1. Meetings of the Trustees. The Trustees may in their discretion provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the President, the Chairman or by any one of the Trustees, at the time being in office. Notice of the time and place of each meeting other than regular or stated meetings shall be given by the Secretary or an Assistant Secretary or by the officer or Trustee calling the meeting and shall be mailed to each Trustee at least two days before the meeting, or shall be given by telephone, cable, wireless, facsimile or electronic means to each Trustee at his business address, or personally delivered to him at least one day before the meeting. Such notice may, however, be waived by any Trustee. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice need not specify the purpose of any meeting. The Trustees may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall be deemed to have been held at a place designated by the Trustees at the meeting. Participation in a telephone conference meeting shall constitute presence in person at such meeting. Any action required or permitted to be taken at any meeting of the Trustees may be taken by the Trustees without a meeting if a majority of the Trustees consent to the action in writing and the written consents are filed with the records of the Trustees' meetings. Such consents shall be treated as a vote for all purposes.

Section 4.2. Quorum and Manner of Acting. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and (except as otherwise required by law, the Declaration of Trust or these By-Laws) the act of a majority of the Trustees present at any such meeting, at which a quorum is present, shall be the act of the Trustees. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given.

                                   ARTICLE V

                                   COMMITTEES

Section 5.1. Executive and Other Committees. The Trustees by vote of a majority of all the Trustees may elect from their own number an Executive Committee to consist of not less than two (2) members to hold office at the pleasure of the Trustees, which shall have the power to conduct the current and ordinary business of the Trust while the Trustees are not in session, including the purchase and sale of securities and the designation of securities to be delivered upon redemption of Shares of the Trust or a Series thereof, and such other powers of the Trustees as the Trustees may, from time to time, delegate to them except those powers which by law, the Declaration of Trust or these By-Laws they are prohibited from delegating. The Trustees may also elect from their own number other Committees from time to time; the number composing such Committees, the powers conferred upon the same (subject to the same limitations as with respect to the Executive Committee) and the term of membership on such Committees to be determined by the Trustees. The Trustees may designate a chairman of any such Committee. In the absence of such designation the Committee may elect its own Chairman.

Section 5.2. Meetings, Quorum and Manner of Acting. The Trustees may (1) provide for stated meetings of any Committee, (2) specify the manner of calling and notice required for special meetings of any Committee, (3) specify the number of members of a Committee required to constitute a quorum and the number of members of a Committee required to exercise specified powers delegated to such Committee, (4) authorize the making of decisions to exercise specified powers by written assent of the requisite number of members of a Committee without a meeting, and (5) authorize the members of a Committee to meet by means of a telephone conference circuit.

      The Executive Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in a book designated for that purpose and kept in the office of the Trust.

                                   ARTICLE VI

                                    OFFICERS

Section 6.1. General Provisions. The officers of the Trust shall be a Chairman, a President, a Treasurer and a Secretary, who shall be elected by the Trustees. The Trustees may elect or appoint such other officers or agents as the business of the Trust may require, including one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agents.

Section 6.2. Election, Term of Office and Qualifications. The officers of the Trust (except those appointed pursuant to Section 6.10) shall be elected by the Trustees. Except as provided in Sections 6.3 and 6.4 of this Article VI, each officer elected by the Trustees shall hold office at the pleasure of the Trustees. Any two or more offices may be held by the same person. The Chairman of the Board shall be selected from among the Trustees and may hold such office only so long as he/she continues to be a Trustee. Any Trustee or officer may be but need not be a Shareholder of the Trust.

Section 6.3. Removal. The Trustees, at any regular or special meeting of the Trustees, may remove any officer with or without cause, by a vote of a majority of the Trustees then in office. Any officer or agent appointed by an officer or committee may be removed with or without cause by such appointing officer or committee.

Section 6.4. Powers and Duties of the Chairman. The Chairman shall preside at the meetings of the Shareholders and of the Trustees. He may call meetings of the Trustees and of any committee thereof whenever he deems it necessary. He shall be the Chief Executive Officer of the Trust and shall have, with the President, general supervision over the business and policies of the Trust.

Section 6.5. Powers and Duties of the Vice Chairman. The Trustees may, but need not, appoint one or more Vice Chairman of the Trust. A Vice Chairman shall be an executive officer of the Trust and shall have the powers and duties of a Vice President of the Trust as provided in Section 6.7 of this
Article VI. The Vice Chairman shall perform such duties as may be assigned to him or her from time to time by the Trustees or the Chairman.

Section 6.6. Powers and Duties of the President. The President shall preside at all meetings of the Shareholders in the absence of the Chairman. Subject to the control of the Trustees and to the control of any Committees of the Trustees, within their respective spheres as provided by the Trustees, he shall at all times exercise general supervision over the business and policies of the Trust. He shall have the power to employ attorneys and counsel for the Trust and to employ such subordinate officers, agents, clerks and employees as he may find necessary to transact the business of the Trust. He shall also have the power to grant, issue, execute or sign such powers of attorney, proxies or other documents as may be deemed advisable or necessary in furtherance of the interests of the Trust. The President shall have such other powers and duties, as from time to time may be conferred upon or assigned to him by the Trustees.

Section 6.7. Powers and Duties of Vice Presidents. In the absence or disability of the President, the Vice President or, if there be more than one Vice President, any Vice President designated by the Trustees, shall perform all the duties and may exercise any of the powers of the President, subject to the control of the Trustees. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees and the President.

Section 6.8. Powers and Duties of the Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust. He shall deliver all funds of the Trust or any Series or Class thereof which may come into his hands to such Custodian as the Trustees may employ. He shall render a statement of condition of the finances of the Trust or any Series or Class thereof to the Trustees as often as they shall require the same and he shall in general perform all the duties incident to the office of a Treasurer and such other duties as from time to time may be assigned to him by the Trustees. The Treasurer shall give a bond for the faithful discharge of his duties, if required so to do by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

Section 6.9. Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Trustees and of the Shareholders in proper books provided for that purpose; he shall have custody of the seal of the Trust; he shall have charge of the Share transfer books, lists and records unless the same are in the charge of a transfer agent. He shall attend to the giving and serving of all notices by the Trust in accordance with the provisions of these By-Laws and as required by law; and subject to these By-Laws, he shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Trustees.

Section 6.10. Powers and Duties of Assistant Treasurer. In the absence or disability of the Treasurer, any officer designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Treasurer. Each officer shall perform such other duties as from time to time may be assigned to him by the Trustees. Each officer performing the duties and exercising the powers of the Treasurer, if any, and any Assistant Treasurer, shall give a bond for the faithful discharge of his duties, if required so to do by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

Section 6.11. Powers and Duties of Assistant Secretaries. In the absence or disability of the Secretary, any Assistant Secretary designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Trustees.

Section 6.12. Compensation of Officers and Trustees and Members of the Advisory Board. Subject to any applicable provisions of the Declaration of Trust, the compensation of the officers and Trustees and members of an advisory board shall be fixed from time to time by the Trustees or, in the case of officers, by any Committee or officer upon whom such power may be conferred by the Trustees. No officer shall be prevented from receiving such compensation as such officer by reason of the fact that he is also a Trustee.

                                  ARTICLE VII

                          SHARES OF BENEFICIAL INTEREST

Section 7.1. Share Certificates. The Trustees may issue Shares either in certificated or uncertificated form, and if they have issued Shares in certificated form, they may, by written notice to the holders of such Shares, require the surrender of their certificates to the Trust for cancellation, which surrender and cancellation shall not affect the ownership of such Shares. For any Shares issued without certificates, the Trust or its transfer agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such Shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of such Shares as if they had received certificates therefor and shall be held to have expressly assented and agreed to the terms hereof and of the Declaration. For any Shares for which the Trustees shall issue certificates, each holder of such Shares shall be entitled to a certificate stating the number of Shares owned by him in such form as shall be prescribed from time to time by the Trustees. The certificates representing Shares shall be signed by the President or a Vice-President and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, and sealed with the seal of the Trust. Any or all of the signatures or the seal of the Trust on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate which shall have ceased to be such officer, transfer agent or registrar before such certificate shall be issued, it may be issued by the Trust with the same effect as if such officer, transfer agent or registrar were still in office at the date of issue.

Section 7.2. Transfers of Pledged Shares. Unless otherwise provided herein, a pledgee of Shares pledged as collateral security shall be entitled to a new certificate in his name as pledgee, in the case of certificated Shares, or to be registered as the holder in pledge of such Shares in the case of uncertificated Shares; provided, that the instrument of pledge substantially describes the debt or duty that is intended to be secured thereby. Any such new certificate shall express on its face that it is held as collateral security, and the name of the pledgor shall be stated thereon, and any such registration of uncertificated Shares shall be in a form which indicates that the registered holder holds such Shares in pledge. After such issue or registration, and unless and until such pledge is released, such pledgee and his successors and assigns shall alone be entitled to the rights of a Shareholder, and entitled to vote such Shares.

Section 7.3. Regulations. The Trustees may make such additional rules and regulations, not inconsistent with these By-Laws, as they may deem expedient concerning the issue, transfer and registration of certificates for Shares of the Trust. They may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for Shares to bear the signature or signatures of any of them.

Section 7.4. Lost, Destroyed or Mutilated Certificates. The holder of any certificates representing Shares of the Trust shall immediately notify the Trust of any loss, destruction or mutilation of such certificate, and the Trust may issue a new certificate in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Trustees may, in their discretion, require such owner or his legal representative to give to the Trust a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Trustees in their absolute discretion shall determine, to indemnify the Trust against any claim that may be made against it on account of the alleged loss or destruction of any such certificate or issuance of a new certificate.

                                  ARTICLE VIII

                        TERMS OF AUCTION PREFERRED SHARES

Section 8.1.      Designation.

(a) Pursuant to authority expressly vested in the Board of Trustees by the Declaration of Trust, the Board of Trustees authorizes the establishment, designation and issuance of an unlimited number of shares of a class of the Trust's Preferred Shares, which class is designated as the Trust's Auction Preferred Shares (the "Auction Preferred Shares"). The Auction Preferred Shares shall be issuable in such series as are designated from time to time in these By-Laws and shall have the preferences, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations set forth in this Article VIII.

                  (i) Auction Preferred Shares, Series M: An unlimited number of Auction Preferred Shares, without par value, liquidation preference $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series M." Each share of Auction Preferred Shares, Series M (sometimes referred to herein as "Series M APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series M APS shall constitute a separate series of Auction Preferred Shares, and each share of Series M APS shall be identical.

                  (ii) Auction Preferred Shares, Series W: An unlimited number of Auction Preferred Shares, without par value, liquidation preference $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series W." Each share of Auction Preferred Shares, Series W (sometimes referred to herein as "Series W APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series W APS shall constitute a separate series of Auction Preferred Shares, and each share of Series W APS shall be identical.

                  (iii) Auction Preferred Shares, Series TH: An unlimited number of Auction Preferred Shares, without par value, liquidation preference $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series TH." Each share of Auction Preferred Shares, Series TH (sometimes referred to herein as "Series TH APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series TH APS shall constitute a separate series of Auction Preferred Shares, and each share of Series TH APS shall be identical.

                  (iv) Auction Preferred Shares, Series F: An unlimited number of Auction Preferred Shares, without par value, liquidation preference $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series F." Each share of Auction Preferred Shares, Series F (sometimes referred to herein as

         "Series F APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series F APS shall constitute a separate series of Auction Preferred Shares, and each share of Series F APS shall be identical.

         (b) The preferences, voting powers restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations of the shares of the Auction Preferred Shares, Series M, Auction Preferred Shares, Series W, Auction Preferred Shares, Series TH, Auction Preferred Shares, Series F, and each other series of APS now or hereafter described in these By-Laws are or shall be as set forth in these By-Laws. No fractional APS shall be issued.

Section 8.2. Definitions.

         Unless the context or use indicates another or different meaning, the following terms shall have the following meanings, whether used in the singular or plural:

         (a) "AA Financial Composite Commercial Paper Rate" on any date means
(i) (A) the Interest Equivalent of the 30-day rate (for Dividend Periods fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another Rating Agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated; (2) in lieu of any thereof, their respective affiliates or successors; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Trust, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

         (b) "Auditor's Confirmation" has the meaning specified in Section
8.3(d).

         (c) "Adviser" means the Trust's investment adviser, John Hancock Advisers, LLC.

         (d) "Affected Series" has the meaning specified in Section 8.7(b)(i).

         (e) "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Trust.

         (f) "Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

         (g) "Annual Valuation Date" means the last Business Day of each fiscal year of the Trust.

         (h) "Applicable Percentage" and "Applicable Spread" mean the percentage determined based on the lower of the credit ratings assigned to the series of APS on such date by Moody's and S&P (or if Moody's and S&P are not making such rating available, the equivalent of such rating by a substitute rating agency):

Moody's Credit Rating        S&P Credit Rating       Applicable Percentage      Applicable Spread
         Aaa                        AAA                      125%                     1.25%
     Aa3 to Aa1                  AA- to AA+                  150%                     1.50%
      A3 to A1                    A- to A+                   200%                     2.00%
    Baa3 to Baa1                BBB- to BBB+                 250%                     2.50%
    Ba1 and lower              BB+ and lower                 300%                     3.00%

         The Applicable Percentage and the Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and S&P to provide a rating for each series of APS. If both Moody's and S&P shall not make such a rating available, the Trust shall select another Rating Agency to act as a Substitute Rating Agency. However, the Trust shall not be required to have more than one Rating Agency provide a rating for any series of the APS.

         In the case of a Special Rate Period, the Applicable Percentage and the Applicable Spread are determined on the day that a Notice of a Special Rate Period is delivered if the notice specifies a Maximum Applicable Rate for a Special Rate Period. The Applicable Percentage and Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the APS by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

         (i) "Applicable Rate" means the rate per annum at which cash dividends are payable on a series of APS for any Dividend Period.

         (j) "APS" means the Series M APS, the Series W APS, the Series TH APS, and the Series F APS.

         (k) "Auction" means a periodic operation of the Auction Procedures.

         (l) "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

         (m) "Auction Date" with respect to any series of APS and any Rate Period means the Business Day next preceding the first day of such Rate Period.

         (n) "Auction Procedures" means the procedures set forth in Section 8.9.

         (o) "Available APS" has the meaning specified in Section 8.9(c)(i)(A).

         (p) "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

         (q) "Bid" and "Bids" have the respective meanings specified in Section 8.9(a)(i)(C).

         (r) "Bidder" and "Bidders" have the respective meanings specified in
Section 8.9(a)(i)(C); provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         (s) "Board of Trustees" means the Board of Trustees of the Trust.

         (t) "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Section 8.9, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

         (u) "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Section 8.9.

         (v) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which commercial banks in The City of New York are required or authorized by law to close.

         (w) "Closing Transactions" has the meaning set forth in Section 8.8(b)(iv)(A).

         (x) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Each reference herein to a section of the Code shall be deemed to include the United States Treasury Regulations in effect thereunder and applicable to the APS or the use of proceeds thereof, and also includes all applicable amendments or successor provisions unless the context requires otherwise.

         (y) "Commercial Paper Dealers" has the meaning set forth in the definition of "`AA' Financial Composite Commercial Paper Rate."

         (z) "Common Shares" means the shares of beneficial interest designated as common shares, no par value, of the Trust.

         (aa) "Cure Date" means the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date.

         (bb) "Date of Original Issue" means, with respect any series of APS, the date on which the Trust first issues such shares.

         (cc) "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

         (dd) "Discount Factor" means a "Moody's Discount Factor" or an "S&P Discount Factor."

         (ee) "Discounted Value" of any asset of the Trust means, with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor and, with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.

         (ff) "Dividend Payment Date" means, with respect to APS, any date on which dividends are payable for shares of such series pursuant to Section 8.4(a)(iv).

         (gg) "Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares.

         (hh) "Eligible Asset" means Moody's Eligible Asset (if Moody's is then rating the APS), and/or S&P Eligible Asset (if S&P is then rating the APS), and/or any asset included in the calculations used by any Rating Agency then rating the APS for purposes of determining such Rating Agency's rating on the APS, as applicable.

         (ii) "Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Trust, that is listed as the holder of record of APS in the Share Books.

         (jj) "Failure to Deposit," means, with respect to shares of a series of APS, a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after Notice of Redemption is mailed pursuant to Section 8.6; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price with respect to APS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (kk) "Holder" means an individual or entity in whose name an outstanding share of the APS is registered on the Share Books.

         (ll) "Hold Order" and "Hold Orders" have the respective meanings specified in Section 8.9(a)(i)(C).

         (mm) "Independent Accountant" means a nationally recognized accounting firm that is, with respect to the Trust, an independent certified public accountant under the Securities Act of 1933, and serving as such for the Trust.

         (nn) "Initial Rate Period" with respect to shares of a series of APS, means the period from the Date of Initial Issuance to and including the day immediately prior to the Dividend Payment Date for the Initial Rate Period specified with respect to shares of such series in Section 8.4(a), except in the case of Series W APS, with respect to which the Initial Rate Period means the period from the Date of Initial Issuance to and including [ ], 2004.

         (oo) "Investment Company Act" or "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         (pp) "Investment Company Act Cure Date," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Share Asset Coverage (as required by Section 8.3(a)) as of the last Business Day of each month, means the last Business Day of the following month.

         (qq) "Investment Company Act Preferred Share Asset Coverage" means asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding APS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

         (rr) "Late Charge" has the meaning specified in Section 8.4(b)(ii)(B).

         (ss) "Liens" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

         (tt) "Long Term Dividend Period" means a Special Dividend Period consisting of a specific period of one whole year or more but not greater than five years.

         (uu) "Market Value" means the fair market value of an asset of the Trust as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing bid prices on such day and provided further that, if no bid prices are quoted on such day, then the security is valued by such method as the Board of Directors will determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Corporation where such computation does not include interest accrued. The independent dealers from whom bids are sought will be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

         (vv) "Maximum Applicable Rate" means, with respect to APS for any Dividend Period, the higher of the Applicable Percentage of the Reference Rate or the Reference Rate plus the Applicable Spread. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

         (ww) "Minimum Rate Period" means a period of seven (7) Rate Period days.

         (xx) "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

         (yy) "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows:

         (i) Preferred Stock: The Moody's Discount Factor for taxable preferred stock shall be:

Aaa                                   150%
Aa                                    155%
A                                     160%
Baa                                   165%
Ba                                    196%
B                                     216%
<B or Not Rated                       250%

         Rule 144A securities' Discount Factor will be increased by an additional 20%.

         Because of the size of the dividends received deduction ("DRD") market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor. The Moody's Discount Factor for preferred shares shall also apply to non-cumulative preferred stocks, except that the Moody's Discount Factor shall be increased by an additional 10% for purposes of calculating the Discounted Value of such non-cumulative securities.

                  (ii) Corporate Debt Securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non-convertibles).

                             MOODY'S RATING CATEGORY

   TERM TO MATURITY OF CORPORATE DEBT
              SECURITY (2)                  Aaa        Aa       A       Baa        Ba       B        UNRATED (1)
     1 year or less.....................   109%       112%     115%     118%       137%    150%         250%

     2 years or less (but longer than 1
     year)..............................   115        118      122      125        146     160          250

     3 years or less (but longer than 2
     years).............................   120        123      127      131        153     168          250

     4 years or less (but longer than 3
     years).............................   126        129      133      138        161     176          250

     5 years or less (but longer than 4
     years).............................   132        135      139      144        168     185          250

     7 years or less (but longer than 5
     years).............................   139        143      147      152        179     197          250

     10 years or less (but longer than
     7 years)...........................   145        150      155      160        189     208          250

     15 years or less (but longer than
     10 years)..........................   150        155      160      165        196     216          250

     20 years or less (but longer than
     15 years)..........................   150        155      160      165        196     228          250

     30 years or less (but longer than
     20 years)..........................   150        155      160      165        196     229          250

     Greater than 30 years..............   165        173      181      189        205     240          250

---------
(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

                  (iii) U.S. Government Securities and U.S. Treasury Strips:


                                              U.S. GOVERNMENT SECURITIES    U.S. TREASURY STRIPS
          REMAINING TERM TO MATURITY               DISCOUNT FACTOR            DISCOUNT FACTOR
          --------------------------               ---------------            ---------------
1 year or less..............................             107%                      107%
2 years or less (but longer than 1 year)....             113                       115
3 years or less (but longer than 2 years)...             118                       121
4 years or less (but longer than 3 years)...             123                       128
5 years or less (but longer than 4 years)...             128                       135
7 years or less (but longer than 5 years)...             135                       147
10 years or less (but longer than 7 years)..             141                       163
15 years or less (but longer than 10 years).             146                       191
20 years or less (but longer than 15 years).             154                       218
30 years or less (but longer than 20 years).             154                       244

                  (iv) Short-Term Instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a Discount Factor of 100%.

                  (v) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

                  (vi) Convertible Securities (including convertible preferred):

         Equity - The convertibles is this group would have a delta that ranges between 1-0.8. For investment grade bonds the Discount Factor would be 195% and for below investment grade securities the Discount Factor would be 229%.

         Total Return - The convertibles in this group would have a delta that ranges between 0.8-0.4. For investment grade bonds the discount factor would be 192% and for below investment grade securities the Discount Factor would be 226%.

         Yield Alternative - The convertibles in this group would have a delta that ranges between 0.4-0. For this category the Discount Factors used are based on Moody's rating for corporate debt securities table.

         Any unrated convertible bonds would receive a discount factor of 250%.

                  (vii) Common Stock: The following Discount Factors will be applied to the Common Stock holdings:

Common Stocks                   Utility                      Industrial                   Financial
-------------                   -------                      ----------                   ---------
7 week exposure period          170%                         264%                         241%


                  (viii) Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

                                                                           Discount Factor (1)(2)(3)
                                                                           -------------------------
common stock of REITs                                                                 154%
preferred stock of REITs
      with Senior Implied Moody's (or S&P) rating:                                    154%
      without Senior Implied Moody's (or S&P) rating:                                 208%

preferred stock of Other Real Estate Companies

      with Senior Implied Moody's (or S&P) rating:                                    208%
      without Senior Implied Moody's (or S&P) rating                                  250%


(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceeds 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

                           (ix) Asset-backed and mortgage-backed securities: the
                  Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security in accordance with the table set forth below:

       Remaining Term to Maturity                             Discount Factor
       --------------------------                             ---------------
       3 years or less..............................               133%
       7 years or less (but longer than 3 years)....               142%
       10 years or less (but longer than 7 years)...               158%
       20 years or less (but longer than 10 years)..               174%
       Greater than 20 years........................               205%

         The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security in accordance with the table set forth below:

         Coupon                                              Discount Factor
         ------                                              ---------------
         5%                                                             166%
         6%                                                             162%
         7%                                                             158%
         8%                                                             154%

         9%                                                             151%
         10%                                                            148%
         11%                                                            144%
         12%                                                            142%
         13%                                                            139%
         Adjustable                                                     165%

         The Moody's Discount Factor applied to fixed-rate pass-through that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

         The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security in accordance with the table set forth below:

         Coupon                                              Discount Factor
         ------                                              ---------------
         5%                                                             172%
         6%                                                             167%
         7%                                                             163%
         8%                                                             159%
         9%                                                             155%
         10%                                                            151%
         11%                                                            148%
         12%                                                            145%
         13%                                                            142%
         Adjustable                                                     170%

                  (x) Structured Notes: the Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph
         (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iii) under this definition.

                  (xi) Municipal debt obligations: the Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:


        Exposure Period        Aaa       Aa       A       Baa    MIG-1 (1)     MIG-1 (2)      Unrated (3)
        ---------------        ---       --       -       ---    ---------     ---------      -----------
     7 weeks                   151%     159%     160%     173%      135%          148%           225%
     8 weeks or less but       154%     161%     168%     176%      137%          149%           231%
     greater than seven weeks
     9 weeks or less but       158%     163%     170%     177%      138%          150%           240%
     greater than eight weeks

(1) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S& P and Fitch that have a maturity less than or equal to 49 days.

(2) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity greater than 49 days.

(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the municipal's assets can be derived from other sources as well as combined with a number of sources as presented by the Trust to Moody's, Municipal Obligations rated below B3 by Moody's and unrated Municipal Obligations, which are Municipal Obligations rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a Municipal Bond is rated Baa or below by Moody's or if unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in the table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

         The Moody's Discount Factor for Rule 2a-7 Money Market Funds shall be 110%.

                  By resolution of the Board of Trustees and without amending the By-Laws of the Trust or otherwise submitting such resolution for Shareholder approval, (i) the Moody's Discount Factors may be changed from those set forth above and (ii) additional Moody's Discount Factors may be established for other Eligible Assets if, in each case, the Rating Agency has advised the Trust in writing that such change or addition would not adversely affect its then-current rating of the APS, provided that the Trust shall cause to be made available a written statement setting forth the Moody's Discount Factors, as changed or as supplemented, for inspection by the Holders at the principal executive office of the Trust.

         (zz) "Moody's Eligible Assets" means:

                  (i) cash (including interest and dividends due on assets rated
         (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

                  (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria. In addition, Rating Agency rated 2a-7 money market funds are also eligible investments.

                  (iii) U.S. Government Securities and U.S. Treasury Strips;

                  (iv) Rule 144A Securities;

                  (v) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (D) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (E) such securities that not subject to extended settlement.

                  Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which
         (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and
         (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

                  (vi) Asset-backed and mortgage-backed securities;

                  (vii) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

                  (viii) Structured Notes and rated TRACERs; and TRAINS;

                  (ix) Preferred stocks if (A) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (B) the issuer of such a preferred stock has common stock listed on any of the New York Stock Exchange, the American Stock Exchange or the NASDAQ, (C) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa3 or higher or a preferred stock rating from Moody's of Baa3 or higher and
         (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

                  (x) Common stocks (i) which (A) are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the Trust; provided, however, that (y) common stocks which, while a Moody's Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Trust's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Trust's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United

         States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Trust's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Trust's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

                  (xi) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition but only upon receipt by the Trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the APS;

                  Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

                  -        Have not filed for bankruptcy within the past year

                  - Are current on all principle and interest in their fixed income obligations

                  -        Are current on all preferred stock dividends

                  - Possess a current, unqualified auditor's report without qualified, explanatory language.

         In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                              Maximum Single     Maximum Single      Minimum Issue Size
         Ratings (1)          Issuer (2),(3)     Industry (3),(4)    ($ in million) (5)
         -----------          --------------     ----------------    ------------------
         Aaa                       100%              100%                   $100
         Aa                         20                60                     100
         A                          10                40                     100
         Baa                         6                20                     100
         Ba                          4                12                      50 (6)
         B1-B2                       3                 8                      50 (6)
         B3 or below                 2                 5                      50 (6)

------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4)      Industries are determined according to Moody's Industry
         Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million and are limited to 20% of the Trust's total assets.

         Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Trust in connection with an outstanding derivative transaction.

         (aaa) "Moody's Exposure Period" on a Valuation Date means the period commencing on such date and ending 49 days thereafter, as such exposure period may be modified by resolution of the Board of Trustees and without amending the By-Laws of the Trust; provided, however, that the Trust shall have received confirmation in writing from the Rating Agency that any such modification shall not adversely affect such Rating Agency's then-current rating of the APS.

         (bbb) "Moody's Hedging Transactions" has the meaning set forth in
Section 8.8.

         (ccc) "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the APS):

1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, and Ammunition

2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

5.   Buildings and Real Estate: Brick, Cement, Climate Controls,
     Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

7.   Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
     Glass, Metal, Paper, Plastic, Wood or Fiberglass

8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

9.   Diversified/Conglomerate Manufacturing

10.  Diversified/Conglomerate Service

11.  Diversified Natural Resources, Precious Metals and Minerals:
     Fabricating, Distribution

12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

16.  Grocery: Grocery Stores, Convenience Food Stores

17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

18.      Home and Office Furnishings, House wares, and Durable Consumer
         Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

19.      Hotels, Motels, Inns and Gaming

20.      Insurance: Life, Property and Casualty, Broker, Agent, Surety

21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

22.      Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
         Industrial, Machine Tools, and Steam Generators

23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

24.      Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
         Drilling

25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

30.      Personal Transportation: Air, Bus, Rail, Car Rental

31.      Utilities: Electric, Water, Hydro Power, Gas

32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

         The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Trust considers necessary.

         (ddd) "Moody's Real Estate Industry/Property Sector Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts ("NAREIT")):

         1.  Office
         2.  Industrial
         3.  Mixed
         4.  Shopping Centers
         5.  Regional Malls
         6.  Free Standing
         7.  Apartments
         8.  Manufactured Homes
         9.  Diversified
         10. Lodging/Resorts
         11. Health Care
         12. Home Financing
         13. Commercial Financing
         14. Self Storage

         The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

      (eee) "NASDAQ System" means the electronic inter-dealer quotation system operated by NASDAQ, Inc., a subsidiary of the National Association of Securities Dealers, Inc.

      (fff) "NRSRO" means any nationally recognized statistical rating organization.

      (ggg) "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

      (hhh) "Non-Payment Period Rate" means 300% of the applicable "AA" Financial Composite Commercial Paper Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees determines and Moody's or S&P (or any Substitute Rating Agency in lieu of Moody's or S&P in the event Moody's or S&P shall not rate the APS) advises the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.

      (iii) "Notice of Redemption" has the meaning specified in Section
8.6(c).

      (jjj) "Notice of Special Rate Period" means any notice with respect to a Special Rate Period of APS pursuant to Sections 8.4(c).


      (kkk) "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

      (lll) "Order" and "Orders" have the respective meanings specified in
Section 8.9(a)(i)(C).

      (mmm) "Outstanding" means, as of any date (i) with respect to APS, APS theretofore issued by the Trust except, without duplication, (A) any APS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Trust, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Trust pursuant to Section 8.6(g) and (B) any APS as to which the Trust or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that APS held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to other preferred shares of beneficial interest of the Trust, the meaning equivalent to that for APS as set forth in clause (i).

      (nnn) "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or government agency or political subdivision thereof.

      (ooo) "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

      (ppp) "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional
APS).

      (qqq) "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, means (X) with respect to Moody's the dollar amount equal (i) to 130% of the sum of (A) the product of the number of APS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the APS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each series of APS outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the APS outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Applicable Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 8.4(c) with respect to shares of such series, such Maximum Applicable Rate shall be the Maximum Applicable Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the APS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the APS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 49 days subsequent to such Valuation Date; (E) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D) (including, without limitation, any payables for portfolio securities of the Trust purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1, or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of
(i)(A) through (i)(E) become payable, otherwise the Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of
(i)(A) through (i)(E); and (Y) with respect to S&P,100% of the dollar amount equal to the sum of: (A) the product of the number of APS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the APS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the APS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the APS outstanding from such first respective Dividend Payment Date therefor through the 30th day after such Valuation Date, at the Maximum Rate (plus the aggregate amount of dividends that would accumulate on other outstanding preferred shares from the first respective dividend payment date for such shares after the Valuation Date through the 30th day after such Valuation Date, at the respective maximum rates for such other outstanding preferred shares); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Trust senior in right of payment to the APS; and (F) any current liabilities as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(F) less the value (i.e., for the purposes of the current S&P guidelines, the face value of cash, and short term securities that are the direct obligations of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) becomes payable, otherwise the S&P Discounted Value) of any of the Corporation's assets irrevocably deposited by the Corporation for the payment of any of (i)(A) through (i)(F).

      (rrr) "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by Section 8.3) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

      (sss) "Preferred Shares Basic Maintenance Report" means a report by any of the President, Treasurer, any Vice President or any Assistant Treasurer of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the net asset value of the Trust, total return, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

      (ttt) "Preferred Shares Paying Agent" means Deutsche Bank Trust Company Americas unless and until another bank or trust company has been appointed as Preferred Shares Paying Agent by a resolution of the Board of Trustees and thereafter such substitute bank or trust company.

      (uuu) "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

      (vvv) "Pricing Service" means any pricing service designated by the Board of Trustees of the Trust and approved by Moody's and S&P, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

      (www) "Rate Period" means, with respect to shares of a series of APS, the Initial Rate Period of such Series and any Subsequent Rate Period, including any Special Rate Period, of such Series.

      (xxx) "Reference Rate" means (i) with respect to a seven-day Dividend Period or a Short Term Dividend Period having fewer than 183 days, the applicable "AA" Financial Composite Commercial Paper Rate, (ii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

      (yyy) "Response" has the meaning set forth in Section 8.4(c) of these By-laws.

      (zzz) "Rating Agency," on any date of determination, means (i) Moody's if Moody's is then rating the APS, (ii) S&P if S&P is then rating the APS, or (iii) if Moody's or S&P is then not rating the APS, any NRSRO rating the APS at the request of the Trust. In the event that Moody's or S&P is not rating the APS, any reference to a rating by Moody's or S&P in this Article VIII shall be deemed to be a reference to the equivalent rating by such substitute NRSRO

      (aaaa) "Redemption Price" has the meaning set forth in Section 8.6.

      (bbbb) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust.

      (cccc) "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

      (dddd) "S&P Discount Factor" means, with respect to an "S&P Eligible Asset" specified below, the following applicable number, provided that the S&P Exposure Period is 20 Business Days or less:

            (i)   Types of S&P Eligible Assets

                                                                   Discount
                                                                   Factor
                                                                   For AAA
Type of S&P Eligible Asset                                         Rating
--------------------------                                         ------
Common Stock of:
      REITs and other real estate companies                        148.79%
      Non-Real Estate Companies                                    168.46%
      Standard & Poor's 500 Index                                  168.46%
Fixed Rate  Preferred Stock                                        228.10%
Adjustable Rate Preferred Stock                                    198.29%
Taxable Preferred Stock                                            154.66%
Convertible bonds rated AAA                                        148.25%
Convertible bonds rated AA                                         154.97%

Convertible bonds rated A                                          161.70%
Convertible bonds rated BBB                                        168.42%
Convertible bonds rated BB                                         175.15%
Convertible bonds rated B                                          181.87%
Convertible bonds rated CCC                                        188.60%
U.S. Government Obligations (52 week Treasury Bills)               101.99%
U.S. Government Obligations (Two-Year Treasury Notes)              103.77%
U.S. Government Obligations (Five-Year Treasury Notes)             109.09%
U.S. Government Obligations (Ten-Year Treasury Notes)              115.14%
U.S. Government Obligations (Thirty-Year Treasury Bonds)           126.33%
U.S. Agency Debt Securities                                        120.48%
Agency Mortgage Collateral (Fixed 15-Year)                         128.80%
Agency Mortgage Collateral (Fixed 30-Year)                         131.20%
Agency Mortgage Collateral (ARM 1/1)                               121.70%
Agency Mortgage Collateral (ARM 3/1)                               122.10%
Agency Mortgage Collateral (ARM 5/1)                               122.50%
Agency Mortgage Collateral (ARM 10/1)                              122.70%
      Corporate Bonds rated at least AAA                           110.01%
      Corporate Bonds rated at least AA                            113.28%
      Corporate Bonds rated at least A                             116.85%
      Corporate Bonds rated at least BBB                           121.82%
      Corporate Bonds rated at least BB                            135.32%
      Corporate Bonds rated at least B                             168.76%
      Corporate Bonds rated at least CCC                           252.03%
      Corporate Bonds rated at least CCC-                          350.00%
      Auto Loans (fixed or floating) Weighted Average Life
      less than 5 years                                            130.00%
      Auto Loans (fixed or floating) Weighted Average Life more
      than 5 years and less than 10                                140.00%
      Credit Card Loans (fixed) Weighted Average Life less
      than 5 years                                                 130.00%
      Credit Card Loans (fixed) Weighted Average Life more
      than 5 years and less than 10                                140.00%
      Credit Card Loans (floating)                                 112.70%
      Cash and Cash Equivalents                                       100%

            (ii) Interest rate swaps entered into according to ISDA standards if

               (A) the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A-, or equivalent by S&P, or higher.

               (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the APS.

               (C) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.

               (D) If the Trust fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.

               (E) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Trust's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Trust's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.

               (F) The Trust must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Trust's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Trust's obligations with respect to such caps or floors.

            (iii) Cash and Cash Equivalents

               (A) Cash and Cash Equivalents and demand deposits in an "A-1+" rated institution are valued at 100%. "A-1+" rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

               (B) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Trust used as "sweep" vehicles will be 110%. Money Market Funds rated "AAAm" will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

      (eeee) "S&P Eligible Assets" means:

            (i)   Deposit Securities;

            (ii)  U.S. Government Obligations of U.S. Government Agencies;

            (iii) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

            (iv) be no more than 10% of total assets may be below a S&P rating of BBB- , or comparable Moody's or Fitch rating, or unrated;

            (v) the remaining term to maturity of such Other Debt will not exceed fifty (50) years;

               (A) such Other Debt must provide for periodic interest payments in cash over the life of the security;

               (B) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Commission;

               (C) which, in the aggregate, have an average duration of not more than 12 years.

            (vi) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

               (A) such evidence of indebtedness is rated at least CCC by S&P;
          and

               (B) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

            (vii) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral").

            (viii) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

            (ix) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

               (A) The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least "BBB-", or the preferred issue must be rated at least "BBB-".

               (B) The issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

               (C) The collateral pays cash dividends denominated in U.S.
         dollars.

               (D) Private placement 144A with registration rights are eligible assets.

               (E) The minimum market capitalization of eligible issuers is US$100 million.

      Restrictions for floating-rate preferred stock:

               (A) Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

               (B) The floating-rate preferred stock may not have been subject to a failed auction.

      Restrictions for adjustable -- or auction-rate preferred stock:

               (A) The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

      Concentration Limits:

               (A) Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

               (B) Preferred stock rated below B - (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.

               (C) Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB - .

               (D) Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

            (x) Common Stocks of REITs, Other Real Estate Companies, and non-Real Estate Companies. Common stocks of REITs, Other Real Estate Companies, and non-Real Estate Companies that satisfy all of the following conditions:

               (A) The Trust does not hold a number of common shares of an issuer in excess of the average monthly trading volume over the preceding 12 months.

               (B) Each common stock has a minimum market capitalization of at least $100 million.

               (C) Restricted stocks (144a securities) or any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

               (D) The Trust may not hold any equity unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations).

              Escrow Bonds may comprise 100% of the Trust's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government Obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. Agency paper must meet the minimum issuance size requirement for the Trust described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Trust's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

              With respect to the above, the Trust's portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors.

              For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

            (xi)  Rule 144A Securities.

            (xii) Municipal Obligations. A Municipal Obligation owned by the Trust that (1) is interest bearing and pays interest at least semi-annually; (2) is payable with respect to principal and interest in U.S. Dollars; (3) The bonds should have an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated "AA" or better by Standard & Poor's; or, if not rated by S&P but rated equivalent or higher to an AA by another nationally recognized statistical rating organization, on a case by case basis; (4) is not subject to a covered call or put option written by the Trust; (5) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (6) the bonds are issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; (7) fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than Standard & Poor's; and (8) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $10 million. Any Municipal Obligation that is a part of an original issue size of less than $10 million must carry a rating of at least AA by S&P or an equivalent rating by another nationally recognized statistical rating organization and the Market Value of such Municipal Obligations may not exceed 20% of the aggregate Market Value of

      S&P Eligible Assets. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities.

      (ffff) "S&P Exposure Period" means the sum of (1) that number of days from the last Valuation Date on which the Trust's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Trust's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (2) the maximum number of days following a Valuation Date that the Trust has under these By-Laws to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (3) the maximum number of days the Trust has to effect a mandatory redemption under
Section 8.6(b).

      (gggg) "S&P Transaction" has the meaning specified in Section 8.3(c).

      (hhhh) "S&P Industry Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P global industry classification):

       Aerospace & Defense
       Air Freight and Logistics Airlines
       Automobiles
       Automobile Components
       Beverages
       Biotechnology
       Building Products
       Cable
       Capital Markets
       Computers & Peripherals
       Commercial Banks
       Commercial Services & Supplies
       Communications Equipment
       Construction & Engineering
       Consumer Finance
       Containing & Packaging
       Distributors
       Diversified Financial Services
       Diversified Telecommunication Services
       Electric Utilities
       Electrical Equipment
       Electronic Equipment & Instrument
       Energy Equipment & Services
       Food & Staples Retailing
       Food Products
       Gas Utilities
       Healthcare Equipment & Supplies
       Healthcare Providers & Services
       Hotels, Restaurants & Leisure
       Household Durables
       Household Products
       Industrial Conglomerates
       Insurance
       Internet & Catalog Retail
       Internet Software & Services
       IT Services

       Leisure Equipment & Products
       Machinery
       Marine
       Media
       Metals & Mining
       Office Electronics
       Oil & Gas
       Packaging and Containers
       Paper & Forest Products
       Personal Products
       Pharmaceuticals
       Real Estate
       Retail
       Road & Rail
       Software
       Specialty Retail
       Semiconducters and Semi Conducter Equipment
       Textiles, Apparel and Luxury Goods
       Thrift & Mortgage Finance
       Tobacco
       Trading Companies & Distributors
       Transportation and Infrastructure
       Transportation Utilities
       Water Utilities
       Wireless Telecommunication Services

      (iiii) "S&P Real Estate Industry/Property Sector Classification" means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

      1.    Office
      2.    Industrial
      3.    Mixed
      4.    Shopping Centers
      5.    Regional Malls
      6.    Free Standing
      7.    Apartments
      8.    Manufactured Homes
      9.    Diversified
      10.   Lodging/Resorts
      11.   Health Care
      12.   Home Financing
      13.   Commercial Financing
      14.   Self Storage
      15.   Specialty

      The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, when necessary, will consult with the independent auditor and/or S&P, as necessary.

      (jjjj) "Securities Act" means the Securities Act of 1933, as amended from time to time.

      (kkkk) "Securities Depository" means The Depository Trust Company and its successors and assigns or the successor depository selected by the Trust as securities depository for the APS that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

      (llll) "Sell Order" and "Sell Orders" have the respective meanings specified in Section 8.9(a)(i)(C).

      (mmmm) "Share Books" means the share transfer books of the Trust maintained by the Preferred Shares Paying Agent with respect to the APS.

      (nnnn) "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than fourteen nor more than 364.

      (oooo) "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets)

            (i) commercial paper rated either F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

            (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

            (iii) overnight funds;

            (iv)  U.S. Government Securities; and

            (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes.

      (pppp) "Special Rate Period," with respect to shares of a series of APS, has the meaning specified in Section 8.4(c).

      (qqqq) "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or both of (i) a period (a "Non-Call Period") determined by the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to

$25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Trust after consultation with the Auction Agent and the Broker-Dealers.

      (rrrr) "Structured Notes" means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

      (ssss) "Submission Deadline" means 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

      (tttt) "Submitted Bid" And "Submitted Bids" have the respective meanings specified in Section 8.9(c)(i).

      (uuuu) "Submitted Hold Order" and "Submitted Hold Orders" have the respective meanings specified in Section 8.9(c)(i).

      (vvvv) "Submitted Order" and "Submitted Orders" have the respective meanings specified in Section 8.9(c)(i).

      (wwww) "Subsequent Rate Period," means, with respect to shares of a series of APS, the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

      (xxxx) "Substitute Rating Agency" means a Rating Agency selected by the Trust to act as the substitute Rating Agency to determine the credit ratings of the APS.

      (yyyy) "Treasury Bonds" means U.S. Treasury Bonds or notes.

      (zzzz) "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. For purposes of determining the "U.S. Treasury Bill Rate" the "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such ate, obtained from at least three recognized primary U. S. Government securities dealers selected by the Auction Agent.

      (aaaaa) "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively treaded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U. S Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. For purposes of determining the U.S. Treasury Note rate, the "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

      (bbbbb) "U.S. Treasury Securities" means obligations issued by the United States of America which are not zero coupon securities (other than Treasury bills), except that, for purposes of determining Eligible Assets, such obligations must be direct obligations of the United States Government (not including zero coupon securities).

      (ccccc) "Valuation Date" means, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue or such other date as agreed to by the Rating Agency.

      (ddddd) "Winning Bid Rate" has the meaning specified in Section 8.9(c)(i)(C).

      All references in these By-Laws to securities ratings by Standard & Poor's or Moody's shall, unless otherwise indicated, include all securities within such rating categories (i.e. (+), (-) or without either modifier for Standard & Poor's or a numerical modifier for Moody's).

Section 8.3. Investment Company Act Preferred Share Asset Coverage and Preferred Shares Basic Maintenance Amount Coverage.

      (a) The Trust shall maintain, as of the last Business Day of each month in which any APS are Outstanding, the Investment Company Act Preferred Share Asset Coverage.

      (b) So long as APS are Outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the APS), or S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the APS).

      (c) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to the Independent Accountant and the Auction Agent a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent and S&P as of the last Valuation Date of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day) and (ii) the Independent Accountant as of the last Valuation Date of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

      (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (c) of this Section
8.3 relating to each Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the APS) or S&P (if S&P is then rating the APS) and the Auction Agent (i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Annual Valuation Date), (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust correctly determined in accordance with these By-Laws the assets of the Trust which constitute Moody's Eligible Assets (if Moody's is then rating the APS) or S&P Eligible

Assets (if S&P is then rating the APS), (iii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust determined whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these By-Laws, Moody's Eligible Assets or S&P Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the Moody's ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and
(v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in such Preferred Shares Basic Maintenance Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Auditor's Confirmation").

      (e) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (c) of this Section
8.3 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the APS) and the Auction Agent an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

      (f) If any Auditor's Confirmation delivered pursuant to paragraph (d) or
(e) of this Section 8.3 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the APS) or S&P Eligible Assets (if S&P is then rating the APS) of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the APS) or S&P (if S&P is then rating the APS) and the Auction Agent promptly following receipt by the Trust of such Auditor's Confirmation.

      (g) On or before 5:00 p.m., New York City time, on the fifth Business Day after the Date of Original Issue of any APS, the Trust shall complete and deliver to Moody's (if Moody's is then rating the APS) or S&P (if S&P is then rating the APS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

      (h) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) on any Valuation Date, the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets is less than or equal to the Preferred Shares Basic Maintenance Amount, or (iii) whenever requested by Moody's or S&P, the Trust shall notify S&P and shall complete and deliver to Moody's (if Moody's is then rating the APS) a Preferred Shares Basic Maintenance Report as of the date of such event.

      (i) Notwithstanding the provisions of paragraph (c) of this Section 8.3, the Trust shall not be required to deliver to S&P a Preferred Shares Basic Maintenance Report for a particular Valuation Date if the Trust has maintained during the period covered by such Preferred Shares Basic Maintenance Report S&P Eligible Assets having an average weighted aggregate S&P Discounted Value equal to or greater than 200% of the Preferred Shares Basic Maintenance Amount.

Section 8.4.      Dividends.

      (a)   General.

            (i) Ranking. The shares of a series of the APS shall rank on a parity with each other, with shares of any other series of the APS and with shares of any other series of preferred shares that is not designated as junior to the APS as to the payment of dividends by the Trust.

            (ii) Cumulative Cash Dividends. The Holders of any series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration of Trust, these By-Laws and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in Section 8.4(b), and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (b) of this Section 8.4. Holders of APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on APS which may be in arrears, and, except to the extent set forth in Section 8.4(b)(ii), no additional sum of money shall be payable in respect of any such arrearage.

            (iii) Dividends Cumulative From Date of Original Issue. Dividends on any series of APS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

            (iv)  Dividend Payment Dates and Adjustment Thereof.

               (A) The Dividend Payment Dates with respect the APS, for the Initial Rate Period, shall be on as set forth in the following table:


           Series                Initial Dividend Payment Date
           ------                -----------------------------
          Series M                         [ ], 2004
          Series W                         [ ], 2004
          Series TH                        [ ], 2004
          Series F                         [ ], 2004

               (B) The Dividend Payment Date for any Subsequent Rate Period shall be (i) with respect to any Dividend Period of seven days and any Short Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day of such Subsequent Rate Period, and (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the Business Day next succeeding the last day of such Subsequent Rate Period (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date; and

               (C) Notwithstanding the foregoing, the Trust in its discretion may establish the Dividend Payment Dates other than as provided in
         Section 8.4(a)(iv) in respect of any Special Rate Period of shares of a series of APS consisting of more than seven Rate Period days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof.

               (D) The Dividend Payment Dates for any series of APS subsequently established by the Trust shall be as set forth in resolutions of the Board of Trustees establishing such series.

      (b)   Dividend Rates and Calculation of Dividends.

            (i) Dividend Rates. The dividend rate on the APS during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth below:

                          Series           Initial Dividend Rate
                          ------           ---------------------
                    Series M                       [ ]%
                    Series W                       [ ]%
                    Series TH                      [ ]%
                    Series F                       [ ]%

            The initial dividend rate on any series of APS subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.

            (ii) For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date immediately preceding such Subsequent Rate Period; provided, however, that if:

               (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Applicable Rate for shares of such series on the Auction Date therefor;

               (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof, but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with Section 8.4(b)(iv) and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (X) 300% of the "AA" Financial Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (Y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with Section 8.4(b)(iv) (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to Section 8.6(c), an amount computed by multiplying (x) 300% of the "AA" Financial Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with Section 8.4(b)(iv) (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such Subsequent Rate Period; and

               (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof, and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with Section 8.4(b)(iv) or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with
         Section 8.4(b)(iv) and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

            (iii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of seven Rate Period days or is a Short Term Dividend Period and 360 for any Long Term Dividend Period, and applying the rate obtained against $25,000. The amount so obtained shall be rounded to the nearest cent.

            (iv) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in
      Section 8.4(b)(ii), the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the

      Trust pursuant to Section 8.6(c); provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of APS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

            (v) Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of APS, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

            (vi) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in Section 8.4(a)(vi). Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

            (vii) Dividends Paid to Holders. Each dividend on APS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

            (viii) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

      (c)   Designation of Special Rate Periods.

            (i) The Trust, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for any series of APS will be a number of days (other than seven days) evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Trust may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions have been paid in full, and provided further that the Trust may not request a Special Dividend Period that is a Long Term Dividend Period unless the Trust shall have received written confirmation from Moody's (or any Substitute Rating Agency) that the Trust's election of the proposed Long Term Dividend Period would not impair the rating then assigned by Moody's (or any Substitute Rating Agency) of the applicable series of APS. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the APS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS of that series,
      (v) the investment objectives of the Trust and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

             (ii) After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Trust, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository, each Broker-Dealer and the Rating Agency which notice will specify the duration of the Special Dividend Period. The Trust will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, the Securities Depository and the Rating Agency on or prior to the Business Day prior to the relevant Auction Date if (x) either the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount is not satisfied, on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Trust also shall provide a copy of such Notice of Special Dividend Period to the Rating Agency. If the Trust is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series of APS will be a seven day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a seven day Dividend Period, and the Trust may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a seven day Dividend Period.


      (d)   Restrictions on Dividends.

            (i) Dividends on Shares Other Than the APS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the APS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the APS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with APS shall be declared pro rata so that the amount of dividends declared per share on APS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of APS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

            (ii) Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed- end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

            (iii) Other Restrictions on Dividends and Other Distributions. For so long as any APS are outstanding, and except as set forth in Section 8.4(d) and Section 8.6(b), (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the APS) or S&P Eligible Assets (if S&P is then rating the APS) would at least equal the Preferred Shares Basic Maintenance Amount.


Section 8.5.      Liquidation Rights.

      (a) The shares of a series of APS shall rank on a parity with each other, with shares of any other series of preferred shares not designated as junior to the APS and with shares of any other series of APS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust. Upon the liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, Holders shall be entitled to receive, out of the assets of the Trust available for distribution to Shareholders after satisfying claims of creditors but before any payment or distribution to the holders of the Common Shares or on any other class of Shares ranking junior to the shares of each series of APS upon liquidation, a liquidation distribution in the amount of $25,000 per share of each series of APS plus an amount equal to accumulated and unpaid dividends on each shares of such series (whether or not earned or declared) to the date of such distribution. Unless and until payment in full has been made to the Holders of the liquidation distributions to which they are entitled as provided in this Section 8.5, no dividends or distributions will be made to holders of the Common Shares or any other Shares junior to or on parity with the APS on liquidation, and no purchase, redemption or other acquisition for any consideration by the Trust will be made in respect of the Common Shares or any other Shares ranking junior to or on parity with the APS upon liquidation. After the payment to Holders of the full amount of the liquidation distributions to which they are entitled pursuant to the first sentence of this Section 8.5(a), Holders (in their capacity as such Holders) shall have no right or claim to any of the remaining assets of the Trust.

      (b) Neither the sale, lease or exchange (for cash, stock, securities or other consideration) of all or substantially all of the property and assets of the Trust, nor the merger or consolidation of the Trust into or with any other corporation, association, trust or other organization, nor the merger or consolidation of any other corporation, association, trust or other organization into or with the Trust, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 8.5.

      (c) If the assets of the Trust available for distribution to the Holders upon the dissolution, liquidation or winding up of the Trust, whether voluntary or involuntary, shall be insufficient to pay the full amount of the liquidation distributions to which the Holders are entitled pursuant to Section 8.5(a) above, then such assets shall be distributed among the Holders, together with the holders of any other class or series of preferred shares ranking on parity with the APS, ratably in proportion to the full amount of distribution to which each Holder would have been entitled under such Section 8.5(a).

Section 8.6.      Redemption.

      The shares of each series of APS shall be redeemable by the Trust as provided below:

      (a)   Optional Redemption.

            (i) Except to the extent prohibited by Massachusetts law or the Investment Company Act, the Trust, at its option, may without the consent of the Holders of the APS, redeem APS, in whole or in part, on the Business Day after the last day of a Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice; provided that no share of APS may be redeemed at the option of the Trust during (A) the Initial Dividend Period with respect to a series of shares or (B) a Non-Call Period to which such share is subject. Except with respect to a Call Premium Period, the optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption.

            (ii) If fewer than all of the outstanding shares of a series of APS are to be redeemed pursuant to subparagraph (i) of this Section 8.6(a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

            (iii) The Trust may not on any date mail a Notice of Redemption pursuant to Section 8.6(c) in respect of a redemption contemplated to be effected pursuant to this Section 8.6(a) unless on such date (A) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of APS by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the APS) or S&P Eligible Assets (if S&P is then rating the
      APS) at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets, or the S&P Discount Factors applicable to S&P Eligible Assets, shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust.

      (b) Mandatory Redemption. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the APS, if the Trust fails to have Moody's Eligible Assets (if Moody's is then rating the APS) or S&P Eligible Assets (if S&P is then rating the APS) with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the APS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the

Cure Date, would have resulted in the Trust's having Moody's Eligible Assets with a Discounted Value greater than or equal of the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of APS and other preferred shares the redemption or retirement of which would have had such result, all APS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law. In determining the APS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the requirement of the Trust's having Moody's Eligible Assets or S&P Eligible Assets with a Discounted Value greater than or equal the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Share Asset Coverage, as the case may be, pro rata among APS and other preferred shares (and, then, pro rata among each series of APS) subject to redemption or retirement; provided that, shares of APS which may not be redeemed at the option of the Trust due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be no later than 30 days after the Trust last met the Preferred Shares Basic Maintenance Amount, except that if the Trust does not have funds legally available for the redemption of all of the required number of the APS and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 30 days after such Cure Date, the Trust shall redeem those APS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of APS are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Trust deems fair and equitable.

      (c) Notice of Redemption. If the Trust shall determine or be required to redeem shares of a series of APS pursuant to paragraph (a) or (b) of this
Section 8.6, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 15 nor more than 40 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of APS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of APS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 8.6 under which such redemption is made. If fewer than all shares of a series of APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section
8.6 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 8.6, if any dividends on shares of a series of APS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

      (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust or applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed APS for which a Notice of Redemption has been mailed, dividends may be declared and paid on APS and shall include those APS for which a Notice of Redemption has been mailed.

      (f) Auction Agent as Trustee of Redemption Payments by the Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

      (g) Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to Section 8.6(c), upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the APS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in Section 8.4(b)(ii). The Auction Agent shall pay the Redemption Price to the Holders of APS subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of APS so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

      (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 8.6, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Massachusetts law.

      (i) Only Whole APS May be Redeemed. In the case of any redemption pursuant to this Section 8.6, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

      (j) Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 8.6, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of APS, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the APS) or S&P (if S&P is then rating the APS) that such modification would not impair the ratings assigned by Moody's or S&P to shares of APS.

Section 8.7.      Voting Rights.

      (a) General. Except as otherwise provided by law and as specified by this
Section 8.7, the Holders of APS shall have equal voting rights with the holders of Common Shares and shall be entitled to one vote for each share of a series of APS on each matter submitted to a vote of the Shareholders of the Trust. For purposes of determining any right of the Holders to vote on any matter, whether such right is created by the Declaration of Trust or these By-Laws, or otherwise, no Holder shall be entitled to vote and no Share of a series of APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of Shares required to constitute a quorum, if prior to or concurrently with the time of determination of Shares entitled to vote or Shares deemed outstanding for quorum purposes, as the case may be, sufficient funds for the redemption of such APS have been deposited in trust with the Preferred Shares Paying Agent for that purpose and the requisite Notice of Redemption with respect to such APS shall have been given as provided in Section 8.6(c) above.

      (b)   Holders of APS to Vote on Certain Other Matters.

            (i) So long as any APS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of APS (except that, notwithstanding the foregoing, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of APS or classes or series of other preferred shares ranking on a parity with APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, if the Trust obtains written confirmation from Moody's (if Moody's is then rating the APS), S&P (if S&P is then rating the APS), or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the APS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the APS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Share Asset Coverage and the Preferred Shares Basic Maintenance Amount requirements); or (b) amend, alter or repeal the provisions of the Declaration of Trust or the By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such APS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of APS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of APS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the APS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of APS in a manner different from any other series of APS, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

            (ii) Unless a higher percentage is provided for in the Declaration of Trust, (A) the affirmative vote of the Holders of at least a majority of the APS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company, (B) the affirmative vote of the Holders of at least a majority of the APS outstanding at the time, voting as a separate class, shall be required to amend the provisions of the Declaration of Trust, which provides for the classification of the Board of Trustees into three classes, and (C) the affirmative vote of the Holders of a "majority of the outstanding APS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding APS," voting as a separate class, shall be required to approve any action not described in the first sentence of this
      Section 8.7(b)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding APS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of APS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) or S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the APS) or S&P (if S&P is then rating the APS) of the results of such vote.

      (c)   Election of Trustees; Right to Elect Majority of Board Trustees.

            (i) The Holders of the APS and any other class of APS of the Trust that may be outstanding from time to time, voting separately as a single class, shall be entitled to elect two members of the Board of Trustees, and the holders of the Common Shares, voting separately as a single class, shall be entitled to elect the remaining members of the Board of Trustees. If at any time, however, dividends on any of the APS shall be unpaid in an amount equal to two full years' dividends (whether or not earned or declared) or the Holders of Preferred Shares, including the Auction Preferred Shares are otherwise entitled under the Investment Company Act to elect a majority of the Trustees, then the number of Trustees constituting the Board of Trustees shall automatically be increased by the smallest number such that, when added to the number of Trustees then constituting the Board of Trustees, the incumbent Trustees then elected solely by the Holders of the APS plus such additional Trustees shall constitute a majority of such increased number of Trustees; and at a special meeting of Shareholders, which shall be called and held as provided in Section 8.7(d), and at all subsequent meetings at which Trustees are to be elected, the Holders of the APS and holders of any other class of preferred shares of the Trust ranking on parity with the APS, by majority vote, voting separately as a single class (to the exclusion of the holders of all other series and classes of Shares of the Trust ranking junior to the APS), shall be entitled to elect such smallest number of additional Trustees of the Trust who will constitute a majority of the total number of Trustees of the Trust as so increased. The terms of office of the persons who are Trustees at the time of that election shall continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding APS for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Trustees elected by the Holders of the APS and holders of any other class of preferred shares of the Trust ranking on parity with the APS (but not the terms of the two incumbent Trustees elected by the Holders of the APS and the remaining incumbent Trustees elected by the Common Shares) shall terminate automatically, subject to the revesting of the rights of the Holders of the APS as provided in the second sentence of this paragraph in the event of any subsequent arrearage in the payment of two full years' dividends on the APS

            (ii) Any vacancy in the office of any Trustees elected by the Holders of the APS may be filled by the remaining Trustees (or Trustee) so elected or, if not so filled, by the Holders of the APS and any other class of preferred shares of the Trust ranking on parity with the APS, voting separately as a single class, at any meeting of Shareholders for the election of Trustees held thereafter. Any vacancy in the office of any Trustees elected by the holders of the Common Shares may be filled by the remaining Trustees (or Trustee) so elected or, if not so filled, by the Holders of the Common Shares, voting separately as a single class, at any meeting of Shareholders for the election of Trustees held thereafter. Unless as otherwise provided in the Declaration of Trust, a Trustee elected by the Holders of the APS and any other class of preferred shares of the Trust ranking on parity with the APS may be removed with or without cause, but only by action taken by the Holders of at least a majority of the outstanding APS and any other class of preferred shares of the Trust ranking on parity with the APS. Unless as otherwise provided in the Declaration of Trust, a Trustee elected by the holders of the Common Shares may be removed but only for cause by action taken by the holders of at least 75% of the outstanding Common Shares; provided, however, that if such termination is recommended by two-thirds of the total number of Trustees then in office elected by the holders of the Common Shares, the vote of the holders of at least a majority of the Common Shares then outstanding shall be sufficient authorization.


      (d)   Voting Procedures.

      As soon as practicable after the accrual of any right of the Holders to elect Trustees at a special meeting of Shareholders as described in Section 8.7(c), the Trust shall notify the Auction Agent and the Auction Agent shall call or cause to be called such special meeting by mailing or causing to be mailed a notice of such special meeting to the Holders upon not less than 10 nor more than 45 days prior to the date fixed for the meeting. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such special meeting, it may be called by any Holder on like notice.

      The record date for determining the Holders entitled to notice of and to vote at such meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed.

      The Holders of a majority of the APS then outstanding, present in person or by proxy, will constitute a quorum for the election of additional Trustees. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the Holders present in person or by proxy shall have the power to adjourn the meeting for the election of additional Trustees without notice, other than an announcement at the meeting, until a quorum is present, and, subject to Section 8.7(b), to take any other action as shall properly come before such meeting.

      If the right to elect additional Trustees shall have terminated as provided in Section 8.7(c) after the notice of a special meeting provided for in this Section 8.7(d) has been given but before the special meeting shall have been held, the Trust shall, as soon as practicable after such termination, mail or cause to be mailed to the Holders a notice of cancellation of such special meeting.

      (e) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any provision of these By-Laws viewed by Moody's or S&P as a predicate for any such definition or their rating, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of APS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or S&P (such confirmation being required to be obtained only in the event Moody's or S&P, respectively, is rating the APS) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, respectively, to the APS:

      Auditor's Confirmation                                Moody's Industry Classifications
      Annual Valuation Date                                 Moody's Real Estate Industry/Property
                                                            Sector Classification
      Business Day                                          Preferred Shares Basic Maintenance Amount
      Closing Transaction                                   Preferred Shares Basic Maintenance Cure
                                                            Date
      Commercial Paper Dealer                               Preferred Shares Basic Maintenance Report
      Deposit Securities                                    Pricing Service
      Discount Factor                                       Rating Agency
      Discounted Value                                      S&P Discount Factor
      Eligible Assets                                       S&P Eligible Assets
      Exposure Period                                       S&P Exposure Period
      Failure to Deposit                                    S&P Industry Classifications
      Independent Accountant                                S&P Real Estate Industry/Property Sector Classification
      Investment Company Act Cure Date                      Short Term Money Market Instruments
      Investment Company Act Preferred Asset Coverage       Specific Redemption Provisions
      Market Value
      Moody's Discount Factor                               Structured Notes
      Moody's Eligible Assets                               Treasury Bonds
      Moody's Hedging Transaction                           Valuation Date

      (f) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

      (g) No Preemptive Rights Or Cumulative Voting. The Holders of APS shall have no preemptive rights or rights to cumulative voting.

      (h) Voting For Trustees Sole Remedy For Trust's Failure To Pay Dividends. In the event that the Trust fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 8.7.

Section 8.8.      Other Restrictions.

      (a) The Trustees may from time to time in their sole discretion impose restrictions on certain investment practices of the Trust in order to comply with guidelines established by Moody's, S&P or any other Rating Agency that may be rating the Trust's APS at the time.

      (b) For so long as any shares of APS are rated by Moody's, the Trust may buy or sell financial futures contracts, swaps and enter into securities lending agreements, however any other types of hedging transactions will need Moody's written confirmation from that engaging in such transactions would not impair the ratings then assigned to the shares of APS (collectively "Moody's Hedging Transactions"), subject to the following limitations:

            (i) SECURITIES LENDING: The Trust may engage in securities lending in an amount not to exceed 15% of the Trust's total gross assets or such other percentage as the Trust and Moody's may agree. For purposes of calculating the APS Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor (for Corporate Debt Securities in Section [ ]) applied to each such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the APS Basic Maintenance Amount. Moreover, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these By-laws in securities that otherwise would qualify as Moody's Eligible Assets. As collateral for securities lent, the Trust also may receive securities that otherwise would qualify as Moody's Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Moody's Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Moody's Discount Factor, such excess shall be included as a Moody's Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the APS Basic Maintenance Amount.

            (ii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS): Total Return and Interest Rate Swaps are subject to the following provisions:

               (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the APS Basic Maintenance Amount. If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the APS Basic Maintenance Amount.

               (B) In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the outstanding shares of APS. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

               (C) The underlying securities subject to a Credit Default Swap sold by the Trust will be subject to the applicable Moody's Discount Factor (for Corporate Debt Securities in Section [ ]) for each security subject to the swap;

               (D) If the Trust purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor (for Corporate Debt Securities in Section [ ]) assessed based on the counterparty rating; and

               (E) The Trust will not include a Credit Default Swap as a Moody's Eligible Asset purchased by the Trust without the Trust holding the underlying security or when the Trust buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Trust's Valuation Procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the APS Basic Maintenance Amount. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will either have a mutually agreed upon valuation by Moody's and the Trust for purposes of determining Moody's Eligible Assets or will be excluded from Moody's Eligible Assets. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Moody's Eligible Assets.

The purchase or sale of any exchange-traded futures, option or option on futures contract based on an index approved by Moody's is subject to the following limitations (exempt are transactions that are terminating contracts already held by the Trust):

      - For financial futures contracts based on an index the total number of contracts purchased should not exceed 10% of the average open interest for the 30 days preceding the purchase of such transaction as reported by The Wall Street Journal or other respectable news source approved by Moody's;

      - Financial futures contracts based on an index approved by Moody's are limited to 80% of Moody's Eligible Assets or 50% of the Trust's holdings, whichever is greater;

      - Financial futures contracts based on an index should be limited to clearinghouses that are rated no lower than A by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated A by S&P or Fitch).

The Trust may engage in financial futures contracts to close out any outstanding financial futures contract based on any index approved by Moody's, if the average open interest for the 30 days preceding the transaction as reported by The Wall Street Journal or any other respectable news source approved by Moody's is equal to or greater than the amount to be closed as determined by Moody's and the Trust.

The Trust will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

The Trust will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

The Trust will not:

            (x) engage in options and futures transactions for leveraging or speculative purposes;

            (y) write any call option or sell any financial futures contracts for the purpose of hedging an anticipated purchase of an asset;

            (z) Enter into an option or futures transaction unless Moody's has been notified of the Trust's intentions. In addition, the Trust must present to Moody's that it will continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

      (c) For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver to Moody's shall be as follows:

            (i) The call option written by the Trust must be either exchange-traded and "readily reversible" or expire within 49 days after the date of valuation and should be valued at the lesser of:

               (A) the Discounted Value, or

               (B) the exercise price of the call option written by the Trust;

            (ii) Assets subject to call options written by the Trust not meeting the requirements of clause (i) of this sentence shall have no value;

            (iii) Assets subject to put options written by the Trust shall be valued at the lesser of:

               (A) the exercise price of the put option or

               (B) the Discounted Value of the subject security

            (iv) Where delivery of a security or class of securities may be made to the Trust, it shall take delivery of the security or class of securities with the lowest Discounted Value.

               (A) For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:

                  (1) 10% of the exercise price of a written call option;

                  (2) The exercise price of any written put option;

                  (3) The settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and

                  (4) 105% of the Market Value of the underlying futures
            contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

               (B) For so long as any AMPS are rated by Moody's, the Trust may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("Forward Commitments"), provided that:

                  (1) The Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1, MIG-1, or Baa or higher by Moody's or, if not rated by Moody's, rated A1+/AA, SP-1+/AA, A or AA or higher by S&P, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

                  (2) The Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Forward Commitments will be calculated by applying the respective Moody's Discount Factor.

      (d) For so long as any shares of APS are rated by S&P, the Trust shall not purchase or sell interest rate locks, swaps, caps, floors, collars, futures contracts, write, purchase, or sell options on futures contracts, or write put options (except covered put options) or call options (except covered call options), unless it receives written confirmation from S&P that engaging in such transactions shall not impair the ratings then assigned to such Shares by S&P, except that the Trust may purchase or sell futures contracts based on a municipal bond index or treasury bonds and write, purchase, or sell put and call options on such contracts (collectively, the "S&P Hedging Transactions"), subject to the following limitations:

            (i) The Trust shall not engage in any S&P Hedging Transaction based on the municipal index securities (other than transactions which terminate a futures contract or option held by the Trust taking an opposite position thereto, hereinafter ("Closing Transactions"), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than one thousand (1,000) outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number twenty-five percent (25%) of the quotient of the Market Value of the Trust total assets divided by One Thousand Dollars ($1,000), or (C) outstanding futures contracts based on the Municipal Index exceeding in number ten percent (10%) of the average number of daily traded futures contracts based on the Municipal Index in the thirty (30) days preceding the time of effecting such transaction as reported by The Wall Street Journal.

            (ii) The Trust shall not engage in any S&P Hedging Transaction based on taxable securities (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number fifty percent (50%) of the quotient of the Market Value of the Trust total assets divided by One Hundred Thousand Dollars($100,000) (Two Hundred Thousand Dollars ($200,000) in the case of the two (2) year U.S. Treasury Note), or (B) outstanding futures contracts based on Treasury Bonds exceeding in number ten percent (10%) of the average number of daily traded futures contracts based on Treasury Bonds in the thirty (30) days preceding the time of effecting such transaction as reported by The Wall Street Journal.

            (iii) The Trust shall engage in Closing Transactions to close out any outstanding future contracts which the Trust owns or has sold or has an outstanding option thereon in the event (A) the Trust does not have S&P Eligible Assets with an aggregate S&P Discounted Value equal to or greater than the Asset Maintenance Amount on two consecutive Valuation Dates, and (B) the Trust is required to pay the Variation Margin on the second such Valuation Date.

            (iv) The Trust shall engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms.

            (v) When the Trust writes a futures contract or option thereon, it shall either maintain an amount of cash, cash equivalents, or highly liquid securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of the Initial Margin and the Variation Margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security.

For purposes of determining whether the Trust has S&P Eligible Assets with an aggregate S&P Discounted Value that equals or exceeds the Asset Maintenance Amount, the S&P Discounted Value of cash or securities held for the payment of the Initial Margin or the Variation Margin shall be zero (0) and the aggregate S&P Discounted Value for the S&P Eligible Assets shall be reduced by an amount equal to (A) thirty percent (30%) of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (B) twenty-five percent (25%) of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

            (vi) For so long as the Shares are rated by S&P, the Trust shall not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to Shares by S&P:

               (A) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of Ten Million Dollars ($10,000,000) and an amount equal to five percent (5%) of the Market Value of the Trust's total assets at the time of such borrowings and which borrowings shall be repaid within sixty (60) days and not be extended or renewed and shall not cause the aggregate S&P Discounted Value for the S&P Eligible Assets or Fitch Discounted Value for the Fitch Eligible Assets to be less than the Asset Maintenance Amount);

               (B) engage in short sales of securities;

               (C) lend any securities;

               (D) issue any class or series of stock ranking prior to the Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation, or winding up of the Trust;

               (E) reissue any Share previously purchased or redeemed by the Trust;

               (F) merge or consolidate into or with any other entity;

               (G) change the Pricing Service; or

               (H) engage in dollar rolls and reverse repurchase agreements.

            (vii) buy or sell exchange-traded financial futures contracts based on any index approved by S&P or Treasury Bonds, buy, write or sell exchange-traded put options on such futures contracts, any index approved by S&P or Treasury Bonds, or buy, write or sell exchange-traded call options on such financial futures contracts, any index approved by S&P or Treasury bonds ("S&P Hedging Transactions"), subject to the following limitations:

               (A) for each net long or short position in S&P Hedging Transactions, the Trust will maintain in a segregated account with the Trust's custodian an amount of cash or readily marketable securities having a value, when added to any amounts on deposit with the Trust's futures commission merchants or brokers as margin or premium for such position, at least equal to the market value of the Trust's potential obligations on such position, marked-to-market on a daily basis, in each case as and to the extent required by the applicable rules or orders of the Commission or by interpretations of the Commission's staff;

               (B) the Trust will not engage in any S&P Hedging Transaction which would cause the Trust at the time of such transaction to own or have sold the lesser of outstanding futures contracts based on any of the aforementioned indices exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

               (C) the Trust will engage in closing transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (1) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount on two consecutive Valuation Dates and (2) the Trust is required to pay variation margin on the second such Valuation Date;

               (D) the Trust will engage in a closing transaction to close out any outstanding futures contract or option thereon at least one week prior to the delivery date under the terms of the futures contract or option thereon unless the corporation holds the securities deliverable under such terms; and

               (E) when the Trust writes a futures contract or option thereon, either the amount of margin posted by the Trust (in the case of a futures contract) or the marked-to-market value of the Trust's obligation (in the case of a put option written by the Trust) shall be treated as a liability of the Trust for purposes of calculating the Preferred Share Basic Maintenance Amount, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security and the Trust does not wish to treat its obligations with respect thereto as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount, it shall hold such underlying security in its portfolio and shall not include such security to the extent of such contract or option as an S&P Eligible Asset.

Section 8.9.      Auction Procedures.

      (a)   Orders.

            (i) Prior to the Submission Deadline on each Auction Date for shares of a series of APS:

               (A) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                  (1) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                  (2) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                  (3) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

               (B) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

               (C) For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (A)(1), (A)(2), (A)(3) or (B) of this Section 8.9(a)(i) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (A)(1) of this Section 8.9(a)(i) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (A)(2) or (B) of this
         Section 8.9(a)(i) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (A)(3) of this Section 8.9(a)(i) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

               (D) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                  (2) such number or a lesser number of Outstanding shares of such series to be determined as set forth in Section 8.9(d)(i)(A)(4) if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                  (3) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in Section 8.9(d)(i)(A)(4) if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

               (E) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (1) the number of Outstanding shares of such series specified in such Sell Order; or

                  (2) such number or a lesser number of Outstanding shares of such series as set forth in Section 8.9(d)(i)(B)(3) if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of APS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (iii) of Section 8.9(b) if (X) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 8.9(f) or (Y) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

               (F) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                  (1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                  (2) such number or a lesser number of Outstanding shares of such series as set forth in Section 8.9(d)(i)(A)(5) if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

            (ii) No Order for any number of APS other than whole shares shall be valid.

      (b)   Submission of Orders by Broker-Dealers to Auction Agent.

            (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

               (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

               (B) the aggregate number of shares of such series that are the subject of such Order;

               (C) to the extent that such Bidder is an Existing Holder of shares of such series:

                  (1) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                  (2) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                  (3) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

               (D) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

            (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

            (iii) If an Order or Orders covering all of the outstanding APS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 91 days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

            (iv) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding APS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

               (A) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

               (B)

                  (1) any Bid for shares of such series shall be considered
            valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (A) above;

                  (2) subject to subclause (1), if more than one Bid of an
            Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                  (3) subject to subclauses (1) and (2), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess;

                  (4) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (B) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

               (C) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (A) above and valid Bids referred to in clause (B) above.

            (v) If more than one Bid for one or more shares of a series of APS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

            (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

      (c) Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.

            (i) Not earlier than the Submission Deadline on each Auction Date for shares of a series of APS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

               (A) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

               (B) from the Submitted Orders for shares of such series whether:

                  (1) the number of Outstanding shares of such series subject to
            Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate for shares of such series exceeds or is equal to the sum of:

                  (2) the number of Outstanding shares of such series subject to
            Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Applicable Rate for shares of such series; and

                  (3) the number of Outstanding shares of such series subject to
            Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (2) and (3) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (1) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

               (C) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                  (1) (X) each such Submitted Bid of Existing Holders specifying such lowest rate and (Y) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                  (2) (X) each such Submitted Bid of Potential Holders
            specifying such lowest rate and (Y) all other such Submitted Bids of Potential Holders specifying lower rates were accepted would result in such Existing Holders described in Section 8.9(c)(i)(B)(2) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in
            Section 8.9(c)(i)(B)(1), would equal not less than the Available APS of such series.

            (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph (i) of this Section 8.9(c), the Auction Agent shall advise the Trust of the Maximum Applicable Rate for shares of the series of APS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

               (A) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

               (B) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Applicable Rate for shares of such series; or

               (C) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Dividend Period shall be a Dividend Period of seven Rate Period Days and the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the applicable "AA" Financial Composite Commercial Paper Rate on such Auction Date.

      (d) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

            (i) Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Section 8.9(c)(i)(A), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

               (A) If Sufficient Clearing Bids for shares of a series of APS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (iv) and (v) of Section 8.9(d), Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (1) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                  (2) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                  (3) Potential Holders' Submitted Bids for shares of such
            series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (4) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in Sections 8.9(d)(i)(A) and (C), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold APS subject to such Submitted Bid, but only in an amount equal to the number of APS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (5) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in clauses (2) through (4) of this Section 8.9(i)(A) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

               (B) If Sufficient Clearing Bids for shares of a series of APS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of Section 8.9(d)(4), Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (1) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                  (2) Potential Holders' Submitted Bids for shares of such
            series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be accepted; and

                  (3) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Applicable Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (2) of this paragraph (B) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

               (C) If all of the Outstanding shares of a series of APS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

               (D) If, as a result of the procedures described in clause (4) or
         (5) of paragraph (A) or clause (3) of paragraph (B) of this Section 8.9(d)(i), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole APS.

               (E) If, as a result of the procedures described in clause (5) of
         Section 8.9(d)(i)(A), any Potential Holder would be entitled or required to purchase less than a whole share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate APS of such series for purchase among Potential Holders so that only whole shares of APS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing APS of such series on such Auction Date.

               (F) Based on the results of each Auction for shares of a series of APS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, APS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of APS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of APS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

               (G) None of the Trust, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver APS of any series or to pay for APS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

      (e)   Auction Agent.

      For so long as any APS are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which however may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any APS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of APS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of APS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

      (f)   Transfer of APS.

      Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Section 8.9 or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 8.9 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

      (g)   Global Certificate.

      Prior to the commencement of a any period in which the holders of Preferred Shares are entitled to elect a majority of the Board of Trustees, (i) all of the shares of a series of APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of APS shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

      (h)   Force Majeure.

            (i) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

            (ii) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

               (A) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

               (B) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

               (C) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

      (i)   Miscellaneous.

      The Board of Trustees may interpret the provisions of this Section 8.9 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not materially adversely affect the rights of Existing Holders of the Preferred Shares, and if such inconsistency, ambiguity or formal defect reflects an inaccurate provision hereof, the Board of Trustees may, in appropriate circumstances, amend this
   Section 8.9. An Existing Holder (A) may sell, transfer or otherwise dispose of Preferred Shares only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 8.9 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer, and (B) shall have the ownership of the Preferred Shares held by it maintained in book-entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Neither the Trust nor any affiliated person of the Trust (as defined under the Investment Company Act) shall submit any Order in any Auction. All of the Outstanding Preferred Shares shall be represented by one certificate registered in the name of the nominee of the Securities Depository. Each such certificate shall bear a legend substantially to the effect that transfer of the Shares represented by such certificate is subject to the restrictions specified in
   Section 8.9(f). Neither the Trust nor any of its agents, including, without limitation, the Auction Agent, shall have any liability with respect to the failure of a Potential Holder, Existing Holder or Agent Member to deliver, or to pay for, Preferred Shares sold or purchased in an Auction or otherwise.

                                   ARTICLE IX

                             TERMS OF COMMON SHARES

Section 9.1. Designation. A class of common shares of beneficial interest, without par value, is hereby designated "Common Shares" (the "Common Shares").

Section 9.2. Common Shares.

      (i) The Common Shares shall rank junior to the Preferred Shares with respect to payment of dividends and distributions on liquidation or dissolution and shall have such other qualifications, limitations or restrictions as provided in the Declaration.

      (ii) Except as otherwise provided herein or by law and the Declaration, the holders of the Common Shares shall be entitled to one vote for each Share on each matter submitted to a vote of the Shareholders of the Trust. The holders of the Common Shares and the holders of the Preferred Shares shall vote together as a single class except as herein provided or to the extent otherwise required by the 1940 Act or the Declaration.

      (iii) After all accumulated and unpaid dividends upon all outstanding Preferred Shares for all previous dividend periods have been paid, and full dividends on all outstanding Preferred Shares for the then-current dividend period have been paid or declared and a sum sufficient for the payment thereof set apart therefore, then and not otherwise, dividends or other distributions may be declared upon and paid to the holders of the Common Shares, to the exclusion of the holders of the Preferred Shares.

      (iv) In the event of the dissolution, liquidation, or winding up of the Trust, whether voluntary or involuntary, after payment in full of the amounts, if any, required to be paid to the holders of the Preferred Shares, the holders of the Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares, to share ratably in all remaining assets of the Trust.

                                    ARTICLE X

                                   FISCAL YEAR

      The fiscal year of the Trust and any Series thereof shall be established by resolution of the Trustees.

                                   ARTICLE XI

                                      SEAL

      The Trustees may adopt a seal which shall be in such form and shall have such inscription thereon as the Trustees may from time to time prescribe but the absence of a seal shall not impair the validity or execution of any document.

                                   ARTICLE XII

                        SUFFICIENCY AND WAIVERS OF NOTICE

      Whenever any notice whatever is required to be given by law, the Declaration of Trust or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice shall be deemed to have been sent by mail, telegraph, cable, wireless, facsimile or electronic means for the purposes of these By-Laws when it has been delivered to a representative of any entity holding itself out as capable of sending notice by such means with instructions that it be so sent.

                                  ARTICLE XIII

                                   AMENDMENTS

      These By-Laws, or any of them, may be altered, amended or repealed, or new By-Laws may be adopted by a vote of a majority of the Trustees, provided, however, that no By-law may be amended, adopted or repealed by the

Trustees if such amendment, adoption or repeal requires, pursuant to federal or state law, the Declaration of Trust or these By-Laws, a vote of the Shareholders.

                                 END OF BY-LAWS

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial statements.

      Part A: Financial Highlights. The Registrant's financial highlights from the commencement of the Registrant's operations on February 27, 2004 through March 31, 2004 (unaudited) are included in the Registrant's Prospectus filed herewith.

      Part B: Financial Statements. The Registrant's statement of assets and liabilities dated February 4, 2004, statement of operations and statement of changes in net assets for the period from August 7, 2003 (date of inception) to February 4, 2004, notes to the financial statements and independent auditors' report thereon are included in the Registrant's Statement of Additional Information filed herewith.

(2)   Exhibits:

      (a)(1)   Agreement and Declaration of Trust. (1)
      (a)(2)   Amendment to Agreement and Declaration of Trust.  (2)
      (b)(1)   By-Laws. (2)
      (b)(2)   Amended and Restated By-Laws. (5)
      (c)      Not applicable.
      (d)      Form of Preferred Share Certificate. (5)
      (e)      Form of Automatic Dividend Reinvestment Plan. (3)
      (f)      Not applicable.
      (g) Form of Investment Management Contract between the Registrant and John Hancock Advisers, LLC. (3)
      (h)      Form of Underwriting Agreement. (5)
      (i)      Not applicable.
      (j)(1) Form of Amendment adding the Registrant to the Amended and Restated Master Custodian Agreement. (3)
      (j)(2) Master Custodian Agreement between certain John Hancock Funds and The Bank of New York. (3)
      (k)(1) Form of Amendment adding the Registrant to the Master Transfer Agency and Service Agreement. (3)
      (k)(2)   Master Transfer Agency and Service Agreement between the
               Registrant and Mellon Investor Services, LLC. (3)
      (k)(3)   Form of Accounting and Legal Services Agreement between the
               Registrant and John Hancock Advisers, LLC. (3)
      (k)(4) Form of Shareholder Servicing Agreement between John Hancock Advisers, LLC and UBS Securities LLC. (3)
      (k)(4)   Form of Auction Agency Agreement. (5)
      (l)      Opinion and Consent of Counsel. (5)
      (m)      Not applicable.
      (n)      Consent of Independent Auditors. (5)
      (o)      Not applicable.

      (p) Subscription Agreement between the Registrant and John Hancock Advisers, LLC. (3)
      (q)      Not applicable.
      (r)      Code of Ethics for John Hancock Advisers, LLC. (3)
      (s)      Power of Attorney. (2)

      (1) Incorporated herein by reference from exhibits filed in the Registrant's initial registration statement on Form N-2 for its common shares (File No. 333-108102) (accession no. 0000950135-03-004543), as filed with the Securities and Exchange Commission on August 20, 2003.
      (2) Incorporated herein by reference from exhibits filed in Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 for its common shares (File No. 333-108102) (accession no. 0001010521-04-000015), as filed with the Securities and Exchange Commission on January 9, 2004.
      (3) Incorporated herein by reference from exhibits filed in Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 for its common shares (File No. 333-108102) (accession no. 0001010521-04-000015), as filed with the Securities and Exchange Commission on February 20, 2004.
      (4) Incorporated herein by reference from exhibits filed in the Registrant's initial Registration Statement on Form N-2 for its preferred shares (File No. 333-113675) (accession no. 0000950135-04-001357), as filed with the Securities and Exchange Commission on March 17, 2004.
      (5)      Filed herewith.

ITEM 25.  MARKETING ARRANGEMENTS

Reference is made to the Underwriting Agreement filed herewith.

ITEM 26.  OTHER EXPENSES AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees .............................   $ 48,200
Printing ......................................   $ 50,000
Accounting fees and expenses ..................   $  5,000
Legal fees and expenses .......................   $ 74,000
Marketing fees and expenses ...................   $237,000
Miscellaneous .................................   $ 10,800
                                                  --------
    Total .....................................   $425,000

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

Item 28.  NUMBER OF HOLDERS OF SECURITIES

As of April 21, 2004, the number of record holders of each class of securities of the Registrant was:

            (1)                                                (2)
      TITLE OF CLASS                                  NUMBER OF RECORD HOLDERS
      Common Shares (no par value) .................            32
      Preferred Shares, Series M (no par value) ....             0
      Preferred Shares, Series W (no par value) ....             0
      Preferred Shares, Series TH (no par value) ...             0
      Preferred Shares, Series F (no par value) ....             0

ITEM 29. INDEMNIFICATION

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust incorporated by reference as Exhibit (a) herein.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company (the "Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC (the "Adviser") provides as follows:

"Section 5.06.  Indemnity."

1.01  Indemnification and Exculpation.

      (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the

Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith
(A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

      (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

      (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

      (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

      (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

      (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

      (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 30. Business and Other Connections of the Adviser

      For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to Form ADV filed with the Commission (Commission File No. 801-8124) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

Item 31. Location of Accounts and Records

      Certain accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Adviser, 101 Huntington Avenue, Boston, MA 02199. Records relating to the duties of the Registrant's custodian are maintained by The Bank of New York, One Wall Street, New York, New York, and the Registrant's transfer agent by Mellon Investor Services, LLC, 85 Challenger Road, Ridgefield Park, NJ 07660.

Item 32. Management Services

      Not applicable.

Item 33. Undertakings

      1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5.    The Registrant undertakes that:

            (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

            (b) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 23rd day of April, 2004.

                                    JOHN HANCOCK TAX-ADVANTAGED
                                    DIVIDEND INCOME FUND

                                    By: /s/ Maureen Ford Goldfarb
                                        ---------------------------
                                        Maureen Ford Goldfarb
                                        Chairman, President and Chief
                                        Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                         Title                               Date
---------                         -----                               ----
/s/ Maureen Ford Goldfarb         Chairman, President, Chief          April 23, 2004
-----------------------------
Maureen Ford Goldfarb             Executive Officer and Trustee

/s/ Richard A. Brown              Senior Vice President and Chief     April 23, 2004
-----------------------------
Richard A. Brown                  Financial Officer

                        *         Trustee
------------------------
James F. Carlin
                        *         Trustee
------------------------
William H. Cunningham
                        *         Trustee
------------------------
Ronald R. Dion
                        *         Trustee
------------------------
Charles L. Ladner
                        *         Trustee
------------------------
John A. Moore
                        *         Trustee
------------------------
Patti McGill Peterson
                        *         Trustee
------------------------
Steven R. Pruchansky
                        *         Trustee
------------------------
Norman H. Smith
                        *         Trustee
------------------------
John P. Toolan
                                  Dated:  April 23, 2004
*By: /s/ Susan S. Newton
     -------------------
     Susan S. Newton
     Attorney-in-fact

      EXHIBIT INDEX

      (b)(2)   Amended and Restated By-Laws.
      (d)      Form of Preferred Share Certificate.
      (h)      Form of Underwriting Agreement.
      (k)(4)   Form of Auction Agency Agreement.
      (l)      Opinion and Consent of Counsel.
      (n)      Consent of Independent Auditors.